As filed with the Securities and Exchange Commission on April 28, 2021

Registration No.    333-249114

811- 06144

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.  3

and

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 53

SEPARATE ACCOUNT VA DD

(Exact Name of Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

(Former Depositor, Transamerica Premier Life Insurance Company)

4333 Edgewood Road, NE

Cedar Rapids, IA 52499

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8511

Brian Stallworth, Esq.

Transamerica Life Insurance Company

c/o Office of the General Counsel

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

Title of Securities Being Registered:        Flexible Premium Individual Deferred Variable Annuity Contracts

Title of Securities Being Registered:

Flexible Premium Variable Annuity Policies

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On May 1, 2021 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VANGUARD VARIABLE ANNUITY

Issued Through

SEPARATE ACCOUNT VA DD

By

TRANSAMERICA LIFE INSURANCE COMPANY

(formerly Transamerica Premier Life Insurance Company)

Sales of this Contract were discontinued for new purchasers effective December 5, 2019

This prospectus describes the Vanguard Variable Annuity, a flexible premium deferred annuity contract (the “Contract”), including the Contract’s features, benefits, and risks. The Contract is issued by Transamerica Life Insurance Company (“us, “we”, “our” or “Company”). This is an individual, deferred, flexible premium variable annuity. The Contract offers many investment choices. You may invest in the separate account, which provides a means of investing in various Portfolios. You bear the entire investment risk for all amounts You put in the separate account. You can choose any combination of these investment choices.

This prospectus gives You important information about the policies and the Portfolios. Please read it carefully before You invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

We want to let You know that beginning January 1, 2021, we will no longer mail copies of shareholder reports for funds in Your portfolio unless You specifically request paper copies of the reports from us or from the selling firm that sold the Contract. This change is permitted by regulations adopted by the Securities and Exchange Commission. Instead, the reports will be made available on our website. We’ll let You know by mail each time a report is posted. The notification will have a URL for accessing the report.

If You’ve already elected to receive documents from us electronically, You’re not affected by this change. You’re already receiving an email with a link to the reports so there’s nothing You need to do.

You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If You’d like this option, give us a call at the number on Your account statement, Monday through Thursday 8 - 6:30, or Friday 8 - 5:30 ET. Your election to receive reports in paper will apply to all portfolio companies available under Your Contract.

Prospectus Date: May 1, 2021

GLOSSARY OF TERMS

Accumulated Value - The value of all amounts accumulated under the Contract during the Accumulation Phase (similar to the current market value of a mutual fund account).

Accumulation Phase - The Accumulation Phase starts when You purchase Your Contract and ends immediately before the Income Date, when the Income Phase starts.

Accumulation Unit - A measure of Your ownership interest in the Contract during the Accumulation Phase.

Accumulation Unit Value - Each subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount.

Adjusted Partial Withdrawal - Partial Withdrawal amount multiplied by an adjustment factor.

Annuitant - The person on whose life any annuity payments involving life contingencies will be based.

Annuity Payment Option - A method of receiving a stream of annuity payments selected by the Contract Owner.

Business Day - Any date that the New York Stock Exchange if open for trading.

Company - Transamerica Life Insurance Company.

Contract Owner - The person or persons designated as the Contract Owner in the Application to participate in the Contract. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. The Contract Owner has the right to assign ownership to a person or party other than him/herself.

Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider - An optional benefit under the Contract that provides a guaranteed minimum withdrawal benefit.

Income Date - The date on which annuity payments begin and is always the first of the month.

Income Phase - When we begin to make annuity payments to You (or Your payee).

Portfolios – The underlying fund portfolios available under the Contract.

Premium Tax - A regulatory tax some states assess on the Premium Payments made into a Contract.

Qualified Contract - A Contract that qualifies as an individual retirement annuity under Section 408(b) of the Internal Revenue Code; there are other types of qualified annuity contracts under different Internal Revenue Code section.

Separate Account - Separate Account VA DD, a Separate Account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1930 Act”), to which premium payments under the policies may be allocated.

Subaccount - A subdivision within the Separate Account, the assets of which are invested in a specified Portfolio.

Valuation Period - The period of time from one determination of Accumulation Unit values and Annuity Unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each business day.

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Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus

Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Contract schedule page for information about the specific fees You will pay each year based on the options You have elected.			Annuity Contract Fee Tables and Expense Examples Appendix A: Portfolio Companies Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.17%	0.30%
	Investment options (portfolio company fees and expenses as a percentage of policy value invested)	0.10%	0.40%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)[2]	0.05%	2.00%

	Because Your Contract is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your Contract, the following table shows the lowest and highest cost You could pay each based on current charges.
	Lowest Annual Cost: $409	Highest Annual Cost: $2,910

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Least expensive fund fees and expenses

•  No optional benefits

•  No sales charges

•  No additional purchase payments, transfers, or withdrawals

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Most expensive combination of optional benefits and fund fees and expenses

•  No sales charges

•  No additional purchase payments, transfers, or withdrawals

	RISKS			Location in Prospectus

Risk of Loss	You can lose money by investing in this Contract, including loss of principal.			Principal Risks of Investing in the Contract
Not a Short-Term Investment

This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

The Contract is designed to help meet long-term financial objectives by paying a death benefit to family members or other beneficiaries. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long-term investment horizon. You may pay substantial charges if You take withdrawals or fully surrender the Contract during the surrender charge period.

Risks Associated with Investment Options

•  An investment in the Contract is subject to the risk of poor investment performance. The investment performance of Your Contract can vary depending on the performance of the subaccounts options that You choose.

•  Each subaccount has its own unique risks.

•  You should review the subaccounts carefully before making an investment decision.

1 As a percentage of average Accumulated Value

2 Annual charge as a percentage of withdrawal base

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Insurance Company Risks	An investment in the Contract is subject to the risks related to Transamerica Life Insurance Company. Any obligations, guarantees, and benefits under the Contract are subject to our claims-paying ability. More information about Transamerica Life Insurance Company, including our financial strength ratings, is available by visiting www.Transamerica.com or calling toll-free (800) 462-2391.	Transamerica Life Insurance Company, the Separate Account, and the Portfolios
RESTRICTIONS		Location in Prospectus
Investments	• We reserve the right to remove or substitute portfolios as investment options under the Contract. • With certain riders, the portfolios to which You may allocate Your Contract value are limited	Annuity Contract Fee Tables and Expense Examples; Transamerica Life Insurance Company, the Separate Account, and the Portfolios;
Optional Benefits

•  Optional insurance benefits may be available only to insureds within certain age ranges, may be subject to special rules regarding the effect of withdrawals on the benefit amount, and may be subject to specific conditions regarding termination of the benefit.

•  Exceeding limits specified by the terms of the optional benefits may affect the availability of the benefits by reducing the benefits by an amount greater than the amount withdrawn or may cancel the benefits.

•  We may stop offering an optional benefit at any time to new purchasers, including to current Contract Owners who wish to add a benefit after the Contract Date.

Benefits Available Under the Contract
TAXES		Location in Prospectus
Tax Implications

•  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

•  If You purchased the Contract through a tax-qualified plan or individual retirement account (IRA), You do not get any additional tax deferral.

•  Earnings on Your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.

Tax Information
CONFLICT OF INTEREST		Location in Prospectus
Exchanges	Some investment professionals may have a financial incentive to offer You a new contract in place of the one You already own. You should only exchange Your Contract if You determine, after comparing the features, fees, and risks of both policies, that it is preferable for You to purchase the new contract rather than continue to own Your existing Contract.	Exchanges and/or Reinstatements

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OVERVIEW OF THE CONTRACT

PURPOSE

The Vanguard Variable Annuity is designed to provide long-term accumulation of assets by allocating Your Premium and Contract Value to one or more of a variety of subaccounts during the Accumulation Phase. Then, during the Income Phase, the Contract is designed to supplement Your retirement income by providing a stream of income payments. The Contract also offers a death benefit to help protect Your designated beneficiaries.

This Contract may be appropriate if You have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the fund options that are available under the Contract. We do not offer this Contract for sale to new investors.

PHASES OF CONTRACT

The Contract, like all deferred annuity contracts, has two phases: the “accumulation phase” and the “income phase.” During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when You take them out of the Contract. The Income Phase occurs when You annuitize the Contract and begin receiving regular annuity payments from Your Contract. The money You accumulate during the Accumulation Phase will largely determine the payments You receive during the Income Phase.

Accumulation Phase. To help You accumulate assets during the Accumulation Phase, You can invest Your Premium payments in:

•	Portfolios available under the Contract, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history.

A list of portfolios in which You can invest is provided in the back of this Prospectus. See Appendix: Portfolios Available Under the Contract.

Income Phase. You can elect to annuitize Your Contract and turn Your Accumulation Value into a stream of income payments guaranteed by us. When You annuitize Your Contract, the Accumulation Phase ends. These payments may continue for a fixed period of time, for Your lifetime, or the longer of Your lifetime or fixed period of years. The payments may be fixed or variable. Variable payments will vary based on the performance of the investment options You select.

In general, if You elect to annuitize, Your investments will be converted to annuity payments, and You will no longer be able to withdraw money at will from Your Contract. Any optional benefits You have selected under the Contract will terminate without value, including any death benefit. Please note that certain annuity payment options make an amount payable upon death.

CONTRACT FEATURES

Type of Contract. The Contract is a flexible premium deferred contract. The Contract is offered to individuals and participants in nonqualified arrangements and qualified retirement plans under the Internal Revenue Code.

Accessing Your Money. Before You annuitize, You can withdraw money from Your Contract at any time. If You take a withdrawal, You may have to pay income taxes, including a tax penalty if You are younger than age 59 1⁄2. Such withdrawals might also reduce any benefits You have selected.

Tax Treatment. You can transfer money between subaccounts without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.

Death Benefits. The Contract includes a standard death benefit that will pay Your designated beneficiaries the then-current Accumulated Value. You can purchase an additional death benefit for an additional fee. This additional provision may increase the amount of money payable to Your designated beneficiaries upon Your death.

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Optional Benefits. For an additional fee, this Contract has additional features that might interest You. These features may not be available for all contracts, may vary for certain contracts, may not each be available in combination with other optional benefits under the Contract, and may not be suitable for Your particular situation.

•	If available, You may elect to purchase an optional rider which provides a guaranteed lifetime withdrawal benefit. This feature is called the “Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider.”

Additional Services. At no additional change, You may select the following additional services.

•	Automatic Exchange Service. This service allows You to automatically transfer amounts between certain subaccounts on a monthly, quarterly, semi-annual or annual basis.
•	Automatic Asset Rebalancing. This service allows You to automatically reallocate Your Contract value amount among subaccounts on a periodic basis to maintain Your standing allocation instructions.

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ANNUITY CONTRACT FEE TABLE AND EXPENSE EXAMPLES

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to Your Contract schedule page for information about the specific fees You will pay each year based on the options You have elected.

The first table describes the fees and expenses that You will pay at the time that You buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.

Transaction Expenses:

Sales Load On Purchase Payments	0%

Maximum Surrender Charge (as a % of premium payments surrendered)	0%

Transfer Fee	0%

The next table describes the fees and expenses that You will pay each year during the time that You own the Contract (not including Portfolio fees and expenses).

Annual Contract Maintenance Fee[9]	$25

Administrative Expenses (as a percentage of average Accumulated Value)
Administrative Expense Charge	0.10%

	Maximum	Current
Base Contract Expenses[3] (as a percentage of average Accumulated Value)	0.20%	0.17%

Optional Benefit Expenses (as a percentage of average Accumulated Value)
Return of Premium Death Benefit[4]		0.20%
Return of Premium Death Benefit (No longer available for new issues)[5]		0.05%
Annual Step-Up Death Benefit (No longer available for new issues)[6]		0.12%

Optional Guaranteed Lifetime Withdrawal Benefit Rider:	Maximum	Current
Guaranteed Lifetime Withdrawal Benefit (annual charge – a % of withdrawal base)[7]	2.00%	1.20%
Guaranteed Lifetime Withdrawal Benefit (annual charge – a % of withdrawal base)[8]		0.95%

The next table shows the minimum and maximum total operating expenses charged by the Portfolio Companies that You may pay periodically during the time that You own the Contract. A complete list of the Portfolios available under the Contract, including their annual expenses, may be found under “Appendix: Portfolios Available Under the Contract.”

Portfolio Expenses	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution and/or service and 12b-1 fees, and other expenses)	0.10%	0.41%

3 The Annual mortality and expense risk charge will not be greater than 0.20%; however, the fee may be assessed at a lower rate for certain periods. The Administrative expense charge is 0.10%. Currently the daily mortality and expense risk charge will be assessed at a rate corresponding to an annual charge of 0.170%.

4 For contract owners who purchased the contract on or after October 19, 2011.

5 For contract owners who purchased the contract on or before October 18, 2011.

6 For contract owners who purchased the contract prior to October 30, 2010.

7 Attributable to premium payments and transfers into designated investments on or after May 1, 2013.

8 Attributable to premium payments and transfers into designated investments prior to May 1, 2013.

9 Applies to Contracts valued at less than $25,000 at the time of initial purchase and any year thereafter if the Accumulated Value is below $25,000. For Contracts valued at less than $25,000 at the time of fee assessment, the $25 Annual Contract Maintenance Fee is prorated at issue and assessed in full at calendar year-end.

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Net Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after any expense reimbursement or fee waiver arrangements)	0.10%	0.40%

Expense Examples:

The following Examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, annual Contract expenses and annual Portfolio Company operating expenses.

The Example assumes that You invest $100,000 in the Contract for the time periods indicated. The Example also assumes that Your investment has a 5% return each year and assumes the most expensive combination of annual Portfolio Company expenses and optional benefits available for an additional charge. The most expensive combination assumes the base Contract with the combination of available optional features or riders with the highest fees and expenses, Return of Premium death benefit and the Guaranteed Lifetime Withdrawal Benefit (Joint Life) options. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:

If the Contract is surrendered at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
If the Contract is annuitized or if you surrender the Contract at the end of the applicable time period
• Return of Premium Death Benefit Option	$2,910	$8,913	$15,172	$32,002

If the Contract is annuitized at the end of the applicable time period or if You so not surrender Your Contract:

	1 Year	3 Years	5 Years	10 Years
If the Contract is annuitized or if you surrender the Contract at the end of the applicable time period
• Return of Premium Death Benefit Option	$2,910	$8,913	$15,172	$32,002

Please remember that these Examples are illustrations and do not represent past or future expenses. Your actual expenses may be lower than those reflected in the Examples. Similarly, Your rate of return may be more or less than the 5% assumed in the Examples.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

In general, the principal risks of investing in the Contract include the following:

There are risks associated with investing in the Contract. You can lose money in a variable annuity, including potential loss of Your original investment. The value of Your investment and any returns will depend primarily on the performance of the Portfolios You select. Each Portfolio may have its own unique risks.

Variable annuities are not a short-term investment vehicle. Under some circumstances, You may receive less than the sum of Your premium payments. In addition, full or partial withdrawals will be subject to income tax and may be subject to a 10% Internal Revenue Service (“IRS”) penalty if taken before age 59 1⁄2. Accordingly, You should carefully consider Your income and liquidity needs before purchasing a Contract. Additional information about these risks appears in the Tax Information section of this prospectus.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels. If fees and expenses are increased, You may need to increase the amount and/or frequency of premium payments to keep the Contract in force.

INVESTMENT RISKS

You bear the risk of any decline in the Accumulation Value caused by the performance of the Portfolios held by the Subaccounts. Those Portfolios could decline in value very significantly, and there is a risk of loss of Your entire amount

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invested. The risk of loss varies with each Portfolio. This risk could have a significant negative impact on the value of certain optional benefits offered under the Contract. The investment risks are described in the prospectuses for the Portfolios.

A comprehensive discussion of the risks of each portfolio may be found in each Portfolio’s prospectus. Please refer to these prospectuses for more information.

There is no assurance that any Portfolio will meet its investment objective.

RISKS OF MANAGING GENERAL ACCOUNT ASSETS

The general account assets of Transamerica Life Insurance Company are used to support the payment of the death benefit under the Contracts. To the extent that Transamerica Life Insurance Company is required to pay amounts in addition to the contract value under the death benefit, such amounts will come from our general account assets. You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of Transamerica Life Insurance Company’s general creditors. Transamerica Life Insurance Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.

Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Separate Account that we promise.

Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Contract, and prior to age 59 1/2 a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.

Cybersecurity and Certain Business Continuity Risks

Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

For additional detail regarding cybersecurity and related risks, please see “Cybersecurity” in the Statement of Additional Information (“SAI”).

BUSINESS CONTINUITY

Our business operations maybe adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. To date, the COVID-19 pandemic has caused significant uncertainty and disruption to governments, business operations, and consumer behavior on a global scale. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans have not included effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.

THE ANNUITY CONTRACT

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Transamerica Life Insurance Company (the “Company”). All contracts described in this prospectus were issued before the date of this prospectus. The Contract

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provides a means of investing on a tax-deferred basis in Subaccounts that invest in various Portfolios (the “Portfolios”). You may purchase a Contract using after-tax dollars (a Non-Qualified Contract), or You may purchase a Qualified Contract by “rolling over” funds from another individual retirement annuity or from a qualified plan.

Who Should Invest

The Contract is intended for long-term investors who are United States citizens or Resident Aliens who want tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. The tax-deferred feature of the Contract is unnecessary when the Contract is purchased to fund a qualified plan.

About the Contract

The Vanguard Variable Annuity is a contract between You, the Contract Owner, and the Company, the issuer of the Contract.

The Contract provides benefits in two distinct phases: accumulation and income.

Accumulation Phase

The Accumulation Phase starts when You purchase Your Contract and ends immediately before the Income Date, when the Income Phase starts. During the Accumulation Phase, You choose to allocate Your investment in the Contract among the various available Subaccounts. The Contract is a variable annuity because the value of Your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts You choose. The Contract is a flexible-premium annuity because You can make additional investments of at least $250 until the Income Phase begins. During this phase, You are generally not taxed on earnings from amounts invested unless You withdraw them.

Other benefits available during the Accumulation Phase include the ability to:

•	Make transfers among Your Subaccount choices (“exchanges”) at no charge and without current tax consequences. (See Exchanges Among the Subaccounts.)
•	Withdraw all or part of Your money with no surrender penalty charged by the Company, although You may incur income taxes and a 10% penalty tax prior to age 59 1⁄2. (See Full and Partial Withdrawals.)

Income Phase

During the Income Phase, You receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under Your Contract (its Accumulated Value) and the Annuity Payment Option You select. See “Annuity Payments”.

At Your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts You choose. If fixed, the payment amounts are guaranteed.

Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

Please note: all benefits (guaranteed benefit or living benefit riders) under the Contract terminate when annuity payments begin or on the maturity date. The only benefits that remain include guarantees provided under the terms of the annuity option.

The Separate Account

When You purchase a Contract, Your money is deposited into the Company’s Separate Account VA DD (the “Separate Account”). The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to Contract Owners.

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PURCHASE

Application and Issuance of Contracts – The Vanguard Variable Annuity is no longer available for purchase by new Contract Owners.

Premium Payments

A Premium Payment is any amount You use to buy or add to the Contract. A Premium Payment may be reduced by any applicable Premium Tax or an initial Annual Contract Maintenance Fee. In that case, the resulting amount is called a Net Premium Payment.

Please Note:

•	The minimum Initial Premium Payment for a Contract is $5,000. You must obtain prior Company approval to purchase a Contract with an amount less than the stated minimum.
•	The Company will not accept third-party checks, Travelers checks, or money orders for Premium Payments.
•

You may make additional Premium Payments at any time during the Accumulation Phase and while the Annuitant or Joint Annuitant, if applicable, is living. Additional Premium Payments must be at least $250 unless You have obtained our prior approval to accept a lesser amount.

•

We will credit Additional Premium Payments to Your Contract as of the business day we receive Your premium and required information in good order at our Administrative Office. Additional Premium Payments must be received before the close of the New York Stock Exchange (usually 4 p.m., Eastern time) to get same-day pricing of the additional Premium Payment.

•	The minimum amount that You can allocate to any one Subaccount is $1,000.
•	We reserve the right to reject cumulative premium payments over $5,000,000 (this includes subsequent premium payments) for all Contracts with the same owner or same annuitant.
•	The Company reserves the right to reject any Application or Premium Payment.

The date on which the Initial Premium Payment is credited and the Contract is issued is called the Contract Date.

Premium Tax

A Premium Tax is a regulatory tax some states assess on the Premium Payments made into a Contract. If the Company should have to pay any Premium Tax, it may be deducted from each Premium Payment or from the Accumulated Value as the Company incurs the tax.

As of the date of this Prospectus, the following states assess a Premium Tax on all Initial and subsequent Premium Payments, including 1035 exchanges:

	Qualified	Non-Qualified
Maine	0.00%	2.00%
South Dakota	0.00	1.25*
Wyoming	0.00	1.00

*The tax of 1.25% is applied to the first $500,000 in premiums (including 1035 exchanges) in a calendar year. Any amount over $500,000 in a calendar year is assessed a 0.8% tax.

As of the date of this Prospectus, the following states assess a Premium Tax against the Accumulated Value if the Contract Owner chooses an Annuity Payment Option instead of receiving a lump sum distribution:

	Qualified	Non-Qualified
California	0.50%	2.35%
Nevada	0.00	3.50
West Virginia	1.00	1.00

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Additional Premium Payments by Wire – Money should be wired to:

HSBC
ROUTING NUMBER FOR WIRES: 021001088
ACCOUNT NUMBER: 000168106
TRANSAMERICA LIFE INSURANCE COMPANY
[YOUR CONTRACT NUMBER]
[YOUR NAME]

Please call (800) 462-2391 before wiring.

Please be sure Your bank includes Your Contract number to assure proper credit to Your Contract.

The Company will accept Federal Funds wire purchase orders only when the New York Stock Exchange and banks are open for business. A purchase payment received before the close of regular trading on the New York Stock Exchange (usually 4 p.m., Eastern time) will have a trade date of the same day, and purchase payments received after that time will have a trade date of the first business day following the date of receipt.

Annuity ExpressTM

The Annuity Express service allows You to make additional Premium Payments by transferring funds automatically from Your checking or statement savings account (not passbook savings account) to one or more Subaccounts on a monthly, quarterly, semi-annual, or annual basis. You may add to existing Subaccounts provided You have a minimum balance of $1,000. The minimum automatic purchase is $50; the maximum is $100,000.

Section 1035 Exchanges

Under Section 1035 of the Internal Revenue Code, You may exchange the assets of an existing non-qualified contract or life insurance contract or endowment contract to the Vanguard Variable Annuity without any current tax consequences. The Vanguard Variable Annuity is no longer available for purchase to new Contract Owners.

To accommodate owners of the Vanguard Variable Annuity, under certain conditions the Company will allow for the consolidation of two or more Vanguard Variable Annuity policies into the newest Contract. In order to provide Contract Owners with consolidated account reporting, the Company will accept these exchanges on a case-by-case basis. If applicable, You are responsible for only one Annual Contract Maintenance Fee. Under no circumstances will the Company allow the exchange of an existing Vanguard Variable Annuity for an identical new Vanguard Variable Annuity.

Because special rules and procedures apply to 1035 Exchange, particularly if the Contract being exchanged was issued prior to August 14, 1982, You should consult a financial professional before making a 1035 Exchange.

Allocation of Premium Payments

You specify on the Application what portion of Your Premium Payments You want to be allocated among which Subaccounts. You may allocate Your Premium Payments to one or more Subaccounts. All allocations You make should be in whole-number percentages and a minimum of $1,000. Your Initial Net Premium Payment will be immediately allocated among the Subaccounts in the percentages You specified on Your Application without waiting for the Free Look Period to pass.

Should Your investment goals change, You may change the allocation percentages for additional Net Premium Payments by contacting us. The change will take effect on the date the Company receives Your request. You may establish the telephone privilege by completing the appropriate section of the Application, or by sending a letter authorizing the Company to take instructions by telephone. See Telephone and Online Privilege.

ACCUMULATED VALUE

The Accumulated Value of Your Contract is the value of all amounts accumulated under the Contract during the Accumulation Phase (similar to the current market value of a mutual fund account). When the Contract is opened, the Accumulated Value is equal to Your initial Net Premium Payment. On any Business Day thereafter, the Accumulated Value equals the Accumulated

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Value from the previous Business Day;

plus:

•	Any additional Net Premium Payments credited.
•	Any increase in the Accumulated Value due to investment results of the Subaccount(s) You selected.

minus:

•	Any decrease in the Accumulated Value due to investment results of the Subaccount(s) You selected.
•	The daily Mortality and Expense Risk Charge.
•	The daily Administrative Expense Charge.
•	The Annual Contract Maintenance Fee, if applicable.
•	Any optional death benefit charge, if applicable.
•	Any withdrawals.
•	Any Premium Taxes that occur during the Valuation Period.

The Valuation Period is any period between two successive Business Days beginning at the close of business of the first Business Day and ending at the close of business of the next Business Day. You should expect the Accumulated Value of Your Contract to change from Valuation Period to Valuation Period, reflecting the investment experience of the Subaccounts You have selected as well as the daily deduction of charges.

An Accumulation Unit is a measure of Your ownership interest in the Contract during the Accumulation Phase. When You allocate Your Net Premium Payments to a selected Subaccount, the Company will credit a certain number of Accumulation Units to Your Contract. The Company determines the number of Accumulation Units it credits by dividing the dollar amount You have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is received. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount. Per Subaccount, the Accumulated Value equals the number of Accumulation Units multiplied by the Accumulation Unit Value for that Subaccount.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value, keeping the earnings tax-deferred.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value, keeping the earnings tax-deferred.

Transamerica Capital, Inc. (“TCI”), an affiliate of Transamerica Life Insurance Company, is the principal underwriter for the policies. TCI’s principal business address is 1801 California St., Suite 5200, Denver, Colorado 80202. Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an indirect wholly owned subsidiary of AEGON N.V., our ultimate parent company.

INVESTMENT OPTIONS

When You purchase the Contract, Your Premium Payments are deposited into the Separate Account VA DD (the Separate Account). The Separate Account contains a number of subaccounts that invest exclusively in shares of the Portfolios of the Vanguard Variable Insurance Fund (the Subaccounts). The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the Contract Owners.

You can allocate Your Premium Payments to one or more Subaccounts that invest exclusively in shares of the Portfolios. You are responsible for choosing the subaccounts for Your annuity Contract, and the amounts allocated to each, that are appropriate for Your own individual circumstances and Your investment goals, financial situation, and risk tolerance. Since investment risk is borne by You, decisions regarding investment allocations should be carefully considered. You can make or lose money in any of the Subaccounts that invest in these Portfolios depending on their investment performance.

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In making Your investment selections, we encourage You to thoroughly investigate all of the information regarding the Portfolios that are available to You, including each Portfolio’s prospectus and statement of additional information as well as the annual and semiannual reports. Other sources such as www.transamerica.com provide more current information. After You select the Portfolios for Your initial premium allocation, You should monitor and periodically re-evaluate Your allocations to determine if they are still appropriate.

In addition, information regarding each Portfolio, including (i) its name (ii) its investment objective (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in an Appendix to this prospectus. Each Portfolio has issued a prospectus that contains more detailed information.

Vanguard Variable Insurance Fund

The Vanguard Variable Annuity offers You a means of investing in various Subaccounts that invest in the Portfolios of Vanguard Variable Insurance Fund. For more detailed information regarding these Portfolios, You should read the prospectus for Vanguard Variable Insurance Fund. If you received a summary prospectus for any of the Portfolios, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full Portfolio prospectus.

The general public may invest in the Portfolios of Vanguard Variable Insurance Fund only through certain insurance contracts. The investment objectives and policies of the Portfolios may be similar to those of publicly available Vanguard funds. You should not expect that the investment results of any publicly available Vanguard funds will be comparable to those of the Portfolios.

Exchanges Among the Subaccounts

Should Your investment goals change, You may exchange assets among the Subaccounts at no cost, subject to the following conditions:

∎

You may request exchanges in writing, by telephone, or online at www.Transamerica.com. The Company will process requests it receives prior to the close of regular trading on the New York Stock Exchange (usually 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

∎	The minimum amount You may exchange from a Subaccount is $250 (unless the Accumulated Value in a Subaccount is less than $250).
∎	The Company does not charge a fee for exchanges among the Subaccounts.

Please note: If You elect the GLWB Rider, then transfers out of the designated investments may reduce or eliminate the benefits of the rider.

Please note: Because excessive exchanges can disrupt management of the Portfolio and increase the Portfolio’s costs for all Contract Owners, each Vanguard Variable Annuity Portfolio (other than money market funds and short-term bond funds) generally prohibits an investor’s purchases or exchanges into a funds for 30 calendar days after the investor has redeemed or exchanged out of that Portfolio.

Vanguard Variable Insurance Fund Money Market Fund

Vanguard has designated the Money Market Fund as a “government” money market fund.

Please refer to the underlying fund prospectus for the Money Market Fund for additional information about any other changes to the strategies, fees and expenses and other important information.

Selection of Portfolios

The Portfolios offered through this variable annuity are selected by us, and we may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, volatility, hedgeability, performance, and the capability and qualification of each investment firm. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premium payments and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners.

We have developed this variable annuity product in cooperation with one or more distributors, and may include certain Portfolios based on their recommendations. Their selection criteria may differ from our selection criteria.

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If You elect a guaranteed lifetime withdrawal benefit rider, as discussed later in this prospectus, we require You to allocate Your Contract value to designated investment options. This requirement is intended to reduce the Company’s costs and risks associated with offering the rider, and we select which Portfolios to make available under the riders with these factors in mind. Certain designated subaccounts invest in Portfolios with volatility control strategies, which could limit full participation in market gains and the growth of the riders.

Designated subaccounts, including those that invest in Portfolios with volatility control strategies, are also available to Contract Owners who do not elect a guaranteed lifetime withdrawal benefit rider. Although volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing Contract Owners with the opportunity for smoother performance and better risk adjusted returns, such strategies could limit Your full participation in market gains and ability to maximize potential growth of Your Contract value.

You are responsible for choosing the subaccounts which invest in the Portfolios, and the amounts allocated to each, that are appropriate for Your own individual circumstances and Your investment goals, financial situation, and risk tolerance. Because investment risk is borne by You, decisions regarding investment allocations should be carefully considered. We do not recommend or endorse any particular Portfolio and we do not provide investment advice.

In making Your investment selections, we encourage You to thoroughly investigate all of the information regarding the Portfolios that are available to You, including each Portfolio’s prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the underlying fund’s website provide more current information, including information about any regulatory actions or investigations relating to a fund or Portfolio. After You select Portfolios for Your initial premium payment, You should monitor and periodically re-evaluate Your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of Your Contract resulting from the performance of the Portfolios You have chosen.

We do not recommend or endorse any particular Portfolio and we do not provide investment advice.

We do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. We reserve the right, subject to compliance with applicable law, to make certain changes to the separate account and its investments. We reserve the right to add new portfolios (or portfolio classes), close existing portfolios (or portfolio classes), or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. We will not add, delete or substitute any Portfolio shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law

We reserve the right to limit the number of subaccounts You are invested in at any one time.

If You elect certain optional riders, You will be subject to investment restrictions. In the future, we may change the investment restrictions.

Not all subaccounts may be available for all policies, in all states, or through all financial intermediary firms.

Addition, Deletion, or Substitution of Investment Options

We cannot and do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. We retain the right, subject to any applicable law, to make certain changes in the separate account and its subaccounts. We reserve the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the Portfolios, or of another registered open-end management investment company for the shares of any portfolio. To the extent required by applicable law, substitutions of shares attributable to Your interest in a subaccount will not be made without prior notice to You and prior regulatory approval. Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuity policies, or from affecting an exchange between series or classes of variable annuity policies on the basis of Your requests.

New subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by us. Each additional subaccount will purchase shares in a Portfolio or other investment vehicle. We may also close one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is closed, we will notify You and request a reallocation of the amounts invested in the closed subaccount. If we do not receive

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additional instructions, any subsequent premium payments or transfers (including dollar cost averaging transactions or asset rebalance programs transactions) into a closed or liquidated subaccount will be re-allocated to the remaining available investment options according to the investment allocation instructions You previously provided. If Your previous investment allocation instructions do not include any available subaccounts, we will require new instructions. If we do not receive new instructions, the requested transaction will be canceled and any premium payment will be returned. Under asset rebalance programs the value remaining in the closed subaccount will be excluded from any future rebalancing. The value of the closed subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages You requested. As You consider Your overall investment strategy within Your annuity, You should also consider whether or not to re-allocate the value remaining in the closed subaccount to another investment option. If You decide to re-allocate the value of the closed subaccount, You will need to provide us with instructions to achieve Your goal. Under certain situations involving annuitizations (e.g., contract reached maximum annuity commencement date) if a subaccount is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment options You have purchased accumulation units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued policies, if a subaccount is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other current subaccounts You have value allocated to and which are open to new investment.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, we also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (5) add new Portfolios, or substitute a new Portfolio for an existing Portfolio.

In addition, a subaccount could become no longer available due to the liquidation of its corresponding Portfolio. To the extent permitted by applicable law, upon advance notice to You and unless You otherwise instruct us, we will:

1)	Re-allocate any contract value in the liquidated fund to the money market subaccount or a subaccount investing in another Portfolio designated by us; and
2)	Allocate any subsequent Purchase Payments and/or transfers (including Dollar Cost Averaging transactions or asset rebalance programs transactions) to the other subaccounts You have selected.

TRANSAMERICA LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNT, AND THE PORTFOLIOS

TRANSAMERICA LIFE INSURANCE COMPANY

Transamerica Life Insurance Company, located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499, is the insurance company issuing the Contract. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in the District of Columbia, Guam, Puerto Rico, the U.S. Virgin Islands, and all states except New York.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Thus, the Company is obligated to pay all amounts promised to investors under the Contracts. No financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

FINANCIAL CONDITION OF THE COMPANY

We pay benefits under Your Contract from our general account assets and/or from Your Contract value held in the separate account. It is important that You understand that payments of the benefits are not assured and depend upon certain factors discussed below.

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Assets in the Separate Account. You assume all of the investment risk for Your Contract value that is allocated to the subaccounts of the separate account. Your Contract value in those subaccounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. Any guarantees under a Contract that exceed Contract value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligation we monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and contract value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our contract owners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information. We encourage both existing and prospective Contract Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance as well as the financial statements of the separate account are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at www.sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our Contract Owners are available on our website (www.transamerica.com/individual/what-we-do/about-us/financial-strength/), and the websites of these nationally recognized statistical ratings organizations – A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com), and Standard & Poor’s Rating Services (www.standardandpoors.com).

Separate Account VA DD

The Separate Account VA DD (the “Separate Account”), 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, was established by the Company on July 16, 1990, and is a unit investment trust registered with the SEC and operating under Iowa law. The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund.

The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”). Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

The Company owns the assets of the Separate Account, and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the

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reserves and other liabilities of the Separate Account). The Company will always keep assets in the Separate Account with a value at least equal to the total Accumulated Value under the Contracts. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Company’s general account assets or any other separate account the Company maintains.

The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund. Additional Subaccounts may be established at the Company’s discretion. The Separate Account meets the definition of a “separate account” under Rule 0-1(e)(1) of the 1940 Act.

PORTFOLIO COMPANIES

The Vanguard Variable Annuity offers You a means of investing in various underlying Portfolios offered by different investment companies (by investing in the corresponding subaccounts). The companies that provide investment advice and administrative services for the underlying Portfolios offered through this Contract are listed in the “Appendix - Portfolios Available Under the Contract”.

The general public may not purchase shares of any of these underlying Portfolios. The names and investment objectives and policies may be similar to other portfolios managed by the same investment adviser or manager that are sold directly to the public. You should not expect the investment results of the underlying Portfolios to be the same as those of other portfolios.

More detailed information, including an explanation of the portfolios’ fees and investment objectives, may be found in the current prospectuses for the Portfolios, which accompany this prospectus. You should read the prospectuses for the Portfolios carefully before you invest.

Note: If you received a summary prospectus for any of the Portfolios listed in “Appendix – Portfolios Available Under the Contract,” please follow the instructions on the first page of the summary prospectus to obtain a copy of the full underlying fund prospectus or its statement of additional information. Information regarding each Portfolio, including (i) its name; (ii) its investment objective; (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in an appendix to this prospectus. See “Appendix: Portfolios Available Under the Contract.” Each Portfolio has issued a prospectus that contains more detailed information about its investment holdings, including a description of investment risks. You may obtain a free copy of the Portfolio prospectuses by contacting us at our administrative office at (800) 462-2391 or visiting our website at www.Transamerica.com. You should read the Portfolio prospectuses carefully.

At the time You purchase Your Contract, You may allocate Your premium to subaccounts. These are subdivisions of our separate account, an account that keeps Your Contract assets separate from our company assets. The subaccounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that You buy through Your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Portfolio has varying degrees of investment risk. Portfolios are also subject to separate fees and expenses such as management fees and operating expenses. “Master-feeder” or “fund of funds” invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce Your investment return. Read the Portfolio prospectuses carefully before investing. We do not guarantee the investment results of any Portfolio. Certain Portfolios may not be available in all states and in all share classes. Please see “Appendix - Portfolios Available Under the Contracts” for additional information.

Voting Rights. Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as contract owners instruct, as long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, You will receive voting materials from us. We will ask You to instruct us on how to vote and to return Your voting instructions to us in a timely manner. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large contract values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so. Shares owned by the insurance company

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and its affiliates will also be proportionately voted. Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

EXPENSES

The Cost of Investing in a Variable Annuity

Costs are an important consideration in choosing a variable annuity. That’s because You, as a Contract Owner, pay the costs of operating the underlying Portfolios, plus any transaction costs incurred when the fund buys and sells securities, as well as the costs associated with the annuity contract itself. These combined costs can have a significant effect on the investment performance of the annuity contract. Even seemingly small differences in mutual fund and annuity contract expenses can, over time, have a dramatic effect on performance.

Summary of Costs of Investing in the Vanguard Variable Annuity

•	No sales load or sales charge
•	No charge to make full or partial withdrawals
•	No fee to exchange money among the Subaccounts
•	$25 Annual Contract Maintenance Fee on Contracts valued at less than $25,000
•	Annual Mortality and Expense Risk Charge: 0.20%
•	Annual Administrative Expense Charge: 0.10%
•	Current Return of Premium death benefit fee: 0.20%
•	Current GLWB Rider Fee: 1.20% (Single or Joint Life Option).
•	Fees and expenses paid by the Portfolios which ranged from 0.10% to 0.40% in the fiscal year ended December 31, 2020

Mortality and Expense Risk Charge

The Company charges a fee as compensation for bearing certain mortality and expense risks under the Contract. The Company will deduct a daily charge corresponding to a maximum annual charge of 0.20% for the mortality and expense risks assumed by the Company (a lower rate may be assessed for certain periods, please see Fee Table).

The mortality and expense risk charge described above cannot be increased. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to the Company’s surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then the Company will bear the loss.

The mortality and expense risk charge may be assessed at a lower rate for certain periods at our discretion. Currently, the daily mortality and expense risk charge will be assessed at a rate reduced by an amount corresponding to an annual amount of 0.017%.

The Company assumes mortality risk where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives, the Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live.

The expense risk the Company assumes is that the charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, may not be great enough to cover the actual costs of issuing and administering the Contract.

Administrative Expense Charge

The Company assesses each Contract an annual Administrative Expense Charge to cover the cost of issuing and administering each Contract and of maintaining the Separate Account. The Administrative Expense Charge is assessed daily at a rate equal to 0.10% annually of the net asset value of the Separate Account.

Annual Contract Maintenance Fee

In certain situations, the Company charges an Annual Contract Maintenance Fee of $25. The fee is to reimburse the Company for the costs it expects over the life of the Contract for maintaining each Contract and the Separate Account.

The Company charges the fee if:

•	Your Initial Premium Payment is less than $25,000; and

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•	in any subsequent year the Accumulated Value is below $25,000.

For Contracts valued at less than $25,000 at the time of fee assessment, the $25 Annual Contract Maintenance Fee is prorated at issue and assessed in full at calendar year-end. The fee will be assessed on the last Friday of the calendar year, based on the Accumulated Value of the Contract on that day. If that day is not a business day, it will be assessed on the preceding business day. If that Friday is the last business day of the calendar year, the fee will be assessed on the preceding Friday.

GLWB Rider

If You elect this rider, a rider fee, as compensation for bearing risks associated with subaccount performance, will be deducted on the rider date, and on each rider quarter thereafter, before annuitization. Each rider quarter, one-fourth of the current annual charge of 1.20% (0.95% for the portion of the Total Withdrawal Base attributable to premium payments and transfers into designated investments prior to May 1, 2013) for the single or joint life option of the total withdrawal base is deducted. Rider fees are deducted from each of the designated investments in proportion to the amount of Accumulated Value in each designated investment.

Fund Operating Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by Portfolios. The lowest and highest Portfolio expenses for the previous calendar year are found in FEE TABLE AND EXPENSE EXAMPLES in this prospectus. See the prospectuses for the Portfolios for more information.

GENERAL DESCRIPTION OF CONTRACT

Contract Owner (“You,” “Your”)

The Contract Owner is the person or persons designated as the Contract Owner in the Application to participate in the Contract. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. The Contract Owner has the right to assign ownership to a person or party other than himself.

Payee

The Payee is the Contract Owner, Annuitant, Beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Beneficiary

The beneficiary designation will remain in effect until changed. The Contract Owner may change the designated beneficiary by sending written notice to the Company. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the Contract Owner may then designate a new beneficiary.). The Company will not be liable for any payment made before the written notice is received in our Administrative Office. If more than one beneficiary is designated, and the Contract Owner fails to specify their interests, they will share equally. If, upon the death of the annuitant, there is a surviving Contract Owner(s), then the surviving Contract Owner(s) automatically takes the place of any beneficiary designation.

Assignment

You can also generally assign the Contract any time during Your lifetime. We will not be bound by the assignment until we receive written notice of the assignment in good order at our Administrative Office and approve it. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the Contract before we approve the assignment. There may be limitations on Your ability to assign a qualified contract. An assignment may have tax consequences.

Minimum Balance Requirements

The required minimum balance in any Subaccount is $1,000. If an exchange or withdrawal (but not solely negative investment performance) would reduce the balance in a Subaccount to less than $1,000, the Company will transfer the remaining balance to the other Subaccounts under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, the Company may notify You that the Accumulated Value of Your Contract is below the minimum balance requirement. In that case, You will be given 60 days to make an additional Premium Payment before Your Contract is liquidated. The Company would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a

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withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract. Federal tax law may impose restrictions on our right to terminate certain qualified contracts.

Automatic Asset Rebalancing

During the Accumulation Phase, You can automatically rebalance the amounts invested in the Subaccounts in order to maintain a desired allocation. This rebalancing occurs automatically on a date You select and can take place on a monthly, quarterly, semi-annual or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccount to which You are moving money). The minimum amount You may exchange is $250. Rebalancing can be started, stopped, or changed at any time. Automatic Asset Rebalancing cannot be used in conjunction with the Automatic Exchange Service. Any additional exchange requests will not cause Automatic Asset Rebalancing to cease (Please note, an Automatic Asset Rebalance will not begin on the 29th, 30th, or 31st of the month. If an Automatic Asset Rebalance would have started on one of these dates, it will start on the 1st business day of the following month). To take advantage of the Automatic Asset Rebalancing service, complete a Vanguard Variable Annuity Automatic Asset Rebalancing service form or contact a Transamerica Life Insurance Company associate at (800) 462-2391 for assistance.

Automatic Exchange Service

During the Accumulation Phase, You can move money automatically among the Subaccounts. You can exchange fixed dollar amounts or percentages of Your Subaccount balance into the other Subaccounts offered under the Contract on either a monthly, quarterly, semi-annual, or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccounts to which You are moving money). The minimum amount You may exchange is $250. While You are participating in this service, if the service date falls on a day that the New York Stock Exchange is closed, the service date will be the next business day. (Please note, an Automatic Exchange Service will not begin on the 29th, 30th, or 31st of the month. If an Automatic Exchange Service would have started on one of these dates, it will start on the 1st business day of the following month.) The Automatic Exchange Service should not be used to circumvent the limits placed on exchanges.

Using the Automatic Exchange Service, You can exchange at regular intervals in a plan of investing often referred to as “dollar-cost averaging,” moving money, for example, from the Money Market Portfolio into a stock or bond Portfolio. The main objective of dollar-cost averaging is to shield Your investment from short-term price fluctuations. Since the same dollar amount is transferred to other Subaccounts each month, more Accumulation Units are credited to a Subaccount if the value per Accumulation Unit is low, while fewer Accumulation Units are credited if the value per Accumulation Unit is high. Therefore, it is possible to achieve a lower average cost per Accumulation Unit over the long term if the Accumulation Unit Value declines over that period. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

To take advantage of the Automatic Exchange Service, complete a Vanguard Variable Annuity Automatic Exchange Service Form or

contact a Transamerica Life Insurance Company associate at (800) 462-2391 for assistance.

You may change the amount to be exchanged or cancel this service at any time in writing or by telephone if You have telephone authorization on Your Contract. This service cannot be used to establish a new Subaccount, and will not go into effect until the Free Look Period has expired. The minimum balance requirements will not apply to the subaccount that money is being automatically moved from.

Telephone and Online Privilege

You may establish the telephone and online privilege on Your Contract by completing the appropriate section of the Application. You may request an exchange of assets among the subaccounts through www.Transamerica.com if You are a registered user. The Company shall not be responsible for the authenticity of instructions received by telephone or online. We will take reasonable steps to confirm that instructions communicated are genuine. Personal and/or account specific information may be requested to validate identity and authorization prior to the providing of any information. This information will be verified against the Contract Owner’s records and all transactions performed will be verified with the Contract Owner through a written confirmation statement. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the Contract. We will record all calls. The Company shall not be liable for any loss, cost, or expense for action on telephone or online instructions believed to be genuine in accordance with these procedures. We will make every effort to maintain the privilege. However, the Company reserves the right to revise or terminate its provisions, limit the amount of a transaction, or reject any transaction, as deemed necessary, at any time.

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Exchanges and/or Reinstatements

You can generally exchange a nonqualified annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, You should compare both annuities carefully. Remember that if You exchange or transfer another annuity for the one described in this prospectus, then You may pay a surrender charge on the other annuity, charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless You determine, after knowing all the facts, that the exchange or transfer is in Your best interest and not just better for the person trying to sell You the Contract (that person will generally earn a commission if You buy the Contract through an exchange, transfer or otherwise).

You may ask us to reinstate Your Contract after such an exchange, transfer, withdrawal or surrender and in certain limited circumstances we will allow You to do so by returning the same total dollar amount of funds distributed to the applicable investment options. The dollar amount will be used to purchase new accumulation units at the then current price. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available subaccounts according to the investment allocation instructions You previously provided. Because of changes in market value, Your new accumulation units may be worth more or less than the units You previously owned. Generally, for non-qualified annuity reinstatements, unless You return the original company check, if a portion of the prior withdrawal was taxable, we are required to report the taxable amount form the distribution even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which You will receive in January of the year following the distribution. Qualified annuity reinstatements may be subject to tax reporting and rollover requirements. We recommend that You consult a tax professional to explain the possible tax consequences of reinstatements.

Certain Offers

From time to time, we have (and we may again) offered You some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.

When we make an offer, we may vary the offer amount, up or down, among the same group of Contract Owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether You have taken any withdrawal that has caused a pro rata reduction in Your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of Contract Owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining Contract Owners in the same group.

If You accept an offer that requires You to terminate a guaranteed benefit and You retain Your Contract, we will no longer charge You for the benefit, and You will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

We may also make an offer to You to exchange an existing rider for a different rider.

EXCHANGES AMONG SUBACCOUNTS

Should Your investment goals change, You may exchange assets among the Subaccounts at no cost, subject to the following conditions:

•

You may request exchanges in writing, by telephone, or online at www.Transamerica.com. The Company will process requests it receives prior to the close of regular trading on the New York Stock Exchange (usually 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

•	The minimum amount You may exchange from a Subaccount is $250 (unless the Accumulated Value in a Subaccount is less than $250).
•	The Company does not charge a fee for exchanges among the Subaccounts.

Please note: If You elect the GLWB Rider, then transfers out of the designated investments may reduce or eliminate the benefits of the rider.

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Please note: Because excessive exchanges can disrupt management of the Fund and increase the Fund’s costs for all Contract Owners, each Vanguard Variable Annuity fund (other than money market funds and short-term bond funds) generally prohibits an investor’s purchases or exchanges into a funds for 30 calendar days after the investor has redeemed or exchanged out of that fund.

Market Timing and Disruptive Trading

Statement of Policy. This variable annuity contract was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect You, other owners, beneficiaries and Portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of a Portfolio are made at prices that do not reflect an accurate value for the Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the Portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing a Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the Portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding Portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if You intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Portfolios, we cannot guarantee that all harmful trading will be detected or that a Portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine You or anyone acting on Your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that Your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on Your behalf, including Your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on a Portfolio’s operations, or (2) if a Portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if a Portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.

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Please note: If You engage a third party investment adviser for asset allocation services, then You may be subject to these transfer restrictions because of the actions of Your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer Your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge You for any fee or restriction, including redemption fees, imposed by any Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers; or
•	expressly limit the number or size of transfers in a given period except for certain subaccounts where a Portfolio has advised us to prohibit certain transfers that exceed a certain size; or
•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Portfolio.

Portfolio Frequent Trading Policies. The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the Portfolios describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers.

Owners should be aware that we are required to provide to a Portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by a Portfolio as violating the frequent trading policies established for the Portfolio.

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Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the Portfolios’ ability to apply their respective frequent trading policies and procedures.

We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of Portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected Portfolios. In addition, if a Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing Your request.

We reserve the right, subject to compliance with applicable law, to make certain changes to the separate account and its investments.

We reserve the right to add new Portfolios (or portfolio classes), close existing Portfolios (or portfolio classes), or substitute Portfolio shares that are held by any subaccount for shares of a different Portfolio. We will not add, delete or substitute any Portfolio shares attributable to Your interest in a subaccount without notice to You and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

ANNUITY PAYMENTS (THE INCOME PHASE)

During the Income Phase, You receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

As Contract Owner, You exercise control over when the Income Phase begins. The Income Date is the date on which annuity payments begin and is always the first day of the month. You may also change the Income Date at any time in writing, as long as the Annuitant or Joint Annuitant is living and the Company receives the request at least 30 days before the then-scheduled Income Date. Any Income Date You request must be at least 30 days from the day the Company receives written notice. You can generally change the annuity commencement date by giving us 30 days notice with the new date or age. The latest Income Date generally cannot be later than the last day of the month following the month in which the Annuitant attains age 95 (earlier if required by state law). The earliest Income Date is at least 30 days after You purchase Your Contract. The Income Date on Qualified Contracts may also be controlled by the plan or its endorsements. It is important to remember that annuitizing Your Contract is an irrevocable decision once Annuity Payments have begun.

Your Contract may not be “partially” annuitized, i.e., You may not apply a portion of Your Contract value to an Annuity Option while keeping the remainder of Your Contract in force.

Please note: all benefits (guaranteed benefit or living benefit riders) under the Contract terminate when annuity payments begin or on the maturity date. The only benefits that remain include guarantees provided under the terms of the annuity option.

Annuity Payment Options

The income You take from the Contract during the Income Phase can take several different forms, depending on Your particular needs. Except for the Period Certain Annuity Option listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis. Other Annuity Payment Options may be available. For Qualified Contracts, the Annuity Payment option must satisfy the minimum distribution requirements under the federal tax law.

If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Subaccounts You choose.

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If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If You choose a fixed Annuity Payment Option, the Company will move Your investment out of the Subaccounts and into the general account of the Company.

1.

Life Annuity—Monthly Annuity Payments are paid for the life of an Annuitant, ending with the last payment before the Annuitant dies. If the annuitant dies before the due date of the second (third, fourth, etc.) annuity payment, then we will only make one (two, three, etc.) annuity payments.

2.

Joint and Last Survivor Annuity—Monthly Annuity Payments are paid for as long as at least one of two named Annuitants is living, ending with the last payment before the surviving Annuitant dies. This option is also available as a 50% or 75% Last Survivor Annuity. (The payment decreases by 50% or 25%, respectively upon the death of the first annuitant.) If the surviving annuitant dies before the due date of the second (third, fourth, etc.) annuity payments, then we will only make one (two, three, etc.) annuity payments.

3.

Life Annuity With Period Certain—Monthly Annuity Payments are paid for as long as the Annuitant lives, with payments guaranteed to be made for a period of 10,15, 20 or 30 years, as elected. If the Annuitant dies before the period certain ends, the Company will make any remaining payments to the Beneficiary.

4.	Period Certain Annuity—Available only on a fixed basis. Monthly Annuity Payments are paid for a specified period, which may be from 10 to 30 years.

Adjusted Annuitant Age

Annuity Payments under Options 1, 2, and 3 are based on the Adjusted Age of the Annuitant. The Adjusted Age is the Annuitant’s actual age on the Annuitant’s nearest birthday, at the Income Date, adjusted as follows:

Adjusted Age
Income Date

Before 2010	Actual Age
2010-2019	Actual Age minus 1
2020-2026	Actual Age minus 2
2027-2033	Actual Age minus 3
2034-2040	Actual Age minus 4
After 2040	Determined by the Company

Calculating Annuity Payments

Fixed Annuity Payments. Each fixed Annuity Payment is guaranteed to be at least the amount shown in the Contract’s Annuity Tables corresponding to the Annuity Payment Option selected.

Variable Annuity Payments. To calculate variable Annuity Payments, the Company determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the Contract. This amount depends on the Accumulated Value of Your Contract on the date Your Annuity Payment amount is calculated, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes. Subsequent variable Annuity Payments depend on the investment experience of the Subaccounts chosen. If the actual net investment experience of the Subaccounts chosen exactly equals the Assumed Interest Rate (or AIR, which is the annual effective rate used in the calculation of each variable annuity payment), of 4%, then the variable Annuity Payments will not change in amount. If the actual net investment experience of the Subaccounts chosen is greater than the AIR of 4%, then the variable Annuity Payments will increase. On the other hand, they will decrease if the actual experience is lower. The Statement of Additional Information contains a more detailed description of the method of calculating variable Annuity Payments.

Impact of Annuitant’s Age on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant’s Sex on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male

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Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments. The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

Please Note:

•	If an Annuity Payment Option is not selected, the Company will assume that You chose the Life Annuity With Period Certain option (with 10 years of payments guaranteed) on a variable basis.

•

The minimum monthly payment is $100 ($20 for Contracts issued to South Carolina, Texas, and Massachusetts residents). If on the Income Date Your Accumulated Value is below $5,000 (or $2,000 for Contracts issued to South Carolina, Texas, and Massachusetts residents), the Company reserves the right to pay that amount to You in a lump sum.

•	From time to time, the Company may require proof that the Annuitant, Joint Annuitant, or Contract Owner is living.

•

If someone has assigned ownership of a Contract to You, or if a non-natural person (e.g., a corporation) owns a Contract, You may not start the Income Phase of the Contract without the Company’s consent.

•	At the time the Company calculates Your fixed Annuity Payments, the Company may offer more favorable rates than those guaranteed in the Annuity Tables found in the Contract.

•	Once Annuity Payments begin, You may not select a different Annuity Payment Option. Nor may You cancel an Annuity Payment Option after Annuity Payments have begun.

•

If You have selected a variable Annuity Payment Option, You may change the Subaccounts funding the variable Annuity Payments by written request or by calling a Transamerica Life Insurance Company associate at (800) 462-2391. However, each Vanguard Variable Annuity Portfolio (other than money market portfolios and short-term bond Portfolios) generally prohibits an investor’s purchases or exchanges into a Portfolio for 30 calendar days after the investor has redeemed or exchanged out of that Portfolio.

•

You may select an Annuity Payment Option and allocate a portion of the value of Your Contract to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.

•

If You choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee’s responsibility to keep the Company informed of the Payee’s most current address of record.

•	If annuity payments are selected as a death distribution option, payments must begin within one year of the date of death.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following summarizes information about the currently available benefits under the Contract.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee (annual rate)	Brief Description of Restrictions/Limitations
Systematic Withdrawals	You may elect to have a specified dollar amount or a percentage of the balance withdrawn from Your Contract’s Accumulated Value on a monthly, quarterly, semi-annual or annual basis.	Optional	No charge

•  Subaccount balance of at least $1,000 to establish the systematic withdrawal program.

•  Withdrawals may be requested via check or electronic funds transfer. All check withdrawals must be at least $250. Systematic withdrawals via electronic

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fund transfer must be at least $50.
Annuity ExpressTM	Allows You to make additional Premium Payments by transferring funds automatically from Your checking or savings account to one or more Subaccounts on a monthly, quarterly, semi-annual or annual basis.	Optional	No Charge	• You may add to existing Subaccounts provided You have a minimum balance of $1,000. • The minimum automatic purchase is $50. • The maximum automatic purchase is $100,000.
Automatic Asset Rebalancing	Automatically rebalances the amounts invested in the Subaccounts in order to maintain a desired allocation.	Optional	No Charge

•  The Subaccount to which You are moving money to must have a minimum balance of $1,000.

•  The minimum You may exchange is $250

•  Automatic Asset Rebalancing Service will not begin on the 29th, 30th, or 31st of the month.

Automatic Exchange Service	This service allows You to move money automatically among Subaccounts. You can exchange at regular intervals in a plan of investing referred to as “dollar-cost averaging”, moving money, for example, from the Money Market Portfolio into a stock or bond portfolio. The main objective of dollar-cost averaging is to shield Your investment from short-term price fluctuations.	Optional	No Charge

•  The Subaccount to which You are moving money to must have a minimum balance of $1,000.

•  The minimum You may exchange is $250

•  Automatic Exchange Service will not begin on the 29th, 30th, or 31st of the month.

Death Benefit	If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed.	Standard	No Additional Charge
Return of Premium Death Benefit Rider	The Return of Premium Death Benefit will be the greater of: • Accumulated Value of Contract as of date the Company receives	Optional	0.20% as a percentage of the Accumulated Value assessed at the	• Available to Annuitants age 75 or younger at time of Contract purchase • For Contract Owners who purchased the Contract on or after October 19, 2011

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	Due Proof of Death and all Company forms, fully completed, or • Sum of all Premium Payments, less any Adjusted Partial Withdrawals and Premium Taxes, if any.		beginning of each quarter based on Contract Anniversary Date.	• This benefit was offered in prior time periods which may have been subject to a different fee
GLWB Rider	A guaranteed lifetime withdrawal benefit under which You can receive up to the maximum annual withdrawal amount each rider year, starting with the rider year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s death	Optional	2.00% of the Total Withdrawal Base

•  Excess withdrawals may significantly reduce and/or cause You to lose this benefit.

•  Contract value allocations are restricted to a limited number of specified investment options.

•  Versions of this benefit that were offered during prior time periods may have been subject to a different fee for the benefit.

Annual Step-Up Death Benefit (No longer Available)

The Annual Step-Up Death Benefit will be the greatest of:

•   The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; and

•   The sum of all Premium Payments, less any Adjusted Partial Withdrawals and Premium Tax, if any; or

•   The highest Accumulated Value on any Contract Anniversary Date on or after the date the Rider is added to the Contract and the Annuitant reaches age 80, plus any subsequent Premium Payment received by the Company less any Adjusted Partial Withdrawals and Premium Taxes, if any.

		Optional	0.12% as a percentage of the Accumulated Value assessed at the beginning of each quarter based on Contract Anniversary Date.	• For Contract Owners who purchased the contract prior to October 30, 2010.

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DEATH BENEFIT

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there is an optional Death Benefit Rider that can be selected by the Owner at the time of purchase. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving Due Proof of Death (See Abandoned or Unclaimed Property).

For Contract Owners who purchased the Contract on or after October 19, 2011:

Return of Premium Death Benefit Rider—This option is only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.20% (to be assessed 0.05% per quarter). With this option, the Death Benefit will be the greater of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or
•	The sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any (see Adjusted Partial Withdrawal).

For Contract Owners who purchased the Contract between October 30, 2010 and October 18, 2011:

Return of Premium Death Benefit Rider—This option is only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.05% (to be assessed 0.0125% per quarter). The additional annual charge will only be assessed for a period of 10 years from the Contract Date. With this option, the Death Benefit will be the greater of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or
•	The sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any.

For Contract Owners who purchased the Contract prior to October 30, 2010:

1) Return of Premium Death Benefit Rider—This option was only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.05% (to be assessed 0.0125% per quarter). The additional annual charge will only be assessed for a period of 10 years from the Contract Date. With this option, the Death Benefit will be the greater of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or
•	The sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any.

2) Annual Step-Up Death Benefit Rider—This option was only available to Annuitants age 69 or younger at the time of Contract purchase. There is an additional annual charge of 0.12% (to be assessed 0.03% per quarter). The additional annual charge will only be assessed until the Annuitant’s 80th birthday. With this option, the Death Benefit will be the greatest of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed.
•	The sum of all Premium Payments, less any Adjusted Partial Withdrawals and Premium Taxes, if any; or
•

The highest Accumulated Value on any Contract Anniversary Date on or after the date the Rider is added to the Contract and until the Annuitant reaches age 80, plus any subsequent Premium Payment received by the Company after such Contract Anniversary Date less any Adjusted Partial Withdrawals and Premium Taxes, if any.

If You elect the Return of Premium Death Benefit Rider You may cancel this rider by contacting a Transamerica Life Insurance Company associate at (800) 462-2391. Please note that if You cancel the rider, You will not be allowed to elect the additional death benefit rider in the future. Once the rider is cancelled, the Beneficiary will receive the Death Benefit upon the death of the annuitant. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed.

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Federal tax law generally requires that if a Contract Owner is a natural person and dies before the Income Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

Adjusted Partial Withdrawal

When a Partial Withdrawal is taken from a Contract with the Death Benefit Rider, the Death Benefit will be reduced by an amount called the Adjusted Partial Withdrawal. It is equal to the Partial Withdrawal amount multiplied by an adjustment factor. The adjustment factor is equal to the amount of the Death Benefit prior to the Partial Withdrawal divided by the Accumulated Value prior to the Partial Withdrawal. Under certain circumstances, the Adjusted Partial Withdrawal amount deducted from the Death Benefit may be more than the dollar amount of the Partial Withdrawal. This will generally be the case if the Death Benefit amount exceeds the Accumulated Value at the time of the Partial Withdrawal.

The formula for the adjusted partial withdrawal is equal to (1) multiplied by (2) divided by (3), where:

(1)	is the amount of the partial withdrawal

(2)    is the value of the current guaranteed minimum death benefit immediately prior to the gross partial surrender;

(3)	is the accumulated value immediately prior to the partial withdrawal.

Appendix A contains a more detailed description of the Adjusted Partial Withdrawal and provides examples of how it is calculated.

Due Proof of Death

When the term “Due Proof of Death” is used in this prospectus we mean any of the following:

•	A certified death certificate showing the manner of death
•	A certified decree of a court of competent jurisdiction as to the finding of death
•	A written notarized statement by a medical doctor who attended the deceased
•	Any other proof satisfactory to the Company

Death of the Annuitant During the Accumulation Phase

If the Annuitant dies during the Accumulation Phase, the Beneficiary will be entitled to the Death Benefit. The Death Benefit will be calculated on the date the Company receives Due Proof of Death and all Company forms, fully completed. For contracts with multiple beneficiaries, we will process the first beneficiary to provide us with due proof of their share of the death proceeds. We will not process any remaining beneficiary their share until we receive all Company forms in good order from that beneficiary. Each Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options.

If the Beneficiary is the surviving spouse, he or she may receive the Death Benefit; elect any available Annuity Payment Option; or continue the Contract at the Accumulated Value as the new Contract Owner and Annuitant and name a new Beneficiary.

Death of the Annuitant During the Income Phase

The Death Benefit, if any, payable if the Annuitant dies during the Income Phase depends on the Annuity Payment Option selected. Upon the Annuitant’s death, the Company will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the Beneficiary.

Joint Annuitants

The Contract permits You as Contract Owner to name a Joint Annuitant. This can have different effects depending on whether the Contract is in the Accumulation Phase or the Income Phase.

During the Accumulation Phase, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant, subject to any limitations imposed by federal tax law.

During the Income Phase, it will not matter that You have named a Joint Annuitant unless You have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person.

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Designation of a Beneficiary

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Application. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. In the event the Contract Owner and the Annuitant are different, the Contract Owner may also name an Owner’s Designated Beneficiary. The Contract Owner’s Designated Beneficiary may assume ownership of the Contract upon the Contract Owner’s death subject to any restrictions required under federal tax law. See Death of the Contract Owner During the Accumulation Phase. The Contract Owner’s Designated Beneficiary may be added or changed only in writing.

If the Annuitant dies during the Accumulation Period, the following will apply unless the Contract Owner has made other provisions:

•	If there is more than one Beneficiary, each will share in the Death Benefit equally.
•	If one or more Beneficiaries have already died, the Company will pay that share of the Death Benefit equally to the survivor(s).
•	If no Beneficiary is living, the Company will pay the proceeds to the Contract Owner.
•	If no Beneficiary is named, the Company will pay the proceeds to the estate.
•

If a Beneficiary dies at the same time as the Annuitant, the Company will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before the Company receives due proof of the Annuitant’s death, the Company will pay proceeds as though the Beneficiary had died first.

If a Beneficiary who is receiving Annuity Payments dies, the Company will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is not living at this time, this right will pass to his or her estate.

Death of the Contract Owner

Death of the Contract Owner During the Accumulation Phase. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Accumulation Phase, the Company must pay out the entire value of the Contract within five years of the date of death. Since the death of a Contract Owner who is not the Annuitant does not trigger the payment of the Death Benefit, the value of the Contract in this instance will be the Accumulated Value only. First exception: If the entire value is to be distributed to the Contract Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Contract Owner’s death. In certain instances a Contract Owner’s Designated Beneficiary may be permitted to elect a “stretch” withdrawal option as a means of disbursing death proceeds from a non-qualified annuity. The only method the Company uses for making distribution payments from a non-qualified “stretch” withdrawal option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1. Second exception: If the Contract Owner’s Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. (“Owner’s Designated Beneficiary” means the natural person whom the Contract Owner names as a beneficiary and who becomes the Contract Owner upon the Contract Owner’s death.) If the Contract Owner and the Annuitant are the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit under the distribution options described in this paragraph.

Death of the Contract Owner During the Income Phase. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Income Phase, the Company must pay the remaining portions of the value of the Contract at least as rapidly as under the method of distribution being used on the date of death.

Non-Natural Person as Contract Owner. Where the Contract Owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the Contract Owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the Contract Owner for purposes of federal tax law.

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Payment of Lump-Sum Death Benefits

The Company will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which the Company may delay the payment beyond seven days:

•	The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.
•	An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.
•	The SEC permits a delay for Your protection as a Contract Owner.
•	The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared Your bank, which may take up to ten calendar days.
•

In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a nonqualified annuity. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method a set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation §1.401(a)(9)-9, A-1.

Please	note, the death benefit terminates upon annuitization and there is a maximum annuity commencement date.

GLWB RIDER

You may elect the following optional rider under the Contract that offers a guaranteed lifetime withdrawal benefit. This rider is available during the accumulation phase, and the benefit under the rider only applies to Accumulated Value invested in certain designated investments. The tax rules for qualified contracts may limit the value of this rider. You should consult with a qualified tax professional before electing the GLWB Rider for a qualified contract. Please Note: This Rider may not be issued or added to Inherited IRA (sometime also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a “stretch” withdrawal option. You can elect to add this rider after Your Contract has been issued (the spouse may elect the rider upon spousal continuation of the Contract). Your rider will take effect on the Contract’s next “quarterversary”. The guaranteed lifetime withdrawal benefit is based on our claims-paying ability.

GLWB Rider–Base Benefit

Under this rider, You can receive up to the maximum annual withdrawal amount each rider year (first as withdrawals from Your Accumulated Value and later, if necessary, as payments from the Company), starting with the rider year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s death (unless Your total withdrawal base is reduced to zero because of “excess withdrawals”; see Total Withdrawal Base Adjustments). A rider year begins on the rider date (the date the rider becomes effective) and on each anniversary thereafter. All withdrawals before the annuitant is age 59 are excess withdrawals. If the joint life option is elected, then for all purposes under the rider, age is determined by the age of the younger of the annuitant and the annuitant’s spouse. A penalty tax may be assessed on amounts withdrawn from the Contract before the Contract Owner reaches age 59 1⁄2.

Please note:

•

You will begin paying the rider fee as of the date the rider takes effect (“rider date”), even if You do not begin taking withdrawals for many years, or ever. (The rider fee may change over time. Any change in the rider fee will apply to new premium payments and transfers to the designated investments.) The Company will not refund the charges You have paid under the rider if You never choose to take withdrawals and/or if You never receive any payments under the rider.

•

This rider has been designed for You to take withdrawals from the designated investments each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if You plan to take withdrawals from the designated investments in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the benefit provided by the rider.

•

The longer You wait to start making withdrawals under the rider, the less time You have to benefit from the guarantee because of decreasing life expectancy as You age. On the other hand, the longer You wait to begin making withdrawals, the higher Your withdrawal percentage may be (within limits) and the more opportunities You will have to lock in a higher total withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that You will not begin making withdrawals at the most financially beneficial time for You.

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•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for You if You do not foresee a need for liquidity and Your primary objective is to take maximum advantage of the tax deferral aspect of the Contract.

•

Only Accumulated Value allocated to a limited number of specified funds (see Designated Investments) will be covered by this rider. You should determine whether these limitations are suited for Your financial needs and risk tolerance.

•

Cumulative withdrawals from the designated investments in any rider year that are in excess of the maximum annual withdrawal amount are excess withdrawals. Any withdrawals before age 59 are excess withdrawals.

•	An excess withdrawal may reduce the maximum annual withdrawal amount and the total withdrawal base on greater than a dollar-for-dollar basis.
•	Transfers (exchanges) from designated investments to non-designated investments are considered withdrawals under the rider.
•

Upon the death of the annuitant, this rider terminates and there are no more additional guaranteed withdrawals. If the rider joint life option is elected, however, then this rider terminates and there are no further guaranteed withdrawals upon the death of the surviving spouse. Under the joint life option, the benefit applies only to the person who is the annuitant’s spouse on the rider date; this benefit does not apply to a person who becomes the annuitant’s spouse after the rider date. Under both the single life and joint life options available under this rider, the rider will terminate on the death of the Contract Owner if the Contract Owner is not an annuitant.

Like all withdrawals, withdrawals under this benefit also:

•	reduce Your Accumulated Value;
•	reduce Your death benefit and other benefits; and
•	may be subject to income taxes and federal tax penalties.

Maximum Annual Withdrawal Amount. You can withdraw from the designated investments up to the maximum annual withdrawal amount (after age 59) in any rider year without causing an excess withdrawal. (See Total Withdrawal Base Adjustments.)

The maximum annual withdrawal amount is zero if the annuitant (or youngest annuitant for a joint life rider) is not 59 years old on the rider date and remains zero until the first day of the rider year after the youngest annuitant’s 59th birthday. If the youngest annuitant is at least 59 years old on the rider date, then the maximum annual withdrawal amount is equal to the total withdrawal base multiplied by the withdrawal percentage.

For qualified contracts: The maximum annual withdrawal amount is equal to the greater of:

(1)	the maximum annual withdrawal amount described above; or
(2)

after the first rider anniversary, an amount equal to a required minimum distribution amount attributable to the Accumulated Value in the designated investments using the annuitant’s age. The required minimum distribution may be used only if all of the following are true:

•	the Contract to which the rider is attached is a tax-qualified contract for which IRS required minimum distributions are required,
•	the required minimum distributions do not start before the annuitant’s attained age 72 (age 70 1/2 if the annuitant attained age 70 1⁄2 before 1/1/2020),
•	the required minimum distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,
•

the required minimum distributions are based on the age of the living annuitant (or the annuitant’s spouse, if the joint life option is elected and the annuitant is deceased). The required minimum distributions cannot be based on the age of someone who is deceased,

•	the required minimum distributions are based only on the Contract to which this rider is attached, and
•	the required minimum distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then (2) above is equal to zero and the required minimum distribution is not available as a maximum annual withdrawal amount. An amount in addition to the amount described in (2) above may need to be taken to satisfy required minimum distributions if Your required minimum distribution is calculated differently. Please consult with

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Your financial professional before electing this rider for a qualified contract. Such additional withdrawal amount will be considered an excess withdrawal (as described under “Total Withdrawal Base Adjustments”, below).

Once Your Accumulated Value in the designated investments reaches zero, You will be eligible to receive benefit payments. Furthermore, any subsequent premium payments or transfers to the designated investments will not be considered for purposes of GLWB rider benefits. To receive withdrawals guaranteed by this rider after the Accumulated Value of Your designated investments reaches zero (i.e., benefit payments), You must select the frequency of benefit payments. Once selected, the amount and frequency of benefit payments after Your Accumulated Value reaches zero cannot be changed. Benefit payments after the Accumulated Value reaches zero are subject to the Company’s claims paying ability.

Please note:

•

If the rider is added before the youngest annuitant’s 59th birthday, then You will be charged a rider fee even though the maximum annual withdrawal amount is zero until the beginning of the rider year after the youngest annuitant’s 59th birthday.

•

You cannot carry over any portion of Your maximum annual withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if You do not take the full maximum annual withdrawal amount during a rider year, You cannot take more than the maximum annual withdrawal amount in the next rider year and maintain the rider’s guarantees.

•	Excess withdrawals may cause You to lose the benefit of the rider.

Withdrawal Percentage for Contract Owners who purchased the GLWB Rider on or after May 1, 2013.

A withdrawal percentage is used to calculate the maximum annual withdrawal amount. The withdrawal percentage is determined by the age of the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the 59th birthday of the annuitant (or the annuitant’s spouse if younger and the joint life option is elected). The following withdrawal percentages currently apply under the single life and the joint life options of the rider:

Attained Age at Time of First Withdrawal	Withdrawal Percentage
	Single Life	Joint Life
0-58	0.0%	0.0%
59-64	4.0%	3.5%
65-69	5.0%	4.5%
70-79	5.0%	4.5%
80+	6.0%	5.5%

Withdrawal Percentage for Contract Owners who purchased the GLWB Rider prior to May 1, 2013.

A withdrawal percentage is used to calculate the maximum annual withdrawal amount. The withdrawal percentage is determined by the age of the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the 59th birthday of the annuitant (or the annuitant’s spouse if younger and the joint life option is elected). The following withdrawal percentages currently apply under the single life and the joint life options of the rider:

Attained Age at Time of First Withdrawal	Withdrawal Percentage
	Single Life	Joint Life
0-58	0.0%	0.0%
59-64	4.5%	4.0%
65-69	5.0%	4.5%
70-79	5.5%	5.0%
80+	6.5%	6.0%

Please note:

Once established, the withdrawal percentage will not increase even though the annuitant’s age increases.

Total Withdrawal Base. A total withdrawal base is used to calculate the maximum annual withdrawal amount and rider fee.

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The total withdrawal base on the rider date is the Accumulated Value in the designated investments. During any rider year, the total withdrawal base is equal to the total withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments allocated to (and transfers from non-designated investments into) designated investments (up to a maximum of $2.5 million in total premium payments and transfers into designated investments), less subsequent total withdrawal base adjustments. On each rider anniversary, the total withdrawal base will be set to the greater of:

•	the current total withdrawal base; or
•	the accumulated value in the designated investments on the rider anniversary.

Please note:

•

The total withdrawal base is determined solely to calculate the maximum annual withdrawal amount. Your total withdrawal base is not an Accumulated Value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of Accumulated Value.

•

Because the total withdrawal base is generally equal to the Accumulated Value in the designated investments on the rider date, the maximum annual withdrawal amount may be lower if You delay electing the rider and the Accumulated Value in the designated investments decreases before You elect the rider.

Total Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the maximum annual withdrawal amount from one or more designated investments in any rider year will not reduce the total withdrawal base. Cumulative gross partial withdrawals in excess of the maximum annual withdrawal amount (“excess withdrawals”) from one or more designated investments in any rider year, and transfers from a designated investment to a non-designated investment, will reduce the total withdrawal base, however, by the greater of the dollar amount of the excess withdrawal or a pro rata amount (that is in proportion to the reduction in the Accumulated Value in the designated investments), possibly to zero. Total withdrawal base adjustments occur immediately following excess withdrawals. See Appendix C—Vanguard GLWB Rider—Adjusted Partial Withdrawals for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount (i.e., by more than the amount withdrawn). Excess withdrawals may eliminate the benefit provided by this rider. The effect of an excess withdrawal is amplified if the Accumulated Value in the designated investments is less than the total withdrawal base.

Example. Assume You are the Contract Owner and annuitant and You make a single premium payment of $100,000 into the designated investments when You are 56 years old. Further assume that You do not make any additional withdrawals or premium payments, no step-ups occurred, but that after ten years Your Accumulated Value in the designated investments has declined to $90,000 solely because of negative investment performance. You could withdraw from the designated investments up to $5,000, which is the applicable current withdrawal percentage of 5% multiplied by the total withdrawal base of $100,000, each rider year for the rest of Your life (assuming that You take Your first withdrawal when You are age 66, that You do not withdraw more than the maximum annual withdrawal amount from the designated investments in any one year and Your total withdrawal base doesn’t increase in the future).

Of course, You can always withdraw, at Your discretion, an amount up to Your Accumulated Value pursuant to Your rights under the Contract.

Example continued. Assume the same facts as above, but You withdraw $7,000 when You are 66 years old. That excess withdrawal will reduce Your total withdrawal base and, consequently, reduce Your future maximum annual withdrawal amount from $5,000 to $4,882.35.

See Appendix C—GLWB Rider—Adjusted Partial Withdrawals for examples showing the effect of hypothetical withdrawals in more detail.

Designated Investments. The rider benefit applies ONLY to Accumulated Value in the following designated investments:

•	the Conservative Allocation Fund
•	the Moderate Allocation Fund
•	the Balanced Fund

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Please note:

•

You may transfer (exchange) amounts among the designated and non-designated investments (subject to the terms and conditions of the Contract and this rider). Transfers from designated to non-designated investments are considered withdrawals for purposes of this rider. We reserve the right to restrict new premium payments and transfers into the designated investments.

•

A designated investment may be un-designated at any time. If a designated investment is un-designated, then a Contract Owner will be given the option to reallocate the value in the un-designated investment to a designated investment. Any amount not so reallocated will be treated as a withdrawal under this rider.

•

The rider benefit only applies to the Accumulated Value in the designated investments. The designated investments are designed to help manage the Company’s risk and support the guarantees under the rider (through, in part, a decrease in equity exposure and volatility) which may lessen the likelihood that the Company might have to make payments.

GLWB Rider–Joint Life Option

If You elect this rider, You can also elect to continue the benefits of the rider until the later of the death of the annuitant or the annuitant’s spouse. This allows the maximum annual withdrawal amount to be withdrawn until the later of the death of the annuitant or, if the annuitant’s spouse continues the Contract, the annuitant’s spouse.

Please note that under this option:

•	The annuitant’s spouse (i.e., a married man or woman as of the rider date) must be the joint annuitant.
•

In the case of spousal joint owners, upon the death of the first annuitant, the surviving spouse may elect to continue the Contract and rider. The rider continues until the death of the surviving spouse.

•

If, at the time of the annuitant’s death, the spouse cannot continue to keep the Contract in effect under the tax code (e.g. because of a change in marital status), then the rider will terminate and no additional withdrawals under the rider are permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed.
•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse.

GLWB Rider Fee

If You elect this rider, a rider fee will be deducted on the rider date, and on each rider quarter thereafter, before annuitization. The currently deducted rider fee corresponds to an annual rate of the current rider fee of 1.20% (0.95% for the portion of the Total Withdrawal Base attributable to premium payments and transfers into designated investments prior to May 1, 2013) for the single or joint life option of the total withdrawal base for Contract Owners who purchase the rider on or after May 1, 2013. Rider fees are deducted from each designated investment in proportion to the amount of Accumulated Value in each designated investment and do not impact Your maximum annual withdrawal amount.

The rider fee percentage applicable to Your rider will not change unless an additional premium payment is allocated to (or a transfer is made into) the designated investments and the rider fee percentage has changed since Your rider was issued. Only the proportional increase in the total withdrawal base attributable to such additional premiums (or transfers) will be subject to the new rider fee percentage. Thereafter, the rider fee percentage will be adjusted to reflect the weighted average of the rider fee percentage and the rider fee percentage associated with any additional premium payments allocated to (and/or transfers into) the designated investments.

The adjusted (or “blended”) rider fee percentage will equal the sum of A and B, with the result divided by C, where:

A = the current total withdrawal base before the premium addition multiplied by Your rider’s rider fee percentage;

B = the amount of additional premium paid multiplied by the rider fee percentage for new premium additions; and

C = the total withdrawal base after adding the additional premium.

Example. Assume that You elect the joint life option under the rider and You make an initial premium payment of $100,000 on July 1.

The rider fee on the initial premium is 1.20% of the total withdrawal base. Further assume that on October 1 of that same year, (i) the total withdrawal base (after step-ups) equals $150,000, (ii) You make an additional premium payment of $60,000, and (iii) the rider fee percentage on the additional premium is 1.30%. A new blended rider fee is calculated when

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the additional premium is paid. Your blended rider fee is 1.23% = [(150,000 x 1.20%) + (60,000 x 1.30%)] divided by (150,000 + 60,000). See Appendix D—GLWB Rider—Blended Rider Fee.

Please Note:

Because the rider fee is a percentage of Your total withdrawal base on each rider quarter, the rider fee can be substantially more than that (same) percentage of Your Accumulated Value in the designated investments if Your total withdrawal base is higher than Your Accumulated Value in the designated investments.

GLWB Rider Issue Requirements

The Company will issue the GLWB Rider if:

•	the annuitant is not yet age 91 (or younger if required by state law);
•	the annuitant is also an owner (except in the case of non-natural owners);
•	there are no more than two owners; and
•	if the joint life option is elected, the annuitant’s spouse is the joint annuitant, and has not attained age 91 (or younger if required by state law).
•

prior company approval is required prior to issuance of the GLWB Rider, if, upon election, the accumulated value in the GLWB designated portfolios is greater than $2.5M, or an exchange is requested that would increase the value in the Designated Portfolios to greater than $2.5M.

Termination

The GLWB Rider will terminate upon the earliest of the following:

•

the beginning of the next rider quarter (i.e., each three-month period following the rider date) following the date Transamerica Life Insurance Company receives written notice from You requesting termination of the GLWB Rider;

•	the death of the annuitant (or the death of the annuitant’s spouse, if the joint life option was elected and that spouse continued the Contract as the surviving spouse);
•	the death of the Contract Owner if the Contract Owner is not an annuitant;
•	assignment of Your Contract;
•	a change in the owner of the Contract without the Company’s approval;
•	a change to an annuitant (other than death); or
•	termination of Your Contract.

Please note:

•

You must begin to receive guaranteed lifetime withdrawal benefit payments from Your designated investments no later than the latest Income Date. If You do not elect to receive guaranteed lifetime withdrawal benefit payments from Your designated investments before the latest Income Date, we will begin making monthly payments to You, based on Your maximum annual withdrawal amount.

•	If this rider is terminated at Your request, then You can elect any available guaranteed lifetime withdrawal benefit rider one year following that termination date.

The GLWB Rider may vary for certain contracts, may not be available for all contracts, and may not be available in all states. This disclosure explains the material features of the GLWB Rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

OTHER OPTIONAL BENEFITS

Systematic Withdrawals

You may elect to have a specified dollar amount or a percentage of the balance withdrawn from Your Contract’s Accumulated Value on a monthly, quarterly, semi-annual, or annual basis. The Company requires a Subaccount balance of at least $1,000 in order to establish the systematic withdrawal program for Your Contract. (See the Minimum Balance Requirements section below for additional information.) Withdrawals may be requested via check or electronic funds transfer. All check withdrawals must be for at least $250; a Systematic Withdrawal may be established via electronic fund transfer for at least $50. In the absence of specific directions from the Contract Owner, all deductions will be made from all funded Subaccounts on a pro rata basis.

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You may elect this option by completing a Variable Annuity Automatic Transfer Form.

The Company must receive Your Form at least 30 days before the date You want systematic withdrawals to begin. The Company will process each Systematic Withdrawal on the date and at the frequency You specified on the Variable Annuity Automatic Transfer Form.

You may change the amount to be withdrawn and the percentage, the frequency of distributions, or cancel this option by telephone. Any other changes You make, including a change in the destination of the check must be made in writing, and should include signatures of all Contract Owners.

Annuity ExpressTM

The Annuity Express service allows You to make additional Premium Payments by transferring funds automatically from Your checking or statement savings account (not passbook savings account) to one or more Subaccounts on a monthly, quarterly, semi-annual, or annual basis. You may add to existing Subaccounts provided You have a minimum balance of $1,000. The minimum automatic purchase is $50; the maximum is $100,000.

Automatic Asset Rebalancing

During the Accumulation Phase, You can automatically rebalance the amounts invested in the Subaccounts in order to maintain a desired allocation. This rebalancing occurs automatically on a date You select and can take place on a monthly, quarterly, semi-annual or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccount to which You are moving money). The minimum amount You may exchange is $250. Rebalancing can be started, stopped, or changed at any time. Automatic Asset Rebalancing cannot be used in conjunction with the Automatic Exchange Service. Any additional exchange requests will not cause Automatic Asset Rebalancing to cease (Please note, an Automatic Asset Rebalance will not begin on the 29th, 30th, or 31st of the month. If an Automatic Asset Rebalance would have started on one of these dates, it will start on the 1st business day of the following month). To take advantage of the Automatic Asset Rebalancing service, complete a Vanguard Variable Annuity Automatic Asset Rebalancing service form or contact a Transamerica Life Insurance Company associate at (800)462-2391 for assistance.

Automatic Exchange Service

During the Accumulation Phase, You can move money automatically among the Subaccounts. You can exchange fixed dollar amounts or percentages of Your Subaccount balance into the other Subaccounts offered under the Contract on either a monthly, quarterly, semi-annual, or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccounts to which You are moving money).The minimum amount You may exchange is $250. While You are participating in this service, if the service date falls on a day that the New York Stock Exchange is closed, the service date will be the next business day. (Please note, an Automatic Exchange Service will not begin on the 29th, 30th, or 31st of the month. If an Automatic Exchange Service would have started on one of these dates, it will start on the 1st business day of the following month.) The Automatic Exchange Service should not be used to circumvent the limits placed on exchanges.

Using the Automatic Exchange Service, You can exchange at regular intervals in a plan of investing often referred to as “dollar-cost averaging,” moving money, for example, from the Money Market Portfolio into a stock or bond Portfolio. The main objective of dollar-cost averaging is to shield Your investment from short-term price fluctuations. Since the same dollar amount is transferred to other Subaccounts each month, more Accumulation Units are credited to a Subaccount if the value per Accumulation Unit is low, while fewer Accumulation Units are credited if the value per Accumulation Unit is high. Therefore, it is possible to achieve a lower average cost per Accumulation Unit over the long term if the Accumulation Unit Value declines over that period. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

To take advantage of the Automatic Exchange Service, complete a Vanguard Variable Annuity Automatic Exchange Service Form or contact a Transamerica Life Insurance Company associate at (800) 462-2391 for assistance.

You may change the amount to be exchanged or cancel this service at any time in writing or by telephone if You have telephone authorization on Your Contract. This service cannot be used to establish a new Subaccount, and will not go into effect until the Free Look Period has expired. The minimum balance requirements will not apply to the subaccount that money is being automatically moved from.

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ACCESS TO YOUR MONEY

The value of Your Contract can be accessed during the Accumulation Phase:

•	By making a full or partial withdrawal.
•	By electing an Annuity Payment Option.
•	By Your Beneficiary in the form of a Death Benefit.

Full and Partial Withdrawals

You may withdraw all or part of Your money at any time during the Accumulation Phase of Your Contract without a Company charge, provided the Annuitant or Joint Annuitant is still living. All partial withdrawals must be for at least $250. Unless You tell us otherwise, we will take the surrender from each of the investment options in proportion to the policy value.

On the date the Company receives Your request for a full withdrawal, the amount payable is the Accumulated Value.

On the date the Company receives Your request for a partial withdrawal, the Accumulated Value will be reduced by the amount of the partial withdrawal.

Because You assume the investment risk under the Contract, the total amount paid upon a full withdrawal of the Contract may be more or less than the total Premium Payments made (taking prior withdrawals into account).

You can make a withdrawal request in writing or by telephone. See Telephone and Online Privilege. You may send a written request authorized by all required Contract Owners to Transamerica Life Insurance Company, P. O. Box 369, Cedar Rapids, IA 52406-0369. Withdrawals are not currently permitted to be requested online.

Systematic Withdrawals

You may elect to have a specified dollar amount or a percentage of the balance withdrawn from Your Contract’s Accumulated Value on a monthly, quarterly, semi-annual, or annual basis. The Company requires a Subaccount balance of at least $1,000 in order to establish the systematic withdrawal program for Your Contract. (See the Minimum Balance Requirements section below for additional information.) Withdrawals may be requested via check or electronic funds transfer. All check withdrawals must be for at least $250; a Systematic Withdrawal may be established via electronic fund transfer for at least $50. In the absence of specific directions from the Contract Owner, all deductions will be made from all funded Subaccounts on a pro rata basis.

You may elect this option by completing a Variable Annuity Automatic Transfer Form.

The Company must receive Your Form at least 30 days before the date You want systematic withdrawals to begin. The Company will process each Systematic Withdrawal on the date and at the frequency You specified on the Variable Annuity Automatic Transfer Form.

You may change the amount to be withdrawn and the percentage, the frequency of distributions, or cancel this option by telephone. Any other changes You make, including a change in the destination of the check must be made in writing, and should include signatures of all Contract Owners.

Minimum Balance Requirements

The required minimum balance in any Subaccount is $1,000. If an exchange or withdrawal (but not solely negative investment performance) would reduce the balance in a Subaccount to less than $1,000, the Company will transfer the remaining balance to the other Subaccounts under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, the Company may notify You that the Accumulated Value of Your Contract is below the minimum balance requirement. In that case, You will be given 60 days to make an additional Premium Payment before Your Contract is liquidated. The Company would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract. Federal tax law may impose restrictions on our right to terminate certain qualified contracts.

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Payment of Full or Partial Withdrawal Proceeds

The Company will pay cash withdrawals within seven days after receipt of Your telephone or written request except in one of the following situations, in which the Company may delay the payment beyond seven days:

•	The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.
•	An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.
•	The SEC permits a delay for Your protection as a Contract Owner.
•	The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared Your bank, which may take up to ten calendar days.

Tax Withholding on Withdrawals

If You do not provide the Company with a telephone or written request not to have federal income taxes withheld when You request a full, partial or systematic withdrawal, federal tax law requires the Company to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. In that case, we will withhold at a rate of 10%. State income tax withholding may also be required.

Performance

Standardized Performance

From time to time, the Company may advertise the yield and total return investment performance of a Subaccount for various periods, including quarter-to-date, year-to-date, one-year, five-year, and since inception. The Company will calculate advertised yields and total returns according to standardized methods prescribed by the SEC, so that all charges and expenses attributable to the Contract will be included. Including these fees has the effect of decreasing the advertised performance of a Subaccount, so that a Subaccount’s investment performance will not be directly comparable to that of an ordinary mutual fund.

Non-Standardized Performance

The Company may also advertise total return or other performance data in non-standardized formats that do not reflect the Annual Contract Maintenance Fee.

Not Indications of Future Performance

The performance measures discussed above are not intended to indicate or predict future performance.

Statement of Additional Information

Please refer to the Statement of Additional Information for a description of the method used to calculate a Subaccount’s yield and total return and a list of the indices and other benchmarks used in evaluating a Subaccount’s performance.

LOANS

The Contract does not allow Loans.

TAX INFORMATION

NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Contract. You should consult Your own financial professional about Your own circumstances.

Introduction

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an

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annuity contract until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified contract, the Contract will generally not be treated as an annuity for tax purposes. Thus, the Contract Owner must generally include in income any increase in the Contract Value over the investment in the Contract during each taxable year. There are different rules as to how You will be taxed depending on how You take the money out and the type of contract-qualified or nonqualified.

If You purchase the Contract as an individual retirement annuity or as a part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, Your Contract is referred to as a qualified contract. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified contract. There are limits on the amount of contributions You can make to a qualified contract. Other restrictions may apply including terms of the plan in which You participate. To the extent there is a conflict between a plan’s provisions and a contract’s provisions, the plan’s provisions will control.

If You purchase the Contract other than as part of any arrangement described in the preceding paragraph, the Contract is referred to as a nonqualified contract. You will generally not be taxed on increases in the value of Your Contract, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, You may be subject to current taxation if You assign or pledge or enter into an agreement to assign or pledge any portion of the Contract. You may also be subject to current taxation if You make a gift of a nonqualified contract without valuable consideration. All amounts received from the Contract that are includible in income are taxed at ordinary income rates; no amounts received from the Contract are taxable at the lower rates applicable to capital gains.

The Internal Revenue Service (“IRS”) has not reviewed the Contract for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the Contract, if any, comport with IRA qualification requirements.

The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or contract. We may occasionally enter into settlements with Owners and beneficiaries to resolve issues relating to the Contract. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

Taxation of Us

We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The Separate Account is treated as a part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Separate Account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the Separate Account for federal income taxes. If in future years, any federal income taxes are incurred by us with respect to the Separate Account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Tax Status of a Nonqualified Contract

Diversification Requirements. In order for a nonqualified variable contract which is based on a segregated asset account to qualify as an annuity contract under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the Subaccounts. Each Separate Account, through its Portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each Portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the Portfolio companies. The Contract Owners bear the risk that the entire contract could be disqualified as an annuity contract under the Code due to the failure of a Subaccount to be deemed to be “adequately diversified.” Owner Control. In some circumstances, Owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the Owner of a variable contract is to be treated as the Owner of the assets held by the insurance company under the Contract will depend on all of the facts and circumstances.

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Revenue Ruling 2003-91 also gave an example of circumstances under which the Owner of a variable contract would not possess sufficient control over the assets underlying the Contract to be treated as the Owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a Contract vary from those described in Revenue Ruling 2003-91, Owners bear the risk that they will be treated as the Owner of Separate Account assets and taxed accordingly.

We believe that the Owner of a Contract should not be treated as the Owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the policies from being treated as the Owners of the underlying Separate Account assets. Concerned Owners should consult their own financial professionals regarding the tax matter discussed above.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of contract proceeds upon the death of any Owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that if any Owner dies on or after the annuity starting date and before the entire interest in the Contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such Owner’s death. If any Owner dies before the annuity starting date, the entire interest in the Contract must generally be distributed (1) within 5 years after such Owner’s date of death or (2) to (or for the benefit of) a designated beneficiary, over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary) and such distribution begin not later than 1 year after the date of the Owner’s death (also known as a “stretch” payout). The designated beneficiary must be an individual. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulations § 1.401(a)(9)-9, A-1. However, if upon such Owner’s death the Owner’s surviving spouse is the designated beneficiary of the Contract, then the Contract may be continued with the surviving spouse as the new Owner. If any Owner is a non-natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary Annuitant shall be treated as an Owner and any death or change of such primary Annuitant shall be treated as the death of an Owner.

The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of a Nonqualified Contract

The following discussion assumes the Contract qualifies as an annuity contract for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an Owner who is an individual will not be taxed on increases in the value of a contract until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if You make a gift of a nonqualified contract without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the Contract Value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the Contract that is not a natural person should discuss these rules with a competent financial professional. A Contract owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a financial professional for more information on how this may impact Your Contract.

Different Individual Owner and Annuitant

If the Owner and Annuitant on the Contract are different individuals, there may be negative tax consequences to the Owner and/or beneficiaries under the Contract if the Annuitant predeceases the Owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult Your legal counsel or financial professional if You are considering designating a different individual as the Annuitant on Your Contract to determine the potential tax ramifications of such a designation.

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Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of Annuity Commencement Date used in Your Contract and the dates will be the same. However, in certain circumstances, Your annuity starting date and Annuity Commencement Date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure Your Contract maintains its status as an annuity contract for federal income tax purposes. You may wish to consult a financial professional for more information on when this issue may arise.

It is possible that at certain advanced ages a contract might no longer be treated as an annuity contract if the Contract has not been Annuitized before that age or have other tax consequences. You should consult with a financial professional about the tax consequences in such circumstances.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the Annuity Payment Option You select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments You receive will be includable in Your gross income.

In general, the excludable portion of each annuity payment You receive will be determined as follows:

•

Fixed payments-by dividing the “investment in the Contract” on the annuity starting date by the total expected return under the Contract (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.

•

Variable payments-by dividing the “investment in the Contract” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the Contract” is generally equal to the premiums You pay for the Contract, reduced by any amounts You have previously received from the Contract that are excludible from gross income.

If You select more than one Annuity Payment Option, special rules govern the allocation of the Contract’s entire “investment in the Contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise You to consult a competent financial professional as to the potential tax effects of allocating amounts to any particular Annuity Payment Option.

If, after the annuity starting date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the Contract” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on Your tax return.

Taxation of Surrenders and Withdrawals - Nonqualified Policies

When You surrender Your Contract, You are generally taxed on the amount that Your surrender proceeds exceeds the “investment in the Contract”. The “investment in the Contract” is generally equal to the premiums You pay for the Contract, reduced by any amounts You have previously received from the Contract that are excludible from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the Contract Value over the “investment in the Contract.” Distributions taken under the systematic payout option are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as withdrawals and surrenders. You may also be subject to current taxation if You make a gift of a nonqualified contract without valuable consideration. All taxable amounts received under a contract are subject to tax at ordinary rather than capital gain tax rates.

If Your Contract contains an Excess Interest Adjustment feature (also known as a market value adjustment), then Your Contract Value immediately before a contract withdrawal (or transaction taxed like a withdrawal) may have to be increased by any positive Excess Interest Adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of Excess Interest Adjustments, and You may want to discuss the potential tax consequences of an Excess Interest Adjustment with Your financial professional.

The Code also provides that amounts received from the Contract that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some withdrawals and other amounts will be exempt from the penalty tax. Amounts

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received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59 1⁄2; (2) paid after an Owner (or where the Owner is a non-natural person, an Annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that the Owner is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a financial professional for more information regarding the imposition of penalty tax.

Guaranteed Lifetime Withdrawal Benefits

For policies with a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit the application of certain tax rules, particularly those rules relating to distributions from Your Contract, are not entirely clear. It is possible that the withdrawal base (with respect to the Guaranteed Lifetime Withdrawal Benefits) and the guaranteed future value (with respect to the Guaranteed Minimum Accumulation Benefit) could be taken into account to determine the Contract Value that is used to calculate required distributions and the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under a Guaranteed Lifetime Withdrawal Benefit is unclear. It is possible that the IRS could determine that the benefit provides some form of long term care insurance. In that event, the Internal Revenue Service may determine the Income Enhancement Option is an incidental benefit with adverse consequences for qualification as an Individual Retirement Annuity, You could be treated as in receipt of some amount of income attributable to the value of the benefit even though You have not received a payment from Your Contract, and the amount of income attributable to guaranteed lifetime withdrawal payments could be affected. In addition, if the Income Enhancement Benefit causes an increase in payments calculated to meet the Required Minimum Distribution requirements it may violate the rules governing such distributions with adverse tax consequences. In view of this uncertainty, You should consult a financial professional with any questions.

Aggregation

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same Contract Owner (contract holder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the Contract Owner’s income when a taxable distribution (other than annuity payments) occurs. If You are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, You may wish to consult with Your financial professional regarding how aggregation will apply to Your policies.

Tax-Free Exchanges of Nonqualified Policies

We may issue the nonqualified contract in exchange for all or part of another annuity contract that You own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, Your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed Your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a withdrawal, surrender, annuity income payment or death benefit).

If You exchange part of an existing contract for the Contract, and within 180 days of the exchange You received a payment other than certain annuity payments (e.g., You take a withdrawal) from either Contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in Your income and subject to a 10% penalty tax.

You should consult Your financial professional in connection with an exchange of all or part of an annuity contract for the Contract, especially if You may take a withdrawal from either contract within 180 days after the exchange.

Medicare Tax

Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions taken from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of

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determining whether certain Medicare Tax thresholds have been met. As such, distributions from Your qualified contract could cause Your other investment income to be subject to the tax. Please consult a financial professional for more information.

Same Sex Relationships

Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Contract. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as a valid marriage under the applicable state law, will each be treated as a spouse as defined in this Contract for state law purposes. However, individuals in other arrangements that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this Contract for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this Contract or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a financial professional for more information on this subject.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the Contract because of Your death or the death of the Annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; (2) if distributed via withdrawals, these amounts are taxed in the same manner as surrenders; or (3) if distributed under an Annuity Payment Option, these amounts are taxed in the same manner as annuity payments.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a contract, the designation of an Annuitant or payee or other beneficiary who is not also the Contract Owner, the exchange of a contract and certain other transactions, or a change of Annuitant other than the Contract Owner, may result in certain income or gift tax consequences to the Contract Owner that are beyond the scope of this discussion. A Contract Owner contemplating any such transaction or designation should contact a competent financial professional with respect to the potential tax effects.

Charges

It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to You. In particular, the IRS may treat fees associated with certain optional benefits as a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to age 59 1⁄2. Although we do not believe that the fees associated with any optional benefit provided under the Contract should be treated as taxable withdrawals, the tax rules associated with these benefits are unclear, and we advise that You consult Your financial professional prior to selecting any optional benefit under the Contract.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

The estate and gift tax unified credit basic exclusion amount is $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. The maximum rate is 40%.

The uncertainty as to how the current law might be modified in the future underscores the importance of seeking guidance from a competent adviser to help ensure that Your estate plan adequately addresses Your needs and that of Your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from Your Contract, or from any applicable payment, and pay it directly to the IRS.

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Qualified Policies

The qualified contract is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our contract administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a contract must satisfy certain conditions: (i) the Contract Owner must be the Annuitant; (ii) the contract generally is not transferable by the Contract Owner, e.g., the Contract Owner may not designate a new Contract Owner, designate a contingent Contract Owner or assign the contract as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or withdrawals according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant attains age 72 (or age 70 1⁄2 if the Annuitant attained 70 1⁄2 before 1/1/2020); (v) an Annuity Payment Option with a period certain that will guarantee annuity payments beyond the life expectancy of the Annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the Annuitant dies prior to the distribution of the Contract Value; (vii) the entire interest of the Contract Owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59 1⁄2 (unless certain exceptions apply) are subject to a 10% penalty tax.

SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions. Subject to certain exceptions, distributions prior to age 59 1⁄2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.

The IRS has not reviewed this Contract for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Contract comport with qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when taken 5 tax years after the first contribution to any Roth IRA of the individual and taken after one of the following: attaining age 59 1⁄2, to pay for qualified first time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when taken from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA

48

distributions. Unlike the traditional IRA, there are no minimum required distributions during the Contract Owner’s lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.

The IRS has not reviewed this Contract for qualification as a Roth IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Contract comport with qualification requirements.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the Contract Value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1⁄2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a Guaranteed Lifetime Withdrawal Benefit prior to age 59 1⁄2. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Employers using the contract in connection with Section 403(b) plans may wish to consult with their financial professional.

Pursuant to tax regulations, we generally are required to confirm, with Your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers You request from a 403(b) contract comply with applicable tax requirements before we process Your request. We will defer such payments You request until all information required under the tax law has been received. By requesting a surrender or transfer, You consent to the sharing of confidential information about You, the Contract, and transactions under the Contract and any other 403(b) policies or accounts You have under the 403(b) plan among us, Your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding.” below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.

Ineligible Owners-Qualified

We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.

Taxation of Surrenders and Withdrawals - Qualified Policies

In the case of a withdrawal under a qualified contract (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount You receive is taxable, generally based on the ratio of Your “investment in the Contract” to Your total account balance or accrued benefit under the retirement plan. Your “investment in the Contract”

49

generally equals the amount of any non-deductible premium payments made by You or on Your behalf. If You do not have any non-deductible premium payments, Your investment in the Contract will be treated as zero.

In addition, a penalty tax may be assessed on amounts surrendered from the Contract prior to the date You reach age 59 1⁄2, unless You meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a financial professional for more information regarding the application of these exceptions to Your circumstances. You may also be required to begin taking minimum distributions from the Contract by a certain date. The terms of the plan may limit the rights otherwise available to You under the Contract.

Qualified Plan Required Distributions

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Contract Owner (or plan participant) (i) reaches age 72 (or 70 1⁄2 if he/she attained 70 1⁄2 prior to 1/1/2020) or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent Owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the Contract Owner (or plan participant) reaches age 72 (or 70 1⁄2 if he/she attained 70 1⁄2 prior to 1/1/2020). The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating required minimum distributions. Please consult with Your financial professional to learn more about an optional living or death benefit prior to purchase.

Each Owner is responsible for requesting distributions under the Contract that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the Contract with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and financial professional regarding the suitability of the Contract.

The Code generally requires that interest in a qualified contract be non-forfeitable.

You should consult Your legal counsel or financial professional if You are considering purchasing an enhanced death benefit or other optional rider, or if You are considering purchasing a contract for use with any qualified retirement plan or arrangement.

Optional Living Benefits

For policies with a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit the application of certain tax rules, particularly those rules relating to distributions from Your Contract, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as contract holder may cause the qualified plan participant to lose the benefit of the Guaranteed Lifetime Withdrawal Benefit. In view of this uncertainty, You should consult a financial professional before purchasing this Contract as a qualified contract.

Withholding

The portion of any distribution under a contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or taken. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether You elect not to have federal income tax withheld, You are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

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Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity Owners that are U.S. persons. Taxable distributions made to Owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the Contract Owner’s country of citizenship or residence. Prospective foreign Owners are advised to consult with a qualified financial professional regarding U.S., state, and foreign taxation for any annuity contract purchase.

Foreign Account Tax Compliance Act (“FATCA”)

If the payee of a distribution from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial Owner of the Contract or the distribution. The rules relating to FATCA are complex, and a financial professional should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

Possible Tax Law Changes

Although the likelihood and nature of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation, regulation, or otherwise. You should consult a financial professional with respect to legal or regulatory developments and their effect on the Contract.

We have the right to modify the Contract to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive.

OTHER INFORMATION

INQUIRIES AND CONTRACT AND CONTRACTHOLDER INFORMATION

For more information about the Vanguard Variable Annuity, call (800) 462-2391 or write:

Regular Mail:	Overnight or Certified Mail:

Transamerica Life Insurance Company	Transamerica Life Insurance Company
P.O. Box 369	4333 Edgewood Road NE
Cedar Rapids, IA 52406-0369	Cedar Rapids, IA 52499

If You have questions about Your Contract, please telephone Transamerica Life Insurance Company at (800) 462-2391. Personal and/or account specific information may be requested to validate a caller’s identity and authorization prior to the providing of any information. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the Contract. As Contract Owner, You will receive periodic statements confirming any transactions that take place as well as quarterly statements and an annual report.

Accessing Your Contract Online

You may access information and manage Your annuity on www.Transamerica.com. This convenient service, available 24-hours a day, allows You to check Your Contract balances, Your Portfolio holdings, and make exchanges between Portfolios at any time. (Note: exchange requests received prior to the close of regular trading on the New York Stock Exchange—usually 4:00 p.m., Eastern time—will be processed as of the close of business on that same day. Requests received after the close of regular trading will be processed the next Business Day).

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In order to access Your Contract online, You must be a registered user of www.Transamerica.com. You can register at www.Transamerica.com or contact a Transamerica Life Insurance Company associate at (800) 462-2391 for assistance.

State Variations

California: GLWB Rider – Termination: The rider will not terminate upon ownership change or assignment without prior Company approval.

Regulatory Modifications to Contract

We reserve the right to amend the Contract or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.

Mixed and Shared Funding

The Portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the Portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While we currently do not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various policies and/or participants in various plans for which the Portfolios serve as investments might at some time be in conflict. We and each Portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of Portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, we would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the Portfolios, which discuss the Portfolios’ risks regarding mixed and shared funding, as applicable. Please see Voting Rights section for how shares held by the Company would be voted.

Voting Rights

To the extent required by law, the Company will vote all shares of the Portfolios held in the separate account in accordance with instructions we receive from You and/or other individuals that have voting interests in the portfolios. We will send You and/or other individuals requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large contract values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that You keep Your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

The Underlying Funds

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At the time You purchase Your Contract, You may allocate Your premium to subaccounts. These are subdivisions of our separate account, an account that keeps Your Contract assets separate from our company assets. The subaccounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that You buy through Your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Portfolio has varying degrees of investment risk. Portfolios are also subject to separate fees and expenses such as management fees and operating expenses. “Master-feeder” or “fund of funds” invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce Your investment return. Read the Portfolio prospectuses carefully before investing. We do not guarantee the investment results of any Portfolio. Certain Portfolios may not be available in all states and in all share classes. Please see “Appendix A - Portfolios Associated with the Subaccounts” for additional information.

Other Transamerica Policies

We offer a variety of fixed and variable annuity policies. They may offer features, including investment options, and have fees and charges, that are different from those in the Contract offered by this prospectus. Not every contract we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, Your financial professional can show You information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.

You should work with Your financial professional to decide whether this Contract is appropriate for You based on a thorough analysis of Your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (TCI), for the distribution and sale of the policies.

We have discontinued new sales of the policies. You may, however, continue to make premium payments to fund Your Contract pursuant to its terms, and exercise all other rights and options under Your Contract - such as reallocating Your Contract value among investment choices, making surrenders and full surrenders, and making changes of ownership of Your Contract.

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APPENDIX A

PORTFOLIOS AVAILABLE UNDER THE CONTRACT

The following is a list of Portfolios available under the Contract. Depending on the optional benefits You choose, You may not be able to invest in certain Portfolios. More information about the Portfolios is available in the prospectuses for the Portfolio companies, which may be amended from time to time and can be found online at www.Transamerica.com. You can also request this information at no cost by calling (800) 462-2391 or sending an email request to Annuities.Customerservice@transamerica.com.

The current expenses and performance below reflects fee and expenses of the Portfolios, but does not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio and Adviser/Subadviser		Average Annual Total Returns (as of 12/31/2020)
		Current Expenses	1 Year	5 Year	10 Year
Seeks to provide long-term capital appreciation and reasonable current income.	Balanced Portfolio*/Wellington Management Company LLP	0.21%	10.68%	10.77%	9.88%
Seeks to provide long-term capital appreciation.	Capital Growth Portfolio/PRIMECAP Management Company	0.34%	17.47%	15.96%	14.98%
Seeks to provide long-term capital appreciation and income.	Diversified Value Portfolio/Hotchkis and Wiley Capital Management, LLC	0.24%	11.78%	10.30%	10.60%
Seeks to provide an above-average level of current income and reasonable long-term capital appreciation.	Equity Income Portfolio/Wellington Management Group LLP & The Vanguard Group, Inc.	0.30%	3.25%	10.45%	11.62%
Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.	Equity Index Portfolio/The Vanguard Group, Inc.	0.14%	18.20%	15.05%	13.72%
Seeks to track the performance of a benchmark index that measures the investment return of the global, investment-grade, fixed income market.	Global Bond Index Portfolio/ The Vanguard Group, Inc.	0.13%	6.67%	-	-
Seeks to provide long-term capital appreciation	Growth Portfolio/Jackson Square Partners, LLC; Wellington Management Company LLP	0.40%[1]	43.09%	19.96%	17.11%
Seeks to provide a high level of current income.	High Yield Bond Portfolio/ Wellington Management Company LLP	0.26%	5.67%	7.22%	6.38%
Seeks to provide long-term capital appreciation.	International Portfolio/Baillie Gifford Overseas Ltd.; Schroder Investment Management North America Inc.	0.38%	57.58%	21.30%	12.10%
Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	Mid Cap Index Portfolio/ The Vanguard Group, Inc.	0.17%	18.07%	13.14%	12.26%
Seeks to provide capital appreciation and a low to	Moderate Allocation Portfolio*/ The Vanguard Group, Inc.	0.12%	13.77%	9.80%	-

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moderate level of current income.
Seeks to provide current income while maintaining liquidity and a stable share price of $1.	Money Market Portfolio/The Vanguard Group, Inc.	0.15%	0.52%	1.24%	0.69%
Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.	Real Estate Index Portfolio/The Vanguard Group, Inc.	0.26%	-4.85%	5.66%	8.60%
Seeks to provide current income while maintaining limited price volatility.	Short Term Investment Grade Portfolio/The Vanguard Group, Inc.	0.14%	5.49%	3.39%	2.73%
Seeks to provide long-term capital appreciation.	Small Company Growth Portfolio/ArrowMark Colorado Holdings, LLC; The Vanguard Group, Inc.	0.30%	23.18%	15.74%	13.53%
Seeks to track the performance of a broad, market-weighted bond index.	Total Bond Market Index Portfolio/The Vanguard Group, Inc.	0.14%	7.58%	4.36%	3.71%
Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located and developed and emerging markets, including the United States.	Total International Stock Market Index Portfolio/The Vanguard Group, Inc.	0.10%	11.18%	-	-
Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	Total Stock Market Index Portfolio/The Vanguard Group, Inc.	0.13%	20.55%	15.23%	13.60%

* Designated Investments for GLWB rider

1 Annual expenses reflect temporary fee reduction of 0.01%

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Appendix B

DEATH BENEFIT

Adjusted Partial Withdrawal. If you make a partial withdrawal, then your death benefit is reduced by an amount called the adjusted partial withdrawal. The amount of the reduction depends on the relationship between your death benefit and the accumulated value. The adjusted partial withdrawal is equal to (1) multiplied by (2) divided by (3), where:

(1)	is the amount of the partial withdrawal
(2)	is the value of the current death benefit immediately prior to the gross partial surrender;
(3)	is the accumulated value immediately prior to the partial withdrawal.

The following examples describe the effect of a partial surrender on the death benefit and the accumulated value.

Example 1 (Assumed Facts for Example)
Current guaranteed minimum death benefit before withdrawal	$75,000
Current accumulated value before withdrawal	$50,000
Current death benefit (greater of accumulated value or guaranteed minimum death benefit)	$75,000
Total Partial Withdrawal	$15,494
Adjusted partial withdrawal = 15,494 * 75,000 / 50,000	$23,241
New guaranteed minimum death benefit (after withdrawal) = $75,000 – 23,241	$51,759
New accumulated value (after withdrawal) = 50,000 – 15,494	$34,506

Summary:

☐   Reduction in guaranteed minimum death benefit = $23,241

☐   Reduction in accumulated value = $15,494

*

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.

**	The guaranteed minimum death benefit is reduced more than the accumulated value because the guaranteed minimum death benefit was greater than the accumulated value just prior to the withdrawal.

Example 2 (Assumed Facts for Example)
Current guaranteed minimum death benefit before withdrawal	$50,000
Current accumulated value before withdrawal	$75,000
Current death benefit (greater of accumulated value or guaranteed minimum death benefit)	$75,000
Total Partial Withdrawal	$15,556
Adjusted partial withdrawal = 15,556 * 75,000 / 75,000	$15,556
New guaranteed minimum death benefit (after withdrawal) = $50,000 – 15,556	$34,444
New accumulated value (after withdrawal) = 75,000 – 15,556	$59,444

Summary:

☐   Reduction in guaranteed minimum death benefit = $15,556

☐   Reduction in accumulated value = $15,556

*

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.

**	The guaranteed minimum death benefit is reduced less than the accumulated value because the guaranteed minimum death benefit was less than the accumulated value just prior to the withdrawal.

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Hypothetical Example

In this example, certain death benefit values at various points in time are depicted based on hypothetical assumed rates of performance. This example is for illustrative purposes only and assumes a single $100,000 premium payment by a sole owner and annuitant who is age 50. It further assumes no subsequent premium payments or withdrawals.

End of Year	Net Rate of Return for Fund*	Policy Value (No GMDB Elected)	Policy Value (Return of Premium GMDB Elected)	Return of Premium GMDB
Issue	N/A	$100,000	$100,000	$100,000
1	-4%	$95,700	$95,650	$100,000
2	18%	$112,639	$112,532	$100,000
3	15%	$129,197	$129,018	$100,000
4	-7%	$119,765	$119,535	$100,000
5	2%	$121,801	$121,508	$100,000
6	10%	$133,616	$133,233	$100,000
7	14%	$151,922	$151,420	$100,000
8	-3%	$146,908	$146,347	$100,000
9	17%	$171,442	$170,714	$100,000
10	6%	$181,214	$180,359	$100,000

*

The assumed rate does reflect the deduction of a hypothetical fund fee but does not reflect the deduction of any other fees, charges or taxes. The death benefit values do reflect the deduction of hypothetical base policy fees and hypothetical death benefit fees. Different hypothetical returns and fees would produce different results.

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Appendix C

GLWB RIDER—ADJUSTED PARTIAL WITHDRAWALS

When a withdrawal is taken, the following parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Total Withdrawal Base (“TWB”)
2.	Maximum Annual Withdrawal Amount (“MAWA”)

Total Withdrawal Base. Gross partial withdrawals from the designated investments in a rider year up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals from the designated investments in a rider year in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by an amount equal to the greater of:

☐	the excess withdrawal amount; and

☐ ☐a pro rata amount, the result of (A / B) * C, where:

A)	is the excess withdrawal amount (the amount in excess of the maximum annual withdrawal amount remaining prior to the withdrawal);
B)	is the Accumulated Value in the designated investments after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and
C)	is the total withdrawal base prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

Example 1 (Non-Excess Withdrawal):

Assumptions:

☐	Total Withdrawal Base (“TWB”) = $100,000
☐	Maximum Annual Withdrawal Amount (“MAWA”) = 5.5% withdrawal percentage would result in $5,500 (5.5% of the then current $100,000 total withdrawal base)
☐	Gross partial withdrawal (“GPWD”) = $5,500

☐ ☐Excess withdrawal (“EWD”) = None

☐ ☐Accumulated Value (“AV”) before GPWD = $100,000

Question: Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee since no more than $5,500 is withdrawn.

Result: In this example, because no portion of the withdrawal was in excess of $5,500, the total withdrawal base does not change.

Example 2 (Excess Withdrawal):

Assumptions:

☐	TWB = $100,000
☐	MAWA = 5.5% withdrawal percentage would result in $5,500 (5.5% of the current $100,000 total withdrawal base)
☐	GPWD = $7,000
☐	EWD = $1,500 ($7,000 - $5,500)
☐	AV before GPWD = $90,000

Result. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted and a new lower maximum annual withdrawal amount calculated. Had the withdrawal for this example not been more than $5,500, the total withdrawal base would remain at $100,000 and the maximum annual withdrawal amount would be $5,500. However, because an excess withdrawal has been taken, the total withdrawal base is also reduced (this is the amount the 5.5% is based on).

New total withdrawal base:

Step One. The total withdrawal base is reduced only by the amount of the excess withdrawal or a pro rata amount, if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (AV - 5.5% withdrawal)) * TWB before any adjustments
2. ($1,500	/ ($90,000 - $5,500)) * $100,000 = $1,775.15

Step Three. Which is larger, the actual $1,500 excess withdrawal or the $1,775.15 pro rata amount?

$1,775.15 pro rata amount.

58

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $1,775.15 = $98,224.85

Result. The new total withdrawal base is $98,224.85

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5.5% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Question: What is the new maximum annual withdrawal amount?

$98,224.85 (the adjusted total withdrawal base) * 5.5% = $5,402.37

Result. Going forward, the maximum you can take out from the designated investments in a year without causing an excess withdrawal and further reduction of the total withdrawal base is $5,402.37 (assuming there are no future automatic step-ups).

Example 3 (Required Minimum Distribution “RMD”):

☐	TWB = $100,000
☐	MAWA for rider year beginning July 1, 2011 = 5.5% withdrawal would be $5,500 (5.5% of the current $100,000 total withdrawal base).
☐	RMD for 2011 = $6,000 (calculated as set forth in the rider)

☐ ☐RMD for 2012 = $6,500 (calculated as set forth in the rider)

☐	GPWD on February 1, 2012 = $6,500
☐	EWD = $500

Question: Is any portion of the withdrawal greater than the maximum annual withdrawal amount or the required minimum withdrawal calculated pursuant to the terms of the rider?

Yes. Because more than $6,000 (the greater of the MAWA ($5,500) or RMD for the tax year on that rider anniversary ($6,000) was withdrawn, there is an excess withdrawal of $500 (6,500 - 6,000 = 500). Please note, even though the withdrawal occurred in 2012, the RMD for 2012 does not become part of the MAWA calculation until July 1, 2012 (the rider anniversary during that tax year).

Result: Because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted and a new lower maximum annual withdrawal amount calculated. See Example 2 (Excess Withdrawal) for an example of how the new total withdrawal base and new maximum annual withdrawal amount are calculated.

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Appendix D

GLWB RIDER—BLENDED RIDER FEE

Assumptions:

☐	Policy Issue Date = 12/15/2012

☐ ☐Initial Premium = $100,000

☐ ☐Initial Premium allocated to designated funds = Total Withdrawal Base (TWB) = $50,000

☐	GLWB Rider Fee at issue = 0.95%
☐	Rider Fee Change 5/1/2013 = 1.20%

☐ ☐ Premium Addition allocated to designated funds 2/1/2014 = $9,951.27

Result: In this example, your blended rider fee on 2/1/2014 is .99%. The calculation is

[($50,000 x 0.95%) + ($9.951.27 x 1.20%)] divided by ($50,000 + $9,951.27).

Then, assume:

☐	Fund transfer from a non-designated fund 8/1/2014 = $5,000
☐	TWB before fund transfer = $59,951.27

Result. Your blended rider fee on 8/1/2014 is 1.01% based on this fund transfer. The calculation is [($59,951.27 x 0.99%) + ($5,000 x 1.20%)] divided by ($59,951.27 + $5,000).

Lastly, assume:

☐	Rider Fee Change 5/1/2015 = 1.30%
☐	Premium Addition allocated to designated funds 7/1/2015 = $5,000
☐	TWB before Premium Addition = $64,951.27

Result. Your blended rider fee on 7/1/2015 is 1.03%. The calculation is [($64,951.27 x 1.01%) +

($5,000 x 1.30%)] divided by ($64,951.27+ $5,000).

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Where to Find Additional Information

The Statement of Additional Information (SAI) dated May 1, 2021 contains more information about the Contract and the Separate Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is posted on our website, www.transamerica.com. For a free paper copy of the SAI, to request other information about the Contracts, and to make investor inquiries call us at (800) 462-2391 or write us at:

Transamerica Life Insurance Company

P. O. Box 369

Cedar Rapids, IA 52406-0369

Reports and other information about the Separate Account are available on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: pubicinfo@sec.gov.

EDGAR contract identifier #C000223548

61

SEPARATE ACCOUNT VA DD

STATEMENT OF ADDITIONAL INFORMATION

FOR THE

VANGUARD VARIABLE ANNUITY

OFFERED BY

TRANSAMERICA LIFE INSURANCE COMPANY

(AN IOWA STOCK COMPANY)

(formerly TRANSMERICA PREMIER LIFE INSURANCE COMPANY)

ADMINISTRATIVE OFFICES

4333 EDGEWOOD ROAD NE

CEDAR RAPIDS, IOWA 52499

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Vanguard Variable Annuity (the “Contract”) offered by Transamerica Life Insurance Company (the “Company”) (formerly Transamerica Premier Life Insurance Company). You may obtain a copy of the Prospectus dated May 1, 2021 by calling (800) 462-2391, or writing to Transamerica Life Insurance Company at P. O. Box 369, Cedar Rapids, Iowa 52406-0369. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

May 1, 2021

TRANSAMERICA LIFE INSURANCE COMPANY

Transamerica Life Insurance Company, located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499, is the insurance company issuing the Contract. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in the District of Columbia, Guam, Puerto Rico, the U.S. Virgin Islands, and all states except New York.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Thus, the Company is obligated to pay all amounts promised to investors under the Contracts. No financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

Separate Account VA DD

The Separate Account VA DD (the “Separate Account”), 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, was established by the Company on July 16, 1990, and is a unit investment trust registered with the SEC and operating under Iowa law. The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund.

In order to supplement the description in the Prospectus, the following provides additional information about the Contract which may be of interest to Contract Owners.

Cybersecurity (continued from “Principal Risks” section of the Prospectus)

Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of our information technology or communications systems may result in a material adverse effect on our results of operations and corporate reputation.

Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

A computer system failure or security breach may disrupt our business, damage our reputation and adversely affect our operational results, financial condition and cash flows.

We rely heavily on computer and information systems and internet and network connectivity to conduct a large portion of our business operations. This includes the need to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through commercial customers, business partners, (semi-) governmental agencies and third-party service providers. The introduction of new technologies, computer system failures, cyber-crime attacks or security or data privacy breaches may materially disrupt our business operations, damage our reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect our results of operations, financial condition and cash flows.

The information security risk that we face includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack our systems and information. It also includes inside threats, both malicious and accidental. For example, human error, unauthorized user activity and lack of sufficiently automated processing can result in improper information exposure or use. We also face risk in this area due to our reliance in many cases on third-party systems, all of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by us or our affiliates may not adequately secure their own information systems and networks, or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target us and our applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.

In recent years information security risk has increased sharply due to a number of developments in how information systems are used by companies such as us, but also by society in general. Threats have increased as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can exploit.

Large, global financial institutions such as us have been, and will continue to be subject to information security attacks for the foreseeable future. The nature of these attacks will also continue to be unpredictable, and in many cases may arise from circumstances that are beyond our control. Especially if and to the extent we fail to adequately invest in defensive infrastructure, timely response capabilities, technology and processes or to effectively execute against our information security strategy, we may suffer material adverse consequences.

To date the highest impact information security incidents that we have experienced are believed to have been the result of e-mail phishing attacks targeted at our business partners and commercial customers. This in turn led to unauthorized use of valid website credentials to engage in fraudulent transactions and improper data exfiltration. Additionally, we have also faced other types of attacks including but not limited to other types of phishing attacks and distributed denial of service (DDoS) attacks, as well as certain limited cases of unauthorized internal user activity, including activity between other units of Aegon. Although to our knowledge these events have thus far not been material in nature, our management recognizes the need to establish and maintain adequate information security systems that are capable of addressing the possibility of these types of attacks, as well as for the possibility of more significant and sophisticated information security attacks, in the future. There is no guarantee that the measures that we take will be sufficient to stop all types of attacks or mitigate all types of information security or data privacy risks.

We maintain cyber liability insurance to help decrease the impact of cyber-attacks and information security events, subject to the terms and conditions of the policy, however such insurance may not be sufficient to cover all applicable losses that we may suffer.

The Transamerica Chief Information Security Officer oversees the company’s information security program, and provides reporting up to company management and, directly or indirectly, to the Board of Directors, as well as Aegon’s Global Chief Information Security Officer.

A breach of data privacy or security obligations may disrupt our business, damage our reputation and adversely affect financial conditions and results of operations.

Pursuant to applicable laws, various government agencies and independent administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential information held by us. For example, our businesses are subject to laws and regulations enacted by U.S. federal and state governments, including various regulatory organizations relating to the privacy and/or security of the information of customers, employees or others. These laws, among other things, increased compliance obligations, impacted our businesses’ collection, processing and retention of personal data, reporting of data breaches, and provide for penalties for non-compliance. For example, the New York Department of Financial Services (NYDFS), pursuant to its cybersecurity regulation, requires financial institutions regulated by the NYDFS, including certain of our entities, to, among other things, satisfy an extensive set of minimum cyber security requirements, including but not limited to governance, management, reporting, policy, technology and control requirements. Numerous other U.S. laws also impose various information security and privacy related obligations with respect to various Company affiliates operating in the U.S., including but not limited to the Gramm-Leach-Bliley Act and related state laws (GLBA), the California Consumer Privacy Act (CCPA) and the Health Insurance Portability and Accountability Act (HIPAA), among many others. Other legislators and regulators with jurisdiction over our businesses are considering, or have already enacted, enhanced information security risk management and privacy rules and regulations. A number of our entities and affiliates are also subject to contractual restrictions with respect to the information of our clients and business partners. The Company, and numerous of its employees and business partners have access to, and routinely process, the personal information of consumers and employees. We rely on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, us, our systems, employees and business partners. It is possible that an employee, business partner or system could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Our data or data in our possession could also be the subject of an unauthorized information security attack. If we fail to maintain adequate processes and controls or if we or our business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage our reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on our business, financial condition and results of operations. In addition, we analyze personal information and customer data to better manage our business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such techniques may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over the Company or its affiliates in recent years, and more such obligations are likely to be imposed in the near future across our operations. Such restrictions and obligations could have material impacts on our business, financial conditions and/or results of operations.

In addition, we analyze personal information and customer data to better manage our business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such techniques may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more such obligations are likely to be imposed in the near future across our operations. Such restrictions and obligations could have material impacts on our business, financial conditions and/or results of operations.

For a complete description regarding Transamerica’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: www.transamerica.com/individual/privacy-policy and www.transamerica.com/individual/terms-of-use.

THE CONTRACT

Computation of Variable Annuity Income Payments

Variable Annuity Income Payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Table contained in the Contract corresponding to the Annuity Option elected by the Contract Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit value for the selected Subaccount on the date your Annuity Payment amount is calculated. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first

Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit value for the Subaccount on the date the Annuity Payment is calculated.

The Annuity Unit value for each Subaccount was initially established at $10.00 on the day money was first deposited in that Subaccount. The Annuity Unit value for any subsequent Business Day is equal to (a) times (b) times (c), where:

(a)    the Annuity Unit value for the immediately preceding Business Day;

(b)    the Net Investment Factor for the day;

(c)    the investment result adjustment factor (0.99989255 per day), which recognizes an assumed interest rate of

4% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount due to:

(a)    any increase or decrease in the value of the Subaccount due to investment results;

(b)    a daily charge for the mortality and expense risks assumed by the Company corresponding to an annual rate of 0.20%;

(c)    a daily charge for the cost of administering the Contract corresponding to an annual charge of 0.10%; and

(d)    a charge of $25 for maintenance of Contracts valued at less than $25,000 at time of initial purchase and in each subsequent year if the Accumulated Value remains below $25,000.

The Annuity Tables contained in the NA100A Contract are based on the 1983 Table “A” Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year; except that in Massachusetts and Montana, the Annuity Tables contained in the Contract are based on a 60% female/40% male blending of the above, for all annuitants of either gender.

The Annuity Tables contained in the VVAP U 1001 Contract are based on a 4% effective annual Assumed Investment Return and the “Annuity 2000” (male, female, and unisex if required by law) mortality table projected for improvement using projection scale G (50% of G for females, 100% of G for males) with an assumed commencement date of 2005. Age adjustments apply for annuitizations after 2010. Unisex factors assume a 70% female, 30% male mix.

Exchanges

After the Income Date, if a Variable Annuity Option has been chosen, the Contract Owner may, by making written request or by calling the Company, exchange the current value of the existing Subaccount to Annuity Units of any other Subaccount then available. The request for the exchange must be received, however, at least 10 Business Days prior to the first payment date on which the exchange is to take effect. This exchange shall result in the same dollar amount of Annuity Payment on the date of exchange. Each Vanguard Variable Annuity portfolio (other than money market portfolios and short-term bond portfolios) generally prohibits an investor’s purchases or exchanges into a portfolio for 30 calendar days after the investor has redeemed or exchanged out of that portfolio.

Exchanges will be made using the Annuity Unit value for the Subaccounts on the date the request for exchange is received by the Company. On the exchange date, the Company will establish a value for the current Subaccount by multiplying the Annuity Unit value by the number of Annuity Units in the existing Subaccount, and compute the number of Annuity Units for the new Subaccount by dividing the Annuity Unit value of the new Subaccount into the value previously calculated for the existing Subaccount.

Joint Annuitant

The Contract Owner may, in the Application or by written request at least 30 days prior to the Income Date, name a Joint Annuitant. Such Joint Annuitant must be the Annuitant’s spouse and must not have attained age 91 (or younger if required by state law). An Annuitant or Joint Annuitant may not be replaced.

The Income Date shall be determined based on the date of birth of the Annuitant. If the Annuitant or Joint Annuitant dies prior to the Income Date, the survivor shall be the sole Annuitant. Another Joint Annuitant may not be designated. Payment to a Beneficiary shall not be made until the death of the surviving Annuitant.

UNDERWRITERS

We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (“TCI”), for the distribution and sale of the contracts. We may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies as described below.

TCI’s home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCI is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.

The contracts are no longer sold, but were offered on a continuous basis. We reserve the right to resume the offering the contracts in the future. The contracts were offered to the public through direct response marketing, and no compensation was paid to sales representatives of broker-dealers for the sale of the policies.

We and/or our affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees. We and/or TCI or another affiliate may pay certain selling firms additional cash amounts for: (1) marketing allowances, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interests for such firms or its sales representatives.

GENERAL MATTERS

Non-Participating

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of the Company.

Misstatement of Age or Sex

Depending on the state of issue of a Contract, the Company may require proof of age and/or sex before making Annuity Payments. If the Annuitant’s stated age, sex or both in the Contract are incorrect, the Company will change the Annuity Benefits payable to those which the Premium Payments would have purchased for the correct age and sex. In the case of correction of the stated age or sex after payments have commenced, the Company will: (1) in the case of underpayment, pay the full amount due with the next payment; or (2) in the case of overpayment, deduct the amount due from one or more future payments.

Assignment

Any Nonqualified Contract may be assigned by the Contract Owner prior to the Income Date and during the Annuitant’s lifetime. The Company is not responsible for the validity of any assignment. No assignment will be recognized until the Company receives written notice thereof. The interest of any Beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum, notwithstanding any settlement agreement in effect at the time assignment was executed. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of written notice.

Annuity Data

The Company will not be liable for obligations which depend on receiving information from a Payee until such information is received in a form satisfactory to the Company.

Annual Report

Once each Contract Year, the Company will send the Contract Owner an annual report of the current Accumulated Value allocated to each Subaccount; and any Premium Payments, charges, exchanges or withdrawals during the year. This report will also give the Contract Owner any other information required by law or regulation. The Contract Owner may ask for a report like this at any time.

Incontestability

This Contract is incontestable from the Contract Date, subject to the “Misstatement of Age or Sex” or “Misstatement of Age” provision.

Ownership

The Owner of the Contract on the Contract Date is the Annuitant, unless otherwise specified in the Application. The Owner may specify a new Owner by written notice at any time thereafter. The term Owner also includes any person named as a Joint Owner. A Joint Owner shares ownership in all respects with the Owner. During the Annuitant’s lifetime all rights and privileges under this Contract may be exercised solely by the Owner. Upon the death of the Owner(s), Ownership is retained by the surviving Joint Owner or passes to the Owner’s Designated Beneficiary, if one has been designated by the Owner. If no Owner’s Designated Beneficiary is designated or if no Owner’s Designated Beneficiary is living, the Owner’s Designated Beneficiary is the Owner’s estate. From time to time the Company may require proof that the Owner is still living.

DISTRIBUTION OF THE CONTRACT

The Vanguard Variable Annuity is no longer available for purchase by new Contract Owners.

PERFORMANCE INFORMATION

Performance information for the Subaccounts, including the yield and effective yield of the Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in reports or promotional literature to current or prospective Contract Owners.

Subaccount Inception Dates

Where applicable, the following Subaccount inception dates are used in the calculation of performance figures: April 29, 1991 for the Equity Index Subaccount and the Total Bond Market Index Subaccount; May 2, 1991 for the Money Market Subaccount; May 23, 1991 for the Balanced Subaccount; June 7, 1993 for the Equity Income Subaccount and the Growth Subaccount; June 3, 1994 for the International Subaccount; June 3, 1996 for the High Yield Bond Subaccount and the Small Company Growth Subaccount; February 8, 1999 for the Diversified Value Subaccount and the Short-Term Investment-Grade Subaccount; February 9, 1999 for the Mid-Cap Index Subaccount and the REIT Index Subaccount; May 1, 2003 for the Total Stock Market Index Subaccount and the Capital Growth Subaccount; October 19, 2011 for the Conservative Allocation Subaccount and the Moderate Allocation Subaccount, and September 7, 2017 for the Global Bond Index Subaccount and Total International Stock Market Index Subaccount..

The underlying series of Vanguard Variable Insurance Fund in which the Mid-Cap Index Subaccount and the Real Estate Index Subaccount commenced investment operations on February 8, 1999 (and sold shares to these subaccounts on that day), but they held all of their assets in money market instruments until February 9, 1999, when performance measurement begins.

Money Market Subaccount Yields

Current yield for the Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the “base-period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return +1)365/7] -1

The yield of the Money Market Subaccount for the 7-day period ended December 31, 2020 was 0.01%.

30-Day Yield for Non-Money Market Subaccounts

Quotations of yield for the remaining Subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

YIELD = 2[(a - b + 1)6 -1]

    c x d

Where:

[a]    equals the net investment income earned during the period by the Series attributable to shares owned by a Subaccount

[b]    equals the expenses accrued for the period (net of reimbursements)

[c]    equals the average daily number of Units outstanding during the period

[d]    equals the maximum offering price per Accumulation Unit on the last day of the period

Yield on the Subaccount is earned from the increase in net asset value of shares of the Series in which the Subaccount invests and from dividends declared and paid by the Series, which are automatically reinvested in shares of the Series.

The yield of each Subaccount for the 30-day period ended December 31, 2020, is set forth below. Yields are calculated daily for each Subaccount. Premiums and discounts on asset-backed securities are not amortized.

Money Market Subaccount	-0.26%
Short-Term Investment-Grade Subaccount	0.57%
Total Bond Market Index Subaccount	0.78%
Global Bond Index Subaccount	1.72%
High Yield Bond Subaccount	2.97%
Conservative Allocation Subaccount	1.64%
Moderate Allocation Subaccount	1.60%
Balanced Subaccount	1.16%
Equity Income Subaccount	2.28%
Diversified Value Subaccount	1.27%
Total Stock Market Index Subaccount	1.20%
Equity Index Subaccount	1.18%
Mid-Cap Index Subaccount	0.96%
Growth Subaccount	-0.30%
Capital Growth Subaccount	0.60%
Small Company Growth Subaccount	-0.10%
International Subaccount	0.00%
Total International Stock Market Index Subaccount	0.00%
Real Estate Index Subaccount	0.00%*

*This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year-end.

Standardized Average Annual Total Return

When advertising performance of the Subaccounts, the Company will show the “Standardized Average Annual Total Return,” calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads or sales charges, the Annual Contract Maintenance Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any. In calculating performance information, the Annual Contract Maintenance Fee is reflected as a percentage equal to the total amount of fees collected during a year divided by the total average net assets of the Portfolios during the same year. The fee is assumed to remain the same in each year of the applicable period. The fee is prorated to reflect only the remaining portion of the calendar year of purchase. Thereafter, the fee is deducted annually.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, three, five and 10 years (or, if less, up to the life of the Subaccount) and year-to-date, six months to date, month-to-date, and quarter-to-date, calculated pursuant to the formula:

P(1 + T)n = ERV

Where:

(1)	[P] equals a hypothetical Initial Premium Payment of $1,000

(2)	[T] equals an average annual total return

(3)	[n] equals the number of years

(4)	[ERV] equals the ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof)

ADDITIONAL PERFORMANCE MEASURES

Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return

The Company may show a Non-Standardized Cumulative Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show Non-Standardized Average Annual Total Return (i.e., the average annual change in Accumulation Unit Value) with respect to one or more periods. For one year and periods less than one year, the Non- Standardized Cumulative Total Return and the Non-Standardized Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the Non-Standardized Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see Fee Table in the Prospectus), the Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return also reflect these expenses. However, these percentages do not reflect the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Company. The assets are kept physically segregated and held separate and apart from the Company’s general account assets. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the Subaccounts.

CONFLICTS OF INTEREST WITH OTHER SEPARATE ACCOUNTS

The Portfolios may be made available to registered separate accounts offering variable annuity and variable life products of the Company or other insurance companies. Although the Company believes it is unlikely, a material conflict could arise between the interests of the Separate Account and one or more of the other participating separate accounts. In the event a material conflict does exist, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Fund if required by law, to resolve the matter.

STATE REGULATION OF THE COMPANY

The Company is a stock life insurance company organized under the laws of Iowa, and is subject to regulation by the Iowa Insurance Division. An annual statement in a prescribed form is filed with Iowa Insurance Division on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding calendar year. Periodically, the Iowa Insurance Division examines the financial condition of the Company, including the liabilities and reserves of the Separate Account.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail all Contract Owners at their last known address of record, at least semiannually, reports containing such information as may be required under that Act or by any other law or regulation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statutory-basis financial statements and supplementary information of Transamerica Life Insurance Company have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of each of the subaccounts of Separate Account VA DD included in Form N-VPFS dated April 21, 2021 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners as of December 31, 2020, including the Report of Independent Registered Public Accounting Firm are incorporated by reference to N-VPFS (811-06144) filed April 21, 2021.

The audited statutory-basis financial statements of the Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020, including the Report of Independent Registered Public Accounting Firm thereon, which are also included in this Statement of Additional Information, should be distinguished from the financial statements of subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

F I N A N C I A L   S T A T E M E N T S  –  S T A T U T O R Y   B A S I S

A N D   S U P P L E M E N T A R Y   I N F O R M A T I O N

Transamerica Life Insurance Company

Years Ended December 31, 2020, 2019 and 2018

Transamerica Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2020, 2019 and 2018

Notes to Financial Statements – Statutory Basis

Report of Independent Auditors

To the Board of Directors of

Transamerica Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Life Insurance Company (the “Company”), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, of changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2020, including the related notes and schedules of supplementary insurance information and reinsurance for each of the three years in the period ended December 31, 2020 and summary of investments - other than investments in related parties as of December 31, 2020 listed in the accompanying index (collectively referred to as the “financial statements”).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312)298-2000, F: (312)298 2001, www.pwc.com/us

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020 and 2019 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Emphasis of Matters

As discussed in Note 1 to the financial statements, the financial statements give retroactive effect to the mergers of Transamerica Premier Life Insurance Company and MLIC Re I, Inc. into the Company on October 1, 2020, and the merger of Pine Falls Re, Inc. into the Company on December 31, 2020, in transactions accounted for as statutory mergers. Our opinion is not modified with respect to these matters.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 14, 2021

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31

	2020	2019
Admitted assets
Cash, cash equivalents and short-term investments	$1,832	$2,442
Bonds	50,444	43,976
Preferred stocks	105	117
Common stocks	3,556	3,376
Mortgage loans on real estate	9,015	7,834
Real estate	56	239
Policy loans	2,037	2,062
Securities lending reinvested collateral assets	2,115	2,004
Derivatives	2,973	1,743
Other invested assets	3,222	3,170
Total cash and invested assets	75,355	66,963

Accrued investment income	697	637
Premiums deferred and uncollected	240	438
Net deferred income tax asset	812	742
Variable annuity reserve hedge offset deferral	–	195
Letter of credit	–	1,870
Other assets	1,344	1,022
Separate account assets	121,820	112,229
Total admitted assets	$200,268	$184,096

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$50,966	$45,865
Policy and contract claim reserves	1,257	943
Liability for deposit-type contracts	946	948
Other policyholders’ funds	32	32
Transfers from separate accounts due or accrued	(823)	(925)
Funds held under reinsurance treaties	3,889	3,994
Asset valuation reserve	1,198	1,267
Interest maintenance reserve	1,389	1,356
Derivatives	3,493	1,933
Payable for collateral under securities loaned and other transactions	2,755	2,691
Borrowed money	3,486	2,709
Variable annuity reserve hedge offset deferral	145	–
Other liabilities	1,605	1,703
Separate account liabilities	121,820	112,229
Total liabilities	192,158	174,745
Total capital and surplus	8,110	9,351
Total liabilities and capital and surplus	$200,268	$184,096

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2020	2019	2018
Revenues
Premiums and other considerations	$16,723	$15,708	$14,597
Net investment income	3,361	2,765	2,744
Commissions and expense allowances on reinsurance ceded	661	470	785
Reserve adjustment on reinsurance ceded	(273)	(128)	(155)
Consideration received on reinsurance recapture and novations	2,958	15	183
Fee revenue and other income	2,096	2,150	2,338
Total revenue	25,526	20,980	20,492

Benefits and expenses
Death benefits	2,863	2,358	2,380
Annuity benefits	1,528	1,492	1,442
Accident and health benefits	1,120	1,112	1,124
Surrender benefits	15,352	16,301	15,853
Other benefits	234	230	224
Net increase (decrease) in reserves	4,985	(1,329)	991
Commissions	1,435	1,481	1,600
Net transfers to (from) separate accounts	(4,850)	(5,130)	(4,407)
IMR adjustment due to reinsurance	–	–	(13)
General insurance expenses and other	1,780	1,254	1,615
Total benefits and expenses	24,447	17,769	20,809
Gain (loss) from operations before dividends and federal income taxes	1,079	3,211	(317)
Dividends to policyholders	10	10	7
Gain (loss) from operations before federal income taxes	1,069	3,201	(324)
Federal income tax (benefit) expense	(109)	(39)	(36)
Net gain (loss) from operations	1,178	3,240	(288)
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	113	469	(786)
Net income (loss)	$1,291	$3,709	$(1,074)

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

Balance at January 1, 2018	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
As originally presented	$7	$1	$(58)	$150	$3,473	$90	$3,689	7,352
Merger of TPLIC, MLIC Re and PFRe	–	–	–	160	1,246	4	896	2,306
Balance at January 1, 2018	7	1	(58)	310	4,719	94	4,585	9,658
Net income (loss)	–	–	–	–	–	–	(1,074)	(1,074)
Change in net unrealized capital gains/losses, net of taxes	–	–	–	–	–	145	1,182	1,327
Change in net deferred income tax asset	–	–	–	–	–	–	168	168
Change in nonadmitted assets	–	–	–	–	–	–	63	63
Change in reserve on account of change in valuation basis	–	–	–	–	–	–	(7)	(7)
Change in asset valuation reserve	–	–	–	–	–	–	(12)	(12)
Change in surplus as a result of reinsurance	–	–	–	–	–	–	33	33
Change in letter of credit	–	–	–	–	–	–	(82)	(82)
Dividends to stockholders	–	–	–	–	–	–	(624)	(624)
Return of capital	–	–	–	–	(559)	–	–	(559)
Other changes - net	–	(1)	–	–	3	(7)	(1)	(6)
Balance at December 31, 2018	$7	$–	$(58)	$310	$4,163	$232	$4,231	$8,885
Net income (loss)	–	–	–	–	–	–	3,709	3,709
Change in net unrealized capital gains/losses, net of taxes	–	–	–	–	–	(37)	(239)	(276)
Change in net deferred income tax asset	–	–	–	–	–	–	(160)	(160)
Change in nonadmitted assets	–	–	–	–	–	–	124	124
Change in reserve on account of change in valuation basis	–	–	–	–	–	–	(1,218)	(1,218)
Change in asset valuation reserve	–	–	–	–	–	–	(252)	(252)
Change in surplus as a result of reinsurance	–	–	–	–	–	–	(143)	(143)
Change in surplus notes	–	–	–	(250)	–	–	–	(250)
Change in treasury stock	–	–	58	–	–	–	–	58
Change in letter of credit	–	–	–	–	–	–	(160)	(160)
Dividends to stockholders	–	–	–	–	–	–	(733)	(733)
Return of capital	–	–	–	–	(308)	–	–	(308)
Other changes - net	–	–	–	–	2	2	71	75
Balance at December 31, 2019	$7	$–	$–	$60	$3,857	$197	$5,230	$9,351

Continued on next page.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2019	$7	$–	$–	$60	$3,857	$197	$5,230	$9,351
Net income (loss)	–	–	–	–	–	–	1,291	1,291
Change in net unrealized capital gains/losses, net of tax	–	–	–	–	–	(342)	216	(126)
Change in net deferred income tax asset	–	–	–	–	–	–	(126)	(126)
Change in nonadmitted assets	–	–	–	–	–	–	201	201
Change in reserve on account of change in valuation basis	–	–	–	–	–	–	14	14
Change in asset valuation reserve	–	–	–	–	–	–	69	69
Change in surplus as a result of reinsurance	–	–	–	–	–	–	(51)	(51)
Change in surplus notes	–	–	–	(60)	–	–	–	(60)
Change in letter of credit	–	–	–	–	–	–	(1,870)	(1,870)
Capital contribution	–	–	–	–	700	–	–	700
Dividends to stockholders	–	–	–	–	–	–	(1,200)	(1,200)
Other changes - net	–	–	–	–	5	–	(88)	(83)
Balance at December 31, 2020	$7	$–	$–	$–	$4,562	$(145)	$3,686	$8,110

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31

	2020	2019	2018
Operating activities
Premiums and annuity considerations	$16,785	$15,551	$14,618
Net investment income	2,758	2,931	2,843
Other income	2,311	2,379	2,999
Benefit and loss related payments	(20,629)	(21,328)	(20,885)
Net transfers from separate accounts	4,958	5,282	4,688
Commissions and operating expenses	(3,002)	(2,842)	(2,957)
Dividends paid to policyholders	(7)	(7)	(7)
Federal income taxes (paid) received	37	(166)	(64)
Net cash provided by (used in) operating activities	3,211	1,800	1,235

Investing activities
Proceeds from investments sold, matured or repaid	$12,107	$19,902	$13,389
Costs of investments acquired	(16,438)	(18,351)	(12,543)
Net change in policy loans	25	15	37
Net cost of investments acquired	(16,413)	(18,336)	(12,506)
Net cash provided by (used in) investing activities	$(4,306)	$1,566	$883

Financing and miscellaneous activities
Repayment of surplus notes	$(60)	$(250)	$–
Capital and paid in surplus received (returned)	705	(248)	(407)
Dividends to stockholders	(1,200)	(725)	(564)
Net deposits (withdrawals) on deposit-type contracts	(34)	(667)	(331)
Net change in borrowed money	783	(1,621)	(1,340)
Net change in funds held under reinsurance treaties	(105)	261	279
Net change in payable for collateral under securities lending and other transactions	65	(1,084)	49
Other cash (applied) provided	331	162	(20)
Net cash provided by (used in) financing and miscellaneous activities	485	(4,172)	(2,334)

Net increase (decrease) in cash, cash equivalents and short-term investments	(610)	(806)	(216)

Cash, cash equivalents and short-term investments:
Beginning of year	2,442	3,248	3,464
End of year	$1,832	$2,442	$3,248

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
Supplemental disclosures of cash flow information	2020	2019	2018

Non-cash activities during the year not included in the Statutory Statements of Cash Flows:
Transfer of bonds, mortgage loans and interest related to affiliated reinsurance recapture	$2,121	$–	$–
Release of funds withheld related to affiliated reinsurance recaptures	500	–	–
Increase of funds withheld related to affiliated reinsurance agreement	(76)	–	–
Receipt of assets related to nonaffiliated reinsurance recapture	310	–	–
Stock cancellations	–	58	–
Non-cash dividend received from subsidiary	–	11	30
Non-cash dividend to parent company	–	–	60
Investments received for insured securities losses	–	–	47
Other	–	(9)	12

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December  31, 2020

1. Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2020, the Company completed mergers with Transamerica Premier Life Insurance Company (TPLIC), an Iowa-domiciled affiliate and MLIC Re I, Inc. (MLIC Re), a Vermont-domiciled subsidiary. On December 31, 2020, the Company completed a merger with Pine Falls Re, Inc. (PFRe), a Vermont-domiciled subsidiary. Also, on July 1, 2019, the Company completed a merger with Transamerica Advisors Life Insurance Company (TALIC), an Arkansas-domiciled affiliate.

The mergers were accounted for in accordance with the Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as statutory mergers. As such, financial statements for periods prior to the mergers were combined and the recorded assets, liabilities and surplus of TPLIC, MLIC Re, PFRe and TALIC on a US statutory basis were carried forward to the merged company. The common capital stock of TPLIC, MLIC Re, PFRe and TALIC was deemed cancelled by operation of law under the Plans of Merger. Each share of the Company’s capital stock issued and outstanding immediately before the mergers continues to represent one share of the capital stock. The business the Company previously assumed from TPLIC and TALIC and the business previously ceded from the Company to TPLIC, MLIC Re and PFRe is no longer reflected as assumed and ceded risks in the restated merged financials.

Summarized financial information for the Company (which includes TALIC), TPLIC, MLIC Re and PFRe presented separately for periods prior to the merger is as follows.

	Year Ended December 31, 2019
	Company	TPLIC	MLIC Re	PFRe	Eliminations	Merged Totals

Total assets	$130,223	$52,517	$1,120	$1,507	$(1,271)	$184,096
Total liabilities	123,695	50,216	779	1,326	(1,271)	174,745
Capital and surplus	6,528	2,301	341	181	–	9,351
Total revenue	16,142	4,634	211	29	(36)	20,980
Total benefits and expenses	13,157	4,251	150	61	150	17,769
Net income (loss)	3,294	572	61	(32)	(186)	3,709

	Year Ended December 31, 2018
	Company	TPLIC	MLIC Re	PFRe	Eliminations	Merged Totals

Total revenue	$15,437	$4,873	$230	$29	$(77)	$20,492
Total benefits and expenses	16,204	4,233	183	71	118	20,809
Net income (loss)	(1,424)	536	47	(38)	(195)	(1,074)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Nature of Business

The Company sells individual life insurance, including index universal life, whole life, term life, and final expense life. It also sells a range of variable and fixed annuities. In addition, the Company offers supplemental health insurance, long-term care insurance, life insurance, group annuity contracts and stable value solutions. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division (IID), which practices differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of Iowa. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed.

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements which differs from NAIC SAP:

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

A reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	SSAP#	F/S Page	F/S Line	2020	2019	2018
Net income (loss), State of Iowa basis State prescribed practices that are an increase(decrease) from NAIC SAP:	XXX	XXX	XXX	$1,291	$3,709	$(1,074)
Separate account asset valuation	56	NA	NA	–	–	–

State permitted practices that are an increase(decrease) from NAIC SAP:
None				–	–	–
Net income (loss), NAIC SAP	XXX	XXX	XXX	$1,291	$3,709	$(1,074)

Statutory surplus, state of Iowa basis State prescribed practices that are an increase(decrease) from NAIC SAP:	XXX	XXX	XXX	$8,110	$9,351	$8,885
Separate account asset valuation	56	NA	NA	–	–	–

State permitted practices that are an increase(decrease) from NAIC SAP:
Letter of credit	4	Balance Sheet	Letter of credit	–	(1,870)	(2,030)
Hedge reserve offset deferral	86	Balance Sheet; Statement of Changes in Capital and Surplus	Variable annuity reserve hedge offset deferral Special surplus funds - Change in net unrealized capital gains/ losses	–	–	(232)
Statutory surplus, NAIC SAP	XXX	XXX	XXX	$8,110	$7,481	$6,623

The IID issued a no objection letter in the current year for the Company to present historical permitted practices that differ from that found in the NAIC SAP related to the admission of letters of credit as admitted assets and as an element of capital surplus. Prior to merging with the Company, MLIC Re and PFRe, with the explicit permission of the Deputy Commissioner of the Captive Insurance Division of the Vermont Department of Financial Regulation, included as admitted assets the value of letters of credit serving as collateral for reinsurance credit taken by affiliates in connection with reinsurance agreements. These historical permitted practices were included on a merged entity basis for periods prior to the effective date of the mergers. The letters of credit were for the benefit of the Company and TPLIC. The permitted practice terminated upon the merger of MLIC Re and PFRe into the Company and had no impact at December 31, 2020.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company elected early adoption of SSAP No. 108, Derivatives Hedging Variable Annuities Guarantees (SSAP 108) effective July 1, 2019. The early adoption allowed for transition from and release of a similar permitted practice in place with the IID since October 1, 2016 (the Permitted Practice). The Company received approval from the IID on September 4, 2019.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the statements of operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the statements of operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated preferred stocks in good standing (those with NAIC designations RP1 to RP3 and P1 to P3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated preferred stocks not in good standing (those with NAIC designations RP4 to RP6 and P4 to P6), are

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. The related net unrealized capital gains and losses for all NAIC designations are reported in changes in capital and surplus.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statements of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statements of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the statements of operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

In 2019, the NAIC revised the AVR Factors (basic contribution, reserve objective and maximum reserve) to be consistent with the risk-based capital (RBC) after-tax factors, which were amended in 2018 as a result of federal tax reform. The AVR factor changes are effective for year-end 2019. As of December 31, 2019, the factor changes decreased capital and surplus by $183. The changes were recorded to the Change in Asset Valuation Reserve line of the Statements of Changes in Capital and Surplus.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86 - Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions. A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Bond forwards are used to hedge the interest rate risk that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheets and fair value adjustments are recorded as capital and surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company uses zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the balance sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheets (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s balance sheets. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the balance sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the balance sheets.

Offsetting of Assets and Liabilities

Financial assets and liabilities are offset in the balance sheets when the Company has a legally enforceable right to offset and has the intention to settle the asset and liability on a net basis.

Other Assets and Other Liabilities

Other assets consist primarily of cash surrender value of company owned life insurance, reinsurance receivable, general insurance accounts receivable and current federal income tax recoverable.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses, reinsurance payable, payable for securities, and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

The majority of separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Certain other non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of the contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Non-indexed guaranteed separate account assets and liabilities are carried at fair value. These guarantees are included in the general account due to the nature of the guaranteed return.

Assets held in trust for purchases of variable life, variable universal life, variable annuity, and modified guaranteed annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the statements of operations as a component of net transfers from separate accounts.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is included as a factor in the health contract premium deficiency calculation.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums,

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

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benefits or changes in reserves in the statements of operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Surplus Notes

Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3. Accounting Changes and Correction of Error

The Company’s policy is to disclose as recent accounting pronouncements the adopted accounting guidance with a current year effective date that has been classified by the NAIC as a substantive change, as well as items classified as nonsubstantive changes that have had a material impact on the financial position or results of operations of the Company.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Recent Accounting Pronouncements

Effective June 30, 2020, the NAIC adopted revisions to SSAP No. 105, Working Capital Finance Investments, and the corresponding Issue Paper No. 163, Working Capital Finance Investments. The revisions provided substantive updates to the Working Capital Finance Investments (WCFI) Program requirements in SSAP No. 105. The adoption of this guidance did not impact the financial position or results of operations of the Company as the Company does not invest in WCFI.

Effective January 1, 2020, the NAIC adopted revisions to SSAP No. 22, Leases, and the corresponding Issue Paper No. 161, Leases, to incorporate various concepts from U.S. GAAP guidance in Accounting Standards Update (ASU) 2016-02, Leases, into statutory accounting. The revised guidance retains the operating lease concept for statutory accounting, clarifies the application of statutory accounting guidance for leases in certain areas (e.g., sale-leaseback transactions), and identifies the types of assets allowed for lease and sale-leaseback treatment. The adoption of this guidance did not impact the financial position or results of operations of the Company.

Change in Valuation Basis

As of December 31, 2019, the Company received IID approval on an approach for adoption of the NAIC 2020 VM-21 and related Risk Based Capital C3P2 changes documented in the VM- 21 2020 NAIC Valuation Manual: Requirements for Principle-Based Reserves for Variable Annuities. The Company elected to early adopt the VM-21 requirements for variable annuities effective December 31, 2019. The approved transition approach did not result in an adjustment to the Company’s historical statutory reporting or existing balances at the time of transition. The Company reported the increase to the VM-21 reserve of $1,218 as of December 31, 2019. As of the date of transition, the Company was fully compliant with the provisions of VM-21 and remains compliant as of December 31, 2020.

Correction of Error

During 2020, management identified and corrected an error in the Company’s prior year statutory Actuarial Guideline (AG) 38 8C cash flow testing reserves. The error resulted in an understatement of aggregate reserves for life contracts of $116 net of tax at December 31, 2019 which was reflected in Other changes - net in the Statement of Changes in Capital and Surplus.

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the balance sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheets date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Deposit–Type Contracts: The carrying amounts of deposit–type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

Fair values for the Company’s insurance contracts other than investment–type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2020 and 2019, respectively:

	December 31, 2020
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short–term investments, other than affiliates	$1,522	$1,522	$1,030	$492	$–	$–	$–
Short–term notes receivable from affiliates	149	149	–	149	–	–	–
Bonds	60,092	50,444	10,161	49,535	396	–	–
Preferred stocks, other than affiliates	109	105	–	109	–	–	–
Common stocks, other than affiliates	180	180	20	–	160	–	–
Mortgage loans on real estate	9,792	9,015	–	–	9,792	–	–
Other invested assets	555	474	–	534	21	–	–
Derivative assets:
Options	278	278	–	278	–	–	–
Interest rate swaps	2,544	2,531	–	2,544	–	–	–
Currency swaps	21	8	–	21	–	–	–
Credit default swaps	67	49	–	67	–	–	–
Equity swaps	88	88	–	88	–	–	–
Interest rate futures	10	10	10	–	–	–	–
Equity futures	9	9	9	–	–	–	–
Derivative assets total	3,017	2,973	19	2,998	–	–	–
Policy loans	2,037	2,037	–	2,037	–	–	–
Securities lending reinvested collateral	1,893	1,893	–	1,893	–	–	–
Separate account assets	119,784	119,677	112,719	7,065	–	–	–

Liabilities
Investment contract liabilities	17,556	15,294	–	257	17,299	–	–
Derivative liabilities:
Options	165	165	–	165	–	–	–
Interest rate swaps	2,853	2,806	–	2,853	–	–	–
Currency swaps	30	31	–	30	–	–	–
Credit default swaps	–	14	–	–	–	–	–
Equity swaps	472	472	–	472	–	–	–
Interest rate futures	1	1	1	–	–	–	–
Equity futures	4	4	4	–	–	–	–
Derivative liabilities total	3,525	3,493	5	3,520	–	–	–
Dollar repurchase agreements	967	967	–	967	–	–	–
Payable for securities lending	2,115	2,115	–	2,115	–	–	–
Payable for derivative cash collateral	640	640	–	640	–	–	–
Separate account liabilities	109,407	109,407	1	109,354	52	–	–

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2019
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short–term investments, other than affiliates	$1,949	$1,949	$1,504	$445	$–	$–	$–
Short–term notes receivable from affiliates	343	343	–	343	–	–	–
Bonds	49,377	43,976	7,355	41,373	649	–	–
Preferred stocks, other than affiliates	114	117	–	111	3	–	–
Common stocks, other than affiliates	140	140	12	–	128	–	–
Mortgage loans on real estate	8,259	7,834	–	–	8,259	–	–
Other invested assets	461	398	–	441	20	–	–
Derivative assets:
Options	312	312	–	312	–	–	–
Interest rate swaps	1,375	1,372	–	1,375	–	–	–
Currency swaps	22	12	–	22	–	–	–
Credit default swaps	79	45	–	79	–	–	–
Equity futures	3	3	3	–	–	–	–
Derivative assets total	1,791	1,744	3	1,788	–	–	–
Policy loans	2,062	2,062	–	2,062	–	–	–
Securities lending reinvested collateral	1,588	1,588	–	1,588	–	–	–
Separate account assets	110,612	110,546	104,750	5,857	5	–	–

Liabilities
Investment contract liabilities	18,960	13,396	–	264	18,696	–	–
Derivative liabilities:
Options	152	152	–	152	–	–	–
Interest rate swaps	1,204	1,501	–	1,204	–	–	–
Currency swaps	19	19	–	19	–	–	–
Credit default swaps	(7)	15	–	(7)	–	–	–
Equity swaps	216	216	–	216	–	–	–
Interest rate futures	23	23	23	–	–	–	–
Equity futures	7	7	7	–	–	–	–
Derivative liabilities total	1,614	1,933	30	1,584	–	–	–
Dollar repurchase agreements	704	704	–	704	–	–	–
Payable for securities lending	2,004	2,004	–	2,004	–	–	–
Payable for derivative cash collateral	687	687	–	687	–	–	–
Separate account liabilities	101,194	101,195	3	101,144	47	–	–

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2020 and 2019:

	2020
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets:
Bonds
Industrial and miscellaneous	$–	$41	$7	$–	$48

Total bonds	–	41	7	–	48

Preferred stock
Industrial and miscellaneous	–	6	–	–	6

Total preferred stock	–	6	–	–	6

Common stock
Mutual funds	6	–	–	–	6
Industrial and miscellaneous	14	–	160	–	174

Total common stock	20	–	160	–	180

Cash equivalents and short–term
Money market mutual funds	1,029	–	–	–	1,029

Total cash equivalents and short–term	1,029	–	–	–	1,029

Derivative assets	18	2,894	–	–	2,912
Separate account assets	112,606	6,393	–	–	118,999

Total assets	$113,673	$9,334	$167	$–	$123,174

Liabilities:
Derivative liabilities	$5	$3,184	$–	$–	3,189
Separate account liabilities	1	–	–	–	1

Total liabilities	$6	$3,184	$–	$–	$3,190

	2019
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets:
Bonds
Industrial and miscellaneous	$–	$16	$7	$–	$23

Total bonds	–	16	7	–	23

Preferred stock
Industrial and miscellaneous	–	–	3	–	3

Total preferred stock	–	–	3	–	3

Common stock
Mutual funds	5	–	–	–	5
Industrial and miscellaneous	7	–	128	–	135

Total common stock	12	–	128	–	140

Cash equivalents and short–term
Money market mutual funds	1,504	–	–	–	1,504

Total cash equivalents and short–term	1,504	–	–	–	1,504

Derivative assets	3	1,680	–	–	1,683
Separate account assets	104,614	5,273	4	–	109,891

Total assets	$106,133	$6,969	$142	$–	$113,244

Liabilities:
Derivative liabilities	$30	$1,650	$–	$–	$1,680
Separate account liabilities	3	–	–	–	3

Total liabilities	$33	$1,650	$–	$–	$1,683

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non–binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Preferred stock classified as Level 3 are internally valued using significant unobservable inputs.

Common stock classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2020 and 2019:

	Beginning Balance at January 1, 2020	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$7	$2	$–	$–	$(2)
Preferred stock	3	–	–	(17)	13
Common stock	128	–	2	(1)	16
Separate account assets	4	–	4	–	–

Total	$142	$2	$6	$(18)	$27

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2020

Bonds
Other	$–	$–	$–	$–	$7
Preferred stock	2	–	–	1	–
Common stock	21	8	10	–	160
Separate account assets	1	-	-	1	-

Total	$24	$8	$10	$2	$167

(a) Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations

(b) Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Beginning Balance at January 1, 2019	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$13	$–	$2	$–	$1
Preferred stock	10	–	–	–	(9)
Common stock	223	–	6	(6)	3
Separate account assets	4	1	1	–	(1)

Total	$250	$1	$9	$(6)	$(6)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2019

Bonds
Other	$–	$–	$–	$5	$7
Preferred stock	2	–	–	–	3
Common stock	6	8	100	–	128
Separate account assets	1	–	–	–	4

Total	$9	$8	$100	$5	$142

(a) Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations

(b) Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Nonrecurring fair value measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2020, the Company held no properties as held-for-sale, where fair value was less than its carrying value. As of December 31, 2020, the Company held four properties as held-for sale, where carrying amount of $10 was equal to fair value.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified as Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

5. Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2020

Bonds:
United States Government and agencies	$7,279	$2,349	$7	$9,621
State, municipal and other government	2,214	310	8	2,516
Hybrid securities	360	83	6	437
Industrial and miscellaneous	33,784	6,355	48	40,091
Mortgage and other asset-backed securities	6,807	679	59	7,427

Total unaffiliated bonds	50,444	9,776	128	60,092
Unaffiliated preferred stocks	105	11	7	109

	$50,549	$9,787	$135	$60,201

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$136	$44	$–	$180

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2019

Bonds:
United States Government and agencies	$5,882	$1,023	$1	$6,904
State, municipal and other government	1,877	161	25	2,013
Hybrid securities	412	60	4	468
Industrial and miscellaneous	29,448	3,737	86	33,099
Mortgage and other asset-backed securities	6,357	558	22	6,893

Total unaffiliated bonds	43,976	5,539	138	49,377
Unaffiliated preferred stocks	117	5	8	114

	$44,093	$5,544	$146	$49,491

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$117	$23	$–	$140

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The carrying amount and estimated fair value of bonds at December 31, 2020, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2020
December 31:	Carrying Value	Fair Value

Due in one year or less	$1,157	$1,176
Due after one year through five years	7,139	7,988
Due after five years through ten years	8,893	10,601
Due after ten years	26,448	32,900

	43,637	52,665
Mortgage and other asset-backed securities	6,807	7,427

	$50,444	$60,092

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2020 and 2019 is as follows:

	2020
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$–	$–	$248	$7
State, municipal and other government	39	6	89	2
Hybrid securities	20	5	10	1
Industrial and miscellaneous	160	15	836	33
Mortgage and other asset-backed securities	150	18	742	41

Total bonds	369	44	1,925	84

Preferred stocks-unaffiliated	22	6	16	1

	$391	$50	$1,941	$85

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2019
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$1	$–	$22	$1
State, municipal and other government	55	12	329	13
Hybrid securities	45	4	3	–
Industrial and miscellaneous	615	62	798	24
Mortgage and other asset-backed securities	286	16	884	6

Total bonds	1,002	94	2,036	44

Preferred stocks-unaffiliated	49	8	5	–
Common stocks-unaffiliated	–	–	1	–

	$1,051	$102	$2,042	$44

During 2020, 2019, and 2018, respectively, there were $0, $7 and $99, of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2020, 2019 and 2018 the Company recognized OTTI of $4, $6 and $10, respectively.

The following loan-backed and structured securities were held at December 31, 2020, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
36828QQK5	$1	$–	$1	$–	$–	3/31/2020
52108MDM2	4	3	1	4	4	3/31/2020
52108MDM2	3	1	2	1	3	9/30/2020

			$4

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2020 and 2019 is as follows:

	2020		2019
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$18	$61	$15	$19
The aggregate related fair value of securities with unrealized losses	150	765	286	901

At December 31, 2020 and 2019, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 116 and 306 securities with a carrying amount of $441 and $1,154, and an unrealized loss of $50 and $102. Of this portfolio, 50.1% and 66.1% were investment grade with associated unrealized losses of $17 and $30, respectively.

At December 31, 2020 and 2019, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 359 and 469 securities with a carrying amount of $2,026 and $2,085 and an unrealized loss of $85 and $44. Of this portfolio, 79.6% and 93.4% were investment grade with associated unrealized losses of $49 and $34, respectively.

At December 31, 2020 and 2019, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2020 and 2019, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 5 and 12 securities with a cost of $0 and $1 and no unrealized losses.

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2020
Bond, amortized cost	2	$13	$13
Loan-backed and structured securities, amortized cost	4	10	6

Total	6	$23	$19

December 31, 2019
Bond, amortized cost	3	$24	$24
Loan-backed and structured securities, amortized cost	4	10	10
Preferred stock, amortized cost	1	3	3

Total	8	$37	$37

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The tables below present the Company’s gross and net receivable for securities and borrowed money financial statement line items that were subject to offsetting:

December 31, 2020	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements

Assets:
Receivables for securities	$3	$–	$3

Liabilities:
Borrowed money	$967	$–	$967

December 31, 2019	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements

Assets:
Receivables for securities	$120	$101	$19

Liabilities:
Borrowed money	$550	$101	$449

During 2020 and 2019, the Company sold, redeemed or otherwise disposed of 108 and 250 securities as a result of a callable feature which generated investment income of $25 and $19 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2020	2019	2018

Proceeds	$8,747	$16,076	$9,500

Gross realized gains	$232	$159	$111
Gross realized losses	(37)	(56)	(379)

Net realized capital gains (losses)	$195	$103	$(268)

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2020, 2019 and 2018 of $161, $39 and $36, respectively.

At December 31, 2020 and 2019, the Company had no investments in restructured securities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2020 and 2019 were as follows:

December 31, 2020
	Farm	Commercial	Total

AAA - AA	$7	$4,612	$4,619
A	41	3,491	3,532
BBB	5	767	772
BB	9	82	91

	$62	$8,952	$9,014

December 31, 2019
	Farm	Commercial	Total

AAA - AA	$11	$4,373	$4,384
A	41	3,068	3,109
BBB	6	317	323
BB	9	4	13
B	–	4	4

	$67	$7,766	$7,833

The above tables exclude residential mortgage loans.

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2020, the Company issued mortgage loans with a maximum interest rate of 6.50% and a minimum interest rate of 2.92% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2020 at the time of origination was 79%. During 2019, the Company issued mortgage loans with a maximum interest rate of 5.57% and a minimum interest rate of 3.50% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2019 at the time of origination was 82%.

During 2020 and 2019, the Company did not reduce the interest rate on any outstanding mortgage loans.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2020 and 2019.

		Residential	Commercial
	Farm	All Other	All Other	Total

December 31, 2020
Recorded Investment (All)

Current	$62	$–	$8,846	$8,908
30-59 Days Past Due	–	1	–	1
180+ Days Past Due	–	–	106	106

Participant or Co-lender in
Mortgage Loan Agreement
Recorded Investment	$42	$–	$911	$953

		Residential	Commercial
	Farm	All Other	All Other	Total

December 31, 2019
Recorded Investment (All)

Current	$67	$–	$7,659	$7,726
30-59 Days Past Due	–	1	–	1
90-179 Days Past Due	–	–	4	4
180+ Days Past Due	–	–	103	103

Participant or Co-lender in
Mortgage Loan Agreement
Recorded Investment	$44	$–	$2,530	$2,574

At December 31, 2020 and 2019, respectively, multiple mortgage loans with a carrying value of $106 and $106 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans at December 31, 2020 and 2019. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2020 and 2019, there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2020 and 2019, the Company held no impaired loans with or without a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2020 and 2019, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. The average recorded investment in impaired loans during 2020 and 2019 was $3 and $0, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2020	2019	2018

Balance at beginning of period	$–	$–	$27
Additions, net charged to operations	1	–	–
Recoveries in amounts previously charged off	(1)	–	(27)

Balance at end of period	$–	$–	$–

As of December 31, 2020 and 2019, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2020, 2019 and 2018, respectively, the Company recognized $0, $0 and $1 of interest income on impaired loans. Interest income of $0, $0 and $1, respectively, was recognized on a cash basis for the years ended December 31, 2020, 2019 and 2018.

At December 31, 2020 and 2019, the Company held a mortgage loan loss reserve in the AVR of $116 and $105, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution				Property Type Distribution
	December 31			December 31
	2020	2019		2020	2019

Pacific	29%	25%	Apartment	48%	49%
South Atlantic	23	25	Office	17	13
Middle Atlantic	13	14	Retail	16	18
E. North Central	9	9	Industrial	14	15
W. South Central	9	8	Other	3	3
Mountain	7	7	Medical	1	1
W. North Central	6	8	Agricultural	1	1
E. South Central	3	3
New England	1	1

At December 31, 2020, 2019 and 2018, the Company had mortgage loans with a total net admitted asset value of $14, $21 and $23, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2020, 2019 and 2018 related to such restructurings. At

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2020 and 2019, there were no commitments to lend additional funds to debtors owing receivables.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $1, $5 and $26 were taken on real estate in 2020, 2019 and 2018, respectively, to write the book value down to the current fair value, and included in net realized capital gains (losses), within the Statements of Operations, for the year ended December 31, 2020.

As of December 31, 2020, there were eight properties classified as held for sale. As of December 31, 2019, there were five properties classified as held for sale. The Company is working with an external commercial real estate advisor firm to actively market the properties and negotiate with potential buyers. During 2020, one property classified as held for sale was disposed. During 2019, four properties classified as held for sale were disposed of resulting in a net realized gain of $26. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

On October 28, 2020, the Company sold the Transamerica Pyramid Property located in San Francisco, CA, resulting in a realized gain of $255. As part of the sale transaction, the Company issued mortgage loans supporting the property at commercial rates in the amount of $427. The Company also disposed of other properties during 2020 and 2019 resulting in net realized gains of $3 and $9, respectively. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

The carrying value of the Company’s real estate assets at December 31, 2020 and 2019 was as follows:

	2020	2019

Home office properties	$41	$46
Investment properties	–	187
Properties held for sale	15	6

	$56	$239

Accumulated depreciation on real estate at December 31, 2020 and 2019, was $24 and $106, respectively.

Other Invested Assets

The Company recorded impairments of $19, $5, and $3 throughout years 2020, 2019 and 2018, respectively. These impairments were primarily related to private equity funds. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Tax Credits

At December 31, 2020, the Company had ownership interests in sixty-four LIHTC investments with a carrying value of $141. The remaining years of unexpired tax credits ranged from one to thirteen, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2021 to 2029 is $30. Tax credits recognized in 2020 were $119, and other tax benefits recognized in 2020 were $9. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2019, the Company had ownership interests in sixty-seven LIHTC investments with a carrying value of $103. The remaining years of unexpired tax credits ranged from one to twelve, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2020 to 2029 is $93. Tax credits recognized during 2019 was $94 and other benefits recognized in 2019 were $4. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2020 and 2019:

		December 31, 2020

Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount*

Low-Income Housing Tax Credits	MA	$1	$5
Economic Redevelopment and Growth Tax Credits	NJ	6	37

Total		$7	$42

		December 31, 2019

Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount

Low-Income Housing Tax Credits	MA	$3	$6
Economic Redevelopment and Growth Tax Credits	NJ	5	40

Total		$8	$46

*The unused amount reflects credits that the Company deems will be realizable in the period 2020-2030.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Derivatives

Amounts disclosed in this Derivatives section do not include derivatives utilized in the hedging of variable annuity guarantees in accordance with SSAP 108. Please see the subsequent section “Derivatives Hedging Variable Annuity Guarantees” for results associated with those derivatives.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2020 and 2019 was as follows:

	2020	2019

Fair value - positive	$976	$866
Fair value - negative	(1,557)	(763)

At December 31, 2020, 2019 and 2018, the Company has recorded unrealized gains (losses) of ($334), ($266) and $861, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. The Company did not recognize any unrealized gains or losses during 2020, 2019 and 2018 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 23 years for forecasted hedge transactions. At December 31, 2020 and 2019, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2020 and 2019, the Company has accumulated deferred gains in the amount of $1 and $4, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2021.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Summary of realized gains (losses) by derivative type for the years ended December 31, 2020, 2019 and 2018:

	2020	2019	2018
Options:
Calls	$(805)	$(15)	$60
Puts	(299)	–	(27)
Collars	(62)	–	–
Total options	$(1,166)	$(15)	$33
Swaps:
Interest rate	$–	$95	$(300)
Credit	(6)	(3)	(17)
Total return	(851)	(621)	(210)
Total swaps	$(857)	$(529)	$(527)
Futures - net positions	480	752	(393)
Lehman settlements	–	–	1
Total realized gains (losses)	$(1,543)	$208	$(886)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2020 and 2019:

	Asset(1)		Liability(1)
	2020	2019	2020	2019
Derivative component of RSATs
Credit default swaps	$34	$75	$(6)	$(12)
Interest rate swaps	6	3	–	–

(1)	Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2020 and 2019:

	Asset(1)		Liability(1)
	2020	2019	2020	2019
Derivative component of RSATs
Credit default swaps	$67	$79	$(10)	$(14)
Interest rate swaps	6	4	–	–
Total	$73	$83	$(10)	$(14)

(1)	Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2020, 2019 and 2018:

	2020	2019	2018
Derivative component of RSATs
Credit default swaps	$(6)	$(3)	$(7)
Interest rate swaps	–	–	(9)
Total	$(6)	$(3)	$(16)

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2020 and 2019:

		2020
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1

Single name credit default swaps (3)		$15	$779	3.4
Credit default swaps referencing indices		–	44	32.6

Subtotal		15	823	5.0

BBB	2
Single name credit default swaps (3)		36	1,870	3.5
Credit default swaps referencing indices		24	1,741	2.9

Subtotal		60	3,611	3.2

BB	3
Single name credit default swaps (3)		3	113	1.9

Subtotal		3	113	1.9

B	4
Single name credit default swaps (3)		(1)	50	2.2

Subtotal		(1)	50	2.2

Total		$77	$4,597	3.5

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Rating Agency Designation of Referenced Credit Obligations (1)		2019
	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1

Single name credit default swaps (3)		$10	$714	1.8
Credit default swaps referencing indices		–	20	40.8

Subtotal		10	734	2.9

BBB	2
Single name credit default swaps (3)		51	2,342	1.9
Credit default swaps referencing indices		29	1,508	2.8

Subtotal		80	3,850	2.2

BB	3
Single name credit default swaps (3)		3	78	1.6

Subtotal		3	78	1.6

Total		$93	$4,662	2.3

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2020, there were not any potential future recoveries available to offset the $4,597 from the table above. At December 31, 2019, there were not any potential future recoveries available to offset the $4,662 from the table above.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2020 and 2019, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value

	2020	2019	2020	2019

Derivative assets:
Credit default swaps	$3,813	$3,303	$67	$79
Currency swaps	214	140	21	22
Equity futures	–	–	9	3
Equity swaps	969	209	88	–
Interest rate futures	–	–	10	–
Interest rate swaps	2,543	399	100	16
Options	9,449	21,197	278	312
Derivative liabilities:
Credit default swaps	1,218	1,734	–	(7)
Currency swaps	373	400	30	19
Equity futures	–	–	4	7
Equity swaps	8,158	4,902	472	216
Interest rate futures	–	–	1	1
Interest rate swaps	8,233	5,498	480	(58)
Options	(4,960)	(3,677)	165	152

*Futures are presented in contract format. Swaps and options are presented in notional format.

Derivatives Hedging Variable Annuity Guarantees

The hedged obligation consists of guaranteed benefits on variable annuity contracts and resembles a long dated put option where claim payment is made whenever account value is less than a guaranteed amount, adjusted for applicable fees. Changes in interest rates impact the present value of future product cash flows (discount rate) as well as the value of investments comprising the account value to be assessed against the guarantee. Under this VM-21 compliant clearly defined hedging strategy (CDHS), interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives such as treasury bond forwards, treasury futures, interest rate swaps, interest rate swaptions or treasury future options. Retroactive to January 1, 2020, the Company re-designated the portfolio of contracts giving rise to the hedged item. The re-designation will more acutely reflect alignment between hedge performance and reserve valuations pertaining to the hedged item on a forward-looking basis. Also retroactive to January 1, 2020, the Company elected to immediately amortize the full $195 SSAP No. 108 asset balance associated with the former designated portfolio through net realized capital gains (losses) within the Statements of Operations. Total return on the designated portfolio of derivatives remains highly effective in covering the interest rate risk of the hedged obligation. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP 108 and entails assessment of the total return on the designated portfolio of derivatives against changes in the fair value of the hedged obligation due to interest rate movements on a cumulative basis.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Scheduled amortization for SSAP 108 derivatives as of December 31, 2020 is as follows:

Amortization Year	Deferred Assets	Deferred Liabilities

2021	$(16)	$1
2022	(16)	1
2023	(16)	1
2024	(16)	1
2025	(16)	1
2026	(16)	1
2027	(16)	1
2028	(16)	1
2029	(16)	1
2030	(11)	1

Total	$(155)	$10

The following table is a reconciliation of the total deferred balance (net of tax) of SSAP 108 derivatives:

		Total Deferred Balance

1.	Balance at July 1, 2019	$190
2.	Amortization	19
3.	Deferred Recognition	(24)

4.	Balance at December 31, 2019 [1-(2+3)]	$195
5.	Amortization	191
6.	Deferred Recognition	149

7.	Balance at December 31, 2020 [4-(5+6)]	$(145)

The following tables provide information regarding SSAP 108 hedging instruments:

	2020	2019

Amortized cost	$1	$–
Fair value	(2)	74

December 31, 2020

	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*

Derivative performance	$–	$1,819	$(80)	$1,739

SSAP 108 Adjustments
Portion of the derivative performance attributed to natural offset	37	(1,417)	(170)	(1,550)
Deferred	(37)	(402)	250	(189)

*Totals shown are pre-tax

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2019

	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total

Derivative performance	$24	$495	$(373)	$146

SSAP 108 Adjustments
Portion of the derivative performance attributed to natural offset	–	(184)	14	(170)
Deferred	(24)	(311)	359	24

	Year Ended December 31
	2020	2019

Prior year fair value of hedged item	$(1,395)	$(2,294)
Current year fair value of hedged item	(3,021)	(2,574)

Change in fair value attributable to interest rates	$(1,626)	$(280)

Portion of the fair value change attributed to the hedged risk	$(1,626)	$(232)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2020 and 2019, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2020

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A)	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$2,115	$–	$–	$–	$2,115
Subject to repurchase agreements	200	–	–	–	200
Subject to dollar repurchase agreements	958	–	–	–	958
FHLB capital stock	111	–	–	–	111
On deposit with states	44	–	–	–	44
Pledged as collateral to FHLB (including assets backing funding agreements)	3,818	–	–	–	3,818
Pledged as collateral not captured in other categories	1,399	–	–	–	1,399
Other restricted assets	1,689	–	–	–	1,689

Total restricted assets	$10,334	$–	$–	$–	$10,334

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2019)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$2,004	$111	$–	$2,115	1.05%	1.06%
Subject to repurchase agreements	113	87	–	200	0.10%	0.10%
Subject to dollar repurchase agreements	805	153	–	958	0.48%	0.48%
FHLB capital stock	100	11	–	111	0.06%	0.06%
On deposit with states	48	(4)	–	44	0.02%	0.02%
Pledged as collateral to FHLB (including assets backing funding agreements)	3,089	729	–	3,818	1.90%	1.90%
Pledged as collateral not captured in other categories	986	413	–	1,399	0.70%	0.70%
Other restricted assets	1,582	107	–	1,689	0.84%	0.84%

Total restricted assets	$8,727	$1,607	$–	$10,334	5.15%	5.16%

The amounts reported as other restricted assets in the table above represent assets held in trust related to reinsurance.

The following tables show the pledged or restricted assets in other categories as of December 31, 2020 and 2019, respectively:

	Gross (Admitted & Nonadmitted) Restricted 2020

Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total

Derivatives	$1,376	$–	$–	$–	$1,376
Secured funding agreements	21	–	–	–	21
AMBAC	2	–	–	–	2

Total	$1,399	$–	$–	$–	$1,399

	Gross (Admitted & Nonadmitted) Restricted			Percentage

Description of Assets	Total From Prior Year (2019)	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Derivatives	$977	$399	$1,376	0.69%	0.69%
Secured funding agreements	6	15	21	0.01%	0.01%
AMBAC	2	–	2	0.00%	0.00%

Total	$985	$414	$1,399	0.70%	0.70%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2020 and 2019:

2020

Collateral Assets	Carrying Value	Fair Value	Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$1,574	$1,574	2.00%	2.01%
Securities lending collateral assets	2,115	2,115	2.68	2.70
Other	33	33	0.04	0.04

Total collateral assets	$3,722	$3,722	4.72%	4.75%

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$3,724	5.29%

2019
Collateral Assets	Carrying Value	Fair Value	Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$1,354	$1,354	1.87%	1.89%
Securities lending collateral assets	2,004	2,004	2.77	2.79
Other	36	36	0.05	0.05

Total collateral assets	$3,394	$3,394	4.69%	4.73%

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$3,397	5.44%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2020	2019	2018

Income:
Bonds	$2,025	$1,992	$2,066
Preferred stocks	9	8	10
Common stocks	57	235	164
Mortgage loans on real estate	378	346	309
Real estate	40	55	56
Policy loans	116	117	119
Cash, cash equivalents and short-term investments	24	80	53
Derivatives	606	42	59
Other invested assets	214	64	84

Gross investment income	3,469	2,939	2,920
Less: investment expenses	210	283	304

Net investment income before amortization of IMR	3,259	2,656	2,616
Amortization of IMR	102	109	128

Net investment income	$3,361	$2,765	$2,744

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized

	Year Ended December 31
	2020	2019	2018

Bonds	$53	$58	$(307)
Preferred stocks	(20)	2	2
Common stocks	(13)	25	(3)
Mortgage loans on real estate	(1)	–	(27)
Real estate	257	30	5
Cash, cash equivalents and short-term investments	(1)	–	–
Derivatives	249	519	(886)
Variable annuity reserve hedge offset	(192)	(160)	–
Other invested assets	43	95	137

Change in realized capital gains (losses), before taxes	375	569	(1,079)
Federal income tax effect	(128)	(52)	51
Transfer from (to) interest maintenance reserve	(134)	(48)	242

Net realized capital gains (losses) on investments	$113	$469	$(786)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized

	Year Ended December 31
	2020	2019	2018

Bonds	$53	$74	$43
Preferred stocks	9	(9)	(3)
Common stocks	22	5	1
Affiliated entities	182	467	187
Mortgage loans on real estate	–	–	27
Derivatives	(364)	(787)	1,088
Other invested assets	3	67	42

Change in unrealized capital gains (losses), before taxes	(95)	(183)	1,385
Taxes on unrealized capital gains (losses)	(31)	(93)	(58)

Change in unrealized capital gains (losses), net of tax	$(126)	$(276)	$1,327

6. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations, net of reinsurance, at December 31, 2020 and 2019 were as follows:

	2020		2019

	Gross	Net of Loading	Gross	Net of Loading

Life and annuity:
Ordinary first-year business	$1	$–	$9	$2
Ordinary renewal business	206	172	422	370
Group life direct business	23	13	24	14

	$230	$185	$455	$386

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

7. Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2020 and 2019 were as follows:

	Year Ended December 31
	2020	2019

Life insurance reserves	$25,805	$23,650
Annuity reserves and supplementary contracts with life contingencies	18,328	15,478
Accident and health reserves (including long term care)	6,833	6,737

Total policy reserves	$50,966	$45,865

Deposit-type contracts	946	948
Policy claims	1,257	943

Total policy reserves, deposit-type contracts and claim liabilities	$53,169	$47,756

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method or Actuarial Guideline XXXVIII. Effective July 1, 2017, term insurance issued follows Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. Effective July 1, 2017, for substandard term insurance policies, per VM-20 requirements, the substandard rating is applied to the reserve mortality. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As of December 31, 2020 and 2019, the Company had insurance in force aggregating $52,537 and $65,518, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the IID. The Company established policy reserves of $1,586 and $1,936 to cover these deficiencies as of December 31, 2020 and 2019, respectively.

Participating life insurance policies were issued by the Company in prior years which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2020 and 2019.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.00 to 11.75 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount.

Both the stochastic reserves and the standard projection are determined as the conditional tail expectation (CTE)-70 of the scenario reserves. To determine the CTE-70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and Society of Actuaries. The stochastic reserves uses prudent estimate assumptions based on Company experience, while the standard projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2020 and 2019, the Company had no premium deficiency reserve related to accident and health policies.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2020
2020	$–	$1,105	$410	$695
2019 and prior	2,009	(97)	612	1,300

	2,009	$1,008	$1,022	1,995

Active life reserve	$5,136			$5,342

Total accident and health reserves	$7,145			$7,337

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2019
2019	$–	$1,142	$468	$674
2018 and prior	1,996	(16)	645	1,335

	1,996	$1,126	$1,113	2,009

Active life reserve	$5,023			$5,136

Total accident and health reserves	$7,019			$7,145

The change in the Company’s unpaid claims reserve was ($97) and ($16) for the years ended December 31, 2020 and 2019, respectively, for health claims that were incurred prior to those balance sheets dates. The change in 2020 was due to significantly better than expected experience primarily due to reduced medical claims and accidental deaths. The change in 2019 was in normal range.

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year

Year ended December 31, 2020
2019	$–	$37	$22	$15
2018 and prior	44	(14)	2	28

	$44	$23	$24	$43

Year ended December 31, 2019
2018	$–	$33	$19	$14
2017 and prior	49	(15)	4	30

	$49	$18	$23	$44

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company decreased the claim adjustment expense provision for insured events of prior years during 2020.

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Included in the liability for deposit-type contracts at December 31, 2020 and 2019 are approximately $12 and $11, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31
	2020

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$466	$7	$–	$473	1%
At book value less surrender charge of 5% or more	1,411	–	–	1,411	2
At fair value	4	–	74,045	74,049	83

Total with adjustment or at fair value	1,881	7	74,045	75,933	86
At book value without adjustment (minimal or no charge or adjustment)	8,050	–	–	8,050	9
Not subject to discretionary withdrawal provision	3,943	–	497	4,440	5

Total individual annuity reserves	13,874	7	74,542	88,423	100%

Less reinsurance ceded	3,027	–	–	3,027

Net individual annuities reserves	$10,847	$7	$74,542	$85,396

	December 31
	2020

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$1,886	$23	$–	$1,909	4%
At book value less surrender charge of 5% or more	21	–	–	21	–
At fair value	–	–	34,723	34,723	82

Total with adjustment or at fair value	1,907	23	34,723	36,653	86
At book value without adjustment (minimal or no charge or adjustment)	4,066	–	–	4,066	9
Not subject to discretionary withdrawal provision	2,124	–	42	2,166	5

Total group annuities reserves	8,097	23	34,765	42,885	100%

Less reinsurance ceded	358	–	–	358

Net group annuities reserves	$7,739	$23	$34,765	$42,527

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2020

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$5	$–	$–	$5	1%

Total with adjustment or at fair value	5	–	–	5	1
At book value without adjustment (minimal or no charge or adjustment)	2	–	–	2	–
Not subject to discretionary withdrawal provision	691	52	18	761	99

Total deposit-type contracts	698	52	18	768	100%

Less reinsurance ceded	10	–	–	10

Net deposit-type contracts	$688	$52	$18	$758

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$17,423
Exhibit 5, Supp contracts with life contingencies section, total (net)	906
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	945

Subtotal	19,274
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	108,841
Exhibit 3, Supp contracts with life contingencies section, total	496
Other contract deposit funds	70

Subtotal	109,407

Combined total	$128,681

	December 31
	2019

		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
	General
Individual Annuities:	Account

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$549	$7	$–	$556	1%
At book value less surrender charge of 5% or more	910	–	–	910	1
At fair value	4	–	69,434	69,438	84

Total with adjustment or at fair value	1,463	7	69,434	70,904	86
At book value without adjustment (minimal or no charge or adjustment)	8,764	–	–	8,764	10
Not subject to discretionary withdrawal provision	2,820	–	399	3,219	4

Total individual annuity reserves	13,047	7	69,833	82,887	100%

Less reinsurance ceded	3,043	–	–	3,043

Net individual annuity reserves	$10,004	$7	$69,833	$79,844

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2019

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$1,108	$27	$–	$1,135	3%
At book value less surrender charge of 5% or more	–	–	–	–	–
At fair value	–	–	31,245	31,245	83

Total with adjustment or at fair value	1,108	27	31,245	32,380	86
At book value without adjustment (minimal or no charge or adjustment)	2,794	–	–	2,794	8
Not subject to discretionary withdrawal provision	2,219	–	38	2,257	6

Total group annuity reserves	6,121	27	31,283	37,431	100%

Less reinsurance ceded	377	–	–	377

Net group annuity reserves	$5,744	$27	$31,283	$37,054

	December 31
	2019

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$5	$–	$–	$5	1%

Total with adjustment or at fair value	5	–	–	5	1
At book value without adjustment (minimal or no charge or adjustment)	1	–	–	1	–
Not subject to discretionary withdrawal provision	697	49	12	758	99

Total deposit-type contracts	703	49	12	764	100%

Less reinsurance ceded	24	–	–	24

Net deposit-type contracts	$679	$49	$12	$740

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$14,604
Exhibit 5, Supp contracts with life contingencies section, total (net)	875
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	948

Subtotal	16,427
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	100,752
Exhibit 3, Supp contracts with life contingencies section, total	398
Other contract deposit funds	61

Subtotal	101,211

Combined total	$117,638

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31
	2020

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$254	$254	$389
Universal life	9,936	9,515	11,720
Universal life with secondary guarantees	5,153	5,043	10,712
Indexed universal life with secondary guarantees	4,663	3,067	4,301
Other permanent cash value life insurance	4,573	4,573	7,046
Variable universal life	661	644	1,529
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	–	–	8,349
Accidental death benefits	–	–	50
Disability- active lives	–	–	49
Disability- disabled lives	–	–	167
Miscellaneous reserves	–	–	1,921

Total (gross)	25,240	23,096	46,233
Reinsurance ceded	4,203	4,203	20,428

Total (net)	$21,037	$18,893	$25,805

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$665	$665	$665

Total (gross)	665	665	665

Total (net)	$665	$665	$665

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$8,292	$8,274	$9,689

Total (gross)	8,292	8,274	9,689

Total (net)	$8,292	$8,274	$9,689

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$24,725
Exhibit 5, Accidental death benefits section total (net)	23
Exhibit 5, Disability - active lives section, total (net)	23
Exhibit 5, Disability - disabled lives section, total (net)	146
Exhibit 5, Miscellaneous reserves section, total (net)	888

Subtotal	25,805
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	10,354

Subtotal	10,354

Combined total	$36,159

	December 31
	2019

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$174	$223	$377
Universal life	10,143	9,684	13,611
Universal life with secondary guarantees	3,586	3,499	10,028
Indexed universal life with secondary guarantees	3,964	2,536	3,628
Other permanent cash value life insurance	4,099	5,050	7,638
Variable universal life	647	634	1,560
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	–	–	8,445
Accidental death benefits	–	–	52
Disability- active lives	–	–	67
Disability- disabled lives	–	–	172
Miscellaneous reserves	–	–	2,889

Total (gross)	22,613	21,626	48,467
Reinsurance ceded	4,156	4,156	24,817

Total (net)	$18,457	$17,470	$23,650

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$653	$653	$653

Total (gross)	653	653	653

Total (net)	$653	$653	$653

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$7,408	$7,375	$8,705

Total (gross)	7,408	7,375	8,705

Total (net)	$7,408	$7,375	$8,705

Reconcililation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$21,934
Exhibit 5, Accidental death benefits section total (net)	24
Exhibit 5, Disability - active lives section, total (net)	40
Exhibit 5, Disability - disabled lives section, total (net)	154
Exhibit 5, Miscellaneous reserves section, total (net)	1,498

Subtotal	23,650
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	9,358

Subtotal	9,358

Combined total	$33,008

Separate Accounts

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2020, 2019 and 2018 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Accounts Separate	Total

Premiums, deposits and other considerations for the year ended December 31, 2020	$–	$1	$12	$9,402	$9,415

Reserves for separate accounts as of December 31, 2020 with assets at:
Fair value	$–	$80	$2	$119,013	$119,095
Amortized cost	–	665	–	–	665

Total as of December 31, 2020	$–	$745	$2	$119,013	$119,760

Reserves for separate accounts by withdrawal characteristics as of December 31, 2020:
With fair value adjustment	$–	$30	–	$–	$30
At fair value	–	–	–	118,457	118,457
At book value without fair value adjustment and with current surrender charge of less than 5%	–	665	–	–	665

Subtotal	–	695	–	118,457	119,152
Not subject to discretionary withdrawal	–	50	2	556	608

Total separate account reserve liabilities at December 31, 2020	$–	$745	$2	$119,013	$119,760

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Accounts Separate	Total

Premiums, deposits and other considerations for the year ended December 31, 2019	$–	$–	$12	$9,623	$9,635

Reserves for separate accounts as of December 31, 2019 with assets at:
Fair value	$–	$65	$18	$109,833	$109,916
Amortized cost	–	653	–	–	653

Total as of December 31, 2019	$–	$718	$18	$109,833	$110,569

Reserves for separate accounts by withdrawal characteristics as of December 31, 2019:
With fair value adjustment	$–	$35	$–	$–	$35
At fair value	–	–	–	109,384	109,384
At book value without fair value adjustment and with current surrender charge of less than 5%	–	653	–	–	653

Subtotal	–	688	–	109,384	110,072
Not subject to discretionary withdrawal	–	30	18	449	497

Total separate account reserve liabilities at December 31, 2019	$–	$718	$18	$109,833	$110,569

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Accounts Separate	Total

Premiums, deposits and other considerations for the year ended December 31, 2018	$–	$–	$12	$9,855	$9,867

Reserves for separate accounts as of December 31, 2018 with assets at:
Fair value	$–	$67	$15	$97,484	$97,566
Amortized cost	–	647	–	–	647

Total as of December 31, 2018	$–	$714	$15	$97,484	$98,213

Reserves for separate accounts by withdrawal characteristics as of December 31, 2018:
With fair value adjustment	$–	$43	$–	$–	$43
At fair value	–	–	–	97,125	97,125
At book value without fair value adjustment and with current surrender charge of less than 5%	–	647	–	–	647

Subtotal	–	690	–	97,125	97,815
Not subject to discretionary withdrawal	–	24	15	359	398

Total separate account reserve liabilities at December 31, 2018	$–	$714	$15	$97,484	$98,213

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31

	2020	2019	2018

Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$9,484	$10,116	$10,219
Transfers from separate accounts	(14,305)	(15,216)	(14,591)

Net transfers from separate accounts	(4,821)	(5,100)	(4,372)
Miscellaneous reconciling adjustments	(29)	(30)	(35)

Net transfers as reported in the summary of operations of the life, accident and health annual statement	$(4,850)	$(5,130)	$(4,407)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2020 and 2019, the Company’s separate account statement included legally insulated assets of $121,803 and $112,206, respectively. The assets legally insulated from general account claims at December 31, 2020 and 2019 are attributed to the following products:

	2020	2019

Group annuities	$32,435	$29,613
Variable annuities	77,850	72,488
Fixed universal life	696	684
Variable universal life	9,257	8,034
Variable life	1,492	1,338
Modified separate accounts	50	27
Registered market value annuity product - SPL	12	13
WRL asset accumulator	11	9

Total separate account assets	$121,803	$112,206

At December 31, 2020 and 2019, the Company held separate account assets not legally insulated from the general account in the amount of $17 and $22, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $565, $552, $550, $538, and $517, to the general account in 2020, 2019, 2018, 2017, and 2016, respectively. During the years ended December 31, 2020, 2019, 2018, 2017, and 2016 the general account of the Company had paid $75, $75, $69, $70, and $119 respectively, toward separate account guarantees.

At December 31, 2020 and 2019, the Company reported guaranteed separate account assets at amortized cost in the amount of $678 and $653, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $786 and $719 at December 31, 2020 and 2019, respectively, which would have resulted in an unrealized gain of $107 and $66, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

8. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2020	2019	2018

Direct premiums	$19,191	$17,922	$17,428
Reinsurance assumed - non affiliates	1,248	1,279	1,337
Reinsurance assumed - affiliates	2	215	243
Reinsurance ceded - non affiliates	(2,612)	(2,540)	(3,120)
Reinsurance ceded - affiliates	(1,106)	(1,168)	(1,291)

Net premiums earned	$16,723	$15,708	$14,597

The Company received reinsurance recoveries in the amount of $4,316, $4,468 and $4,266, during 2020, 2019 and 2018, respectively. At December 31, 2020 and 2019, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $939 and $1,176. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2020 and 2019 of $36,764 and $46,752, respectively, of which $13,916 and $15,156 were ceded to affiliates.

During 2020, 2019 and 2018, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $274 ($179 after tax), $213 ($139 after tax) and $490 ($319 after tax), respectively.

On January 29, 2020, Senior Health Insurance Company of Pennsylvania (SHIP) was placed in rehabilitation by order of the Commonwealth Court of Pennsylvania. The Company worked with the Receiver on a proposal to recapture the business throughout 2020 and a proposal was approved on December 29, 2020. The agreement resulted in the Company recapturing all business previously ceded to SHIP and receiving $310 of assets held in trust while legal proceedings were underway. The assets in excess of the ultimate settlement of the liabilities will be returned to the receiver. The Company will also assume responsibility for administration of the business. No gain or loss was recognized as part of the recapture.

On June 30, 2020, the Company, Transamerica Pacific Re, Inc. (TPRe), and Transamerica Pacific Insurance Company (TPIC) entered into a novation agreement whereby the Company consented to TPIC’s assignment and transfer of its rights and obligations under the universal life coinsurance agreements to TPRe. The novation resulted in no gain or loss. Also on June 30, 2020, the Company recaptured certain universal life policy risks not associated with the secondary guarantee from TPRe for consideration of $2,124 equal to the statutory reserves recaptured resulting in no gain loss and amended and restated the universal life coinsurance agreements to cede only certain universal life secondary guarantee risks to TPRe.

Effective October 1, 2020, the Company recaptured several blocks of life insurance business from an affiliate, Ironwood Re Corp. The Company released funds withheld of $313 and recaptured policyholder reserves of $385 and claims reserves of $4. The transaction resulted in a pre-tax loss of $76 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

of this business to Ironwood in the amount of $125 with a corresponding charge to unassigned surplus.

Also effective October 1, 2020, an amendment was made to the military life reinsurance agreement with Ironwood Re Corp. to increase the cession percentage to 100%. As a result of this amendment, the Company ceded additional policyholder reserves of $201 and due premiums of $7 and provided net consideration of $76 which was retained as funds withheld by the Company. The transaction resulted in a pre-tax gain of $118 which was charged directly to unassigned surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective October 1, 2020, the Company recaptured term insurance business from Ironwood Re Corp. The Company received consideration of $206 in the form of released funds withheld and a cash payment, recaptured $445 of policy holder and claim reserves and $2 of due premiums. The transaction resulted in a pre-tax loss of $237 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to Ironwood in the amount of $106 with a corresponding charge to unassigned surplus.

Effective December 31, 2020, the Company ceded certain term insurance business to an unaffiliated entity. The Company paid cash consideration of $201, ceded $439 of reserves and $2 of due and deferred premium. The transaction resulted in a pre-tax gain of $236 which has been recorded directly to unassigned surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective January 1, 2019, the Company recaptured term insurance business of a reinsurance treaty with an affiliate, LIICA Re II, Inc. The universal life with secondary guarantees remained reinsured under the treaty. The Company received cash of $15, recaptured $68 in policyholder reserves, and net due, deferred and advance premiums of $2. The transaction resulted in a pre-tax loss of $51, which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to LIICA Re II in the amount of $14 with a corresponding charge to unassigned surplus.

Effective July 1, 2019, the Company recaptured indexed universal life and variable universal life insurance business from an affiliate, WFG Reinsurance Limited. The Company paid cash of $39, recaptured $2 in policyholder reserves, and policy loans of $1. The transaction resulted in a pre-tax loss of $40 which was partially offset by a commission expense allowance of $6 as unamortized amounts previously deferred to unassigned surplus related to the original inforce reinsurance transactions were released.

In January 2018, Scottish Re Group announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began oversight procedures of Scottish Re (U.S.), Inc. (SRUS), with whom the Company is a counterparty for some of its reinsurance activities. SRUS was ordered into receivership for the purposes of rehabilitation on March 6, 2019. On May 16, 2019, the IID suspended the certificate of authority for SRUS but later clarified that reserve credit

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

could be taken on reinsurance agreements entered into prior to the revocation date if a recovery analysis could be illustrated. Now, with the continued delays of the reorganization legal proceedings and with no reliable financial information being provided by the receiver or SRUS, the Company has determined it is unable to support a favorable recovery analysis. Therefore, the Company did not take statutory reserve credit and established a loss contingency allowance for doubtful recoveries of billed and unbilled claims in its December 31, 2020 financial statements. The impact was a $182 charge reported in the Statements of Operations.

Effective June 29, 2018, the Company and Wilton Re U. S. Holdings, Inc. (Wilton Re) entered into an agreement as to the “Final Net Settlement Statements and Other Matters” (NSS) associated with the reinsurance agreement between the two companies that was effective April 1, 2017. This agreement related to the reinsurance of the payout annuity and BOLI/COLI business to Wilton Re. As a result of the mutual concessions between the parties, Wilton Re will pay the Company $66. In addition, the Company released a reinsurance receivable in the amount of $12 related to the initial proposed final NSS that was used for closing. The net pretax impact to capital and surplus of these adjustments was $55.

Effective June 29, 2018, the Company and Wilton Re agreed to Amendment No. 1 to the Reinsurance Agreement dated June 28, 2017. This amendment converted risks that were ceded on a modified coinsurance basis to a coinsurance basis by reducing the amount of reinsurance ceded in the NSS and reducing the modco reserves ceded. At the close of the original transaction, the Company offset the reserve ceded related to a modified separate account contract. Within the amendment to the Master Transaction Agreement, the Company agrees to pay Wilton Re an amount in cash equal to $95, which will be offset in full against an equivalent balance of other amounts due and payable to the Company, such that no cash or other assets shall be required to be transferred by the Parties.

Effective July 1, 2018, the Company entered into a reinsurance agreement to cede an in force block of term insurance business to SCOR Global Life Americas. The Company paid consideration of $260, ceded $675 in policyholder reserves, $28 in claim reserves, $8 in due premium (net of commissions), and $13 in interest maintenance reserves liability. The transaction resulted in a pre-tax gain of $448 which will be identified separately on the insurer’s statutory financial statement as a surplus item. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective October 1, 2018, the Company recaptured credit insurance business from an affiliate, Ironwood Re Corp. The Company released $2 in funds withheld liability and recaptured $2 of policyholder reserves. The transaction resulted in a pre-tax loss of $1 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to Ironwood in the amount of $1 ($1 after-tax) with a corresponding charge to unassigned surplus.

Effective October 1, 2018, the Company recaptured insurance business from an affiliate, Harbor View Re Corp. The Company paid cash of $1, released a funds withheld liability of $10 and assumed $10 of policyholder reserves and net due premiums and commissions of $1. The transaction resulted in a pre-tax loss of $1 which has been included in the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Effective July 1, 2018, the Company recaptured term insurance business from an affiliate, Stonebridge Reinsurance Company. The Company received cash of $137, recaptured $680 in policyholder reserves, $29 in claim reserves, net due premiums and commissions of $12 and $11 in interest maintenance reserve liability. The transaction resulted in a pre-tax loss of $571 which was included in the Statements of Operations. In addition, as a result of this transaction, amounts previously deferred to surplus under SSAP No. 61R, were released resulting in an increase to earnings, net of tax, of $184.

9. Income Taxes

The net deferred income tax asset at December 31, 2020 and 2019 and the change from the prior year are comprised of the following components:

	December 31, 2020
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$1,923	$243	$2,166
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	1,923	243	2,166
Deferred Tax Assets Nonadmitted	226	–	226

Subtotal (Net Deferred Tax Assets)	1,697	243	1,940
Deferred Tax Liabilities	698	430	1,128

Net Admitted Deferred Tax Assets (Liabilities)	$999	$(187)	$812

	December 31, 2019
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$2,288	$133	$2,421
Statutory Valuation Allowance Adjustment	14	–	14

Adjusted Gross Deferred Tax Assets	2,274	133	2,407
Deferred Tax Assets Nonadmitted	427	–	427

Subtotal (Net Deferred Tax Assets)	1,847	133	1,980
Deferred Tax Liabilities	1,000	238	1,238

Net Admitted Deferred Tax Assets (Liabilities)	$847	$(105)	$742

		Change
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$(365)	$110	$(255)
Statutory Valuation Allowance Adjustment	(14)	–	(14)

Adjusted Gross Deferred Tax Assets	(351)	110	(241)
Deferred Tax Assets Nonadmitted	(201)	–	(201)

Subtotal (Net Deferred Tax Assets)	(150)	110	(40)
Deferred Tax Liabilities	(302)	192	(110)

Net Admitted Deferred Tax Assets (Liabilities)	$152	$(82)	$70

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2020	2019	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$824	$960	$(136)
Investments	227	403	(176)
Deferred acquisition costs	534	495	39
Policyholder dividends accrual	3	2	1
Fixed assets	–	7	(7)
Compensation and benefits accrual	34	20	14
Receivables - nonadmitted	32	32	–
Net operating loss carry-forward	–	44	(44)
Tax credit carry-forward	144	260	(116)
Contingent Experience Rate Refunds	32	1	31
Bad Debt Allowance	17	–	17
Litigation reserve	36	18	18
Other (including items <5% of total ordinary tax assets)	40	46	(6)

Subtotal	1,923	2,288	(365)

Statutory valuation allowance adjustment	–	14	(14)
Nonadmitted	226	427	(201)

Admitted ordinary deferred tax assets	1,697	1,847	(150)

Capital:
Investments	243	133	110

Subtotal	243	133	110
Statutory valuation allowance adjustment	–	–	–
Nonadmitted	–	–	–

Admitted capital deferred tax assets	243	133	110

Admitted deferred tax assets	$1,940	$1,980	$(40)

	Year Ended December 31
	2020	2019	Change

Deferred Tax Liabilities:
Ordinary
Investments	$467	$731	$(264)
Policyholder reserves	223	267	(44)
Other (including items <5% of total ordinary tax liabilities)	8	2	6

Subtotal	698	1,000	(302)
Capital
Investments	430	238	192

Subtotal	430	238	192

Deferred tax liabilities	1,128	1,238	(110)

Net admitted deferred tax assets (liabilities)	$812	$742	$70

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company’s tax reserve deductible temporary difference decreased by ($396). This change results in an offsetting $396 deductible taxable temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

At December 31, 2020, the Company released its valuation allowance against ordinary deferred tax assets of $14 related to Foreign Tax Credits. During the 2020 tax year, the Company fully utilized its foreign tax credit carryover resulting in no remaining carryover.

As discussed in Note 2, for the years ended December 31, 2020 and 2019, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

			December 31, 2020
			Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$–	$1	$1
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		754	57	811
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	754	57	811
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	1,095
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		943	185	1,128

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$1,697	$243	$1,940

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

			December 31, 2019
			Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$–	$11	$11
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		813	32	845
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	813	32	845
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	1,291
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		1,034	90	1,124

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$1,847	$133	$1,980

			Ordinary	Change Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$–	$(10)	$(10)
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		(59)	25	(34)
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	(59)	25	(34)
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(196)
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		(91)	95	4

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$(150)	$110	$(40)

	December 31
	2020	2019	Change

Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	735%	874%	-139%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 Above	$7,298	$8,610	$(1,312)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The impact of tax planning strategies at December 31, 2020 and 2019 was as follows:

	December 31, 2020
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	7%	0%	7%

	December 31, 2019
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	1%	0%	1%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2020	2019	Change

Current Income Tax

Federal	$(109)	$(39)	$(70)
Subtotal	(109)	(39)	(70)
Federal income tax on net capital gains	128	52	76

Federal and foreign income taxes incurred	$19	$13	$6

	Year Ended December 31
	2019	2018	Change

Current Income Tax

Federal	$(39)	$(36)	$(3)

Subtotal	(39)	(36)	(3)
Federal income tax on net capital gains	52	(51)	103

Federal and foreign income taxes incurred	$13	$(87)	$100

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2020	2019	2018

Current income taxes incurred	$19	$13	$(87)

Change in deferred income taxes (without tax on unrealized gains and losses)	126	160	(168)

Total income tax reported	$145	$173	$(255)

Income before taxes	$1,444	$3,770	$(1,402)
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$303	$792	$(294)

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$17	$21	$11
Dividends received deduction	(59)	(90)	(77)
Tax-exempt income	(3)	(11)	(4)
Nondeductible expenses	6	5	6
Pre-tax items reported net of tax	(35)	(53)	(23)
Tax credits	(40)	(43)	(61)
Prior period tax return adjustment	(11)	15	(10)
Change in statutory valuation allowance	(14)	14	(2)
Change in uncertain tax positions	–	–	4
Deferred tax change on other items in surplus	(20)	(478)	211
Other	1	1	(16)

Total income tax reported	$145	$173	$(255)

The Company’s federal income tax return is consolidated with other included affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2020.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The amounts, origination dates and expiration dates of operating loss and tax credit carryforwards available for tax purposes:

Description	Amounts	Origination Dates	Expiration Dates

General Business Credit	$4	12/31/2012	12/31/2032
General Business Credit	17	12/31/2013	12/31/2033
General Business Credit	25	12/31/2014	12/31/2034
General Business Credit	56	12/31/2015	12/31/2035
General Business Credit	7	12/31/2016	12/31/2036
General Business Credit	10	12/31/2017	12/31/2037
General Business Credit	7	12/31/2018	12/31/2038
General Business Credit	8	12/31/2019	12/31/2039
General Business Credit	12	12/31/2020	12/31/2040

General Business Credit Total	$146

The following is income tax expense for current year and preceding years that is available for recoupment in the event of future losses:

Total

2018	$–
2019	$–
2020	$1

The total amount of the unrecognized tax benefits that if recognized, would affect the effective income tax rate:

Unrecognized Tax Benefits

Balance at January 1, 2019	$21
Tax positions taken during prior period	–

Balance at December 31, 2019	$21
Tax positions taken during prior period	–

Balance at December 31, 2020	$21

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the balance sheets as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2018	$(3)	$–	$(3)
Interest expense (benefit)	4	–	4
Cash received (paid)	2	–	2

Balance at December 31, 2018	$3	$–	$3
Interest expense (benefit)	6	–	6

Balance at December 31, 2019	$9	$–	$9
Interest expense (benefit)	–	–	–
Penalties expense (benefit)	–	–	–
Cash received (paid)	–	–	–

Balance at December 31, 2020	$9	$–	$9

The Company has no federal income tax returns currently under examination. The Internal Revenue Service completed its examination for years 2009 through 2013 resulting in tax return adjustments for which an appeals conference was requested. Federal income tax returns filed in 2017 through 2019 remain open, subject to potential future examination. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

10. Capital and Surplus

The Company has authorized 1,000,000 common stock shares at $10 per share par value of which 676,190 shares were issued and outstanding at December 31, 2020.

The Company has 42,500 Series A preferred shares authorized, of which 0 shares were issued and outstanding at December 31, 2020. The Company repurchased its Series A preferred shares for $58,000 on December 26, 2006 and previously reported 42,500 shares of Series A preferred stock outstanding at $10 par, carried as treasury stock. It was determined that these shares were cancelled by operation of law as they were not stipulated by the Board of Directors to be treasury shares at the time they were repurchased. The cancellation and removal of the preferred stock had no impact to capital and surplus of the Company. The Company also has 250,000 Series B preferred non-voting shares authorized at $10 per share par value, of which 0 shares were issued and outstanding at December 31, 2020.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2021, without the prior approval of insurance regulatory authorities, is $1,178.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

On December 7, 2020, the Company paid an ordinary common stock dividend of $500 to CGC.

On May 13, 2020, TPLIC paid a dividend to its parent company, CGC, in the amount of $700. CGC then contributed this amount to the Company. The dividend and contribution included $77 in cash and $623 in securities. This transaction occurred prior to the merger of TPLIC and the Company. This transaction had no overall impact to capital and surplus of the merged Company.

On December 20, 2019, the Company paid extraordinary common stock dividends of $725 to CGC.

On June 21, 2019, the Company paid a return of capital of $250 to CGC.

On February 1, 2019, the Company paid an ordinary common stock dividend of $8 to CGC.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2020, the Company meets the minimum RBC requirements.

The Company’s surplus notes were held by CGC and Transamerica Corporation (TA Corp). These notes were due 20 years from the date of issuance at an interest rate of 6% and were subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes was to be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

On June 22, 2020, the Company repaid in full its $60 surplus note with CGC. On December 20, 2019, the Company repaid in full its $57 surplus note with TA Corp and made a partial repayment of $43 on its surplus note with CGC. On June 21, 2019, the Company repaid $150 on its surplus note with TA Corp. The Company received approval from IID for each of these transactions as well as prior to making quarterly interest payments.

11. Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2020 and 2019, respectively, securities with a fair value of $2,000 and $1,837 were on loan under securities lending agreements. At December 31, 2020 and 2019, the collateral

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $2,115 and $2,004 at December 31, 2020 and 2019, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value

	2020	2019

Open	$2,115	$2,004
Securities received	–	–

Total collateral received	$2,115	$2,004

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2020		2019

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$215	$215	$70	$70
30 days or less	656	656	551	551
31 to 60 days	429	429	819	819
61 to 90 days	219	219	200	200
91 to 120 days	393	393	195	195
121 to 180 days	203	203	169	169

Total	2,115	2,115	2,004	2,004
Securities received	–	–	–	–

Total collateral reinvested	$2,115	$2,115	$2,004	$2,004

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $2,116 (fair value of $2,115) that are currently tradable securities that could be sold and used to pay for the $2,115 in collateral calls that could come due under a worst-case scenario.

12. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code (IRC). Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

employees. The Company will match an amount up to three percent of the participant’s eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). Benefits expense of $14, $14 and $15 was allocated to the Company for the years ended December 31, 2020, 2019 and 2018 respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the IRC.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $27, $28 and $27 for the years ended December 31, 2020, 2019 and 2018, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $5, $6 and $6 for the years ended December 31, 2020, 2019 and 2018, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2020, 2019 and 2018 was insignificant.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. Effective August 1, 2020, the Company, and an affiliate, TFLIC, entered into a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the IID, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $703, $486 and $385 during 2020, 2019 and 2018, respectively. The amount paid as a result of being a party to these agreements was $698, $352 and $360 during 2020, 2019 and 2018, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $20, $5, and $6 for these services during 2020, 2019 and 2018, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $89, $97, and $99 for these services during 2020, 2019 and 2018, respectively.

The Company has an administration service agreement with TAM to provide administrative services to the Transamerica Series Trust. The Company received $149, $151 and $160 for these services during 2020, 2019 and 2018, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $43, $51 and $41 for the years ended December 31, 2020, 2019 and 2018, respectively.

Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate. During 2020, 2019 and 2018, the Company received (paid) net interest of $0, ($2) and ($1) from (to) affiliates, respectively. At December 31, 2020 and 2019, respectively, the Company reported net receivables (payables) from (to) affiliates of $191 and ($1). Terms of settlement require that these amounts are settled within 60 days.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2020, the Company had short-term intercompany notes receivable of $149 as follows. In accordance with SSAP No. 25, Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate

TA Corp	$5	August 3, 2021	0.10%
TA Corp	128	October 1, 2021	0.07%
TA Corp	10	November 24, 2021	0.09%
TA Corp	6	December 15, 2021	0.08%

At December 31, 2019, the Company had short-term intercompany notes receivable of $343.

Receivable from	Amount	Due By	Interest Rate

TA Corp	$78	September 4, 2020	2.04%
TA Corp	1	September 5, 2020	2.04%
TA Corp	43	September 19, 2020	2.04%
TA Corp	49	October 21, 2020	1.92%
TA Corp	9	December 18, 2020	1.61%
TA Corp	44	December 26, 2020	1.61%
TA Corp	25	December 29, 2020	1.61%
TA Corp	94	December 30, 2020	1.61%

On June 23, 2020, the Company provided $5 to TPRe in consideration for 5,000 shares of its stock becoming the sole shareholder of TPRe. The Company provided an additional capital contribution of $70 to TPRe on June 26, 2020.

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted
Carrying Value

Real Estate Alternatives Portfolio 2, LLC	$19
Real Estate Alternatives Portfolio 3, LLC	21
Real Estate Alternatives Portfolio 3A, Inc	6
Real Estate Alternatives Portfolio 4 HR, LLC	142
Real Estate Alternatives Portfolio 4 MR, LLC	9
Aegon Workforce Housing Fund 2, L.P.	218
Aegon Workforce Housing Fund 3, L.P.	18
Natural Resources Alternatives Portfolio I, LLC	280
Natural Resources Alternatives Portfolio II, LLC	16
Natural Resources Alternatives Portfolio 3, LLC	229
TA Private Equity Assets LLC	296
Zero Beta Fund, LLC	71

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

The following tables shows the disclosures for all SCA investments, except 8bi entities, and balance sheet value (admitted and nonadmitted) as of December 31, 2020 and 2019:

December 31, 2020
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8a Entities	XXX	$–	$–	$–

SSAP No. 97 8b(ii) Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$–	$–	$–
AEGON Financial Services Group, Inc.	100	–	–	–
Garnet Assurance Corporation	100	–	–	–
Garnet Assurance Corporation III	100	–	–	–
Intersecurities Insurance Agency, Inc.	100	–	–	–
Life Investors Alliance LLC	100	–	–	–
Real Estate Alternatives Portfolio 3A, Inc.	91	6	6	–
Transamerica Asset Management, Inc.	77	97	97	–
Transamerica Fund Services, Inc.	44	–	–	–

Total SSAP No. 97 8b(iii) Entities	XXX	$103	$103	$–

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	94%	$1,462	$1,462	$–

Total SSAP No. 97 8b(iv) Entities	XXX	$1,462	$1,462	$–

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1,565	$1,565	$–

Aggregate Total	XXX	$1,565	$1,565	$–

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2019
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8a Entities	XXX	$–	$–	$–

SSAP No. 97 8b(ii) Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–

SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	91%	$22	$22	$–
Garnet Assurance Corporation	100	–	–	–
Life Investors Alliance LLC	100	–	–	–
Asia Investment Holding Ltd.	100	–	–	–
AEGON Financial Services Group, Inc.	100	–	–	–
Garnet Assurance Corporation III	100	–	–	–
Intersecurities Insurance Agency, Inc.	100	–	–	–
Transamerica Asset Management, Inc.	77	90	90	–
Transamerica Fund Services, Inc.	44	–	–	–
World Financial Group Insurance Agency, Inc.	100	–	–	–
AEGON Direct Marketing Services, Inc.	73	–	–	–

Total SSAP No. 97 8b(iii) Entities	XXX	$112	$112	$–

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	94%	$1,261	$1,261	$–

Total SSAP No. 97 8b(iv) Entities	XXX	$1,261	$1,261	$–

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1,373	$1,373	$–

Aggregate Total	XXX	$1,373	$1,373	$–

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2020
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**

SSAP No. 97 8a Entities
None			$–

Total SSAP No. 97 8a Entities	—	—	$–	—	—	—

SSAP No. 97 8b(ii) Entities
None			$–

Total SSAP No. 97 8b(ii) Entities	—	—	$–	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$–	–	–	I
AEGON Financial Services Group, Inc.	S2	12/21/2020	–	Y	N	I
Garnet Assurance Corporation	NA		–	–	–	I
Garnet Assurance Corporation III	NA		–	–	–	I
Intersecurities Insurance Agency, Inc.	NA		–	–	–	I
Life Investors Alliance LLC	NA		–	–	–	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		21	–	–	I
Transamerica Asset Management, Inc.	S2	12/17/2020	91	Y	N	I
Transamerica Fund Services, Inc.	NA		–	–	–	I

Total SSAP No. 97 8b(iii) Entities	—	–	$112	—	–	—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	S2	2/18/2021	$941	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$941	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$1,053	—	—	—

Aggregate Total	—	—	$1,053	—	—	—

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2019
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**

SSAP No. 97 8a Entities
None			$–

Total SSAP No. 97 8a Entities	—	—	$–	—	—	—

SSAP No. 97 8b(ii) Entities
None			$–

Total SSAP No. 97 8b(ii) Entities	—	—	$–	—	—	—

SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	S2	10/31/2019	$35	Y	N	I
Garnet Assurance Corporation	NA		–	–	–	I
Life Investors Alliance LLC	NA		–	–	–	I
Asia Investment Holding Ltd.	NA		–	–	–	I
AEGON Financial Services Group, Inc.	NA		–	–	–	I
Garnet Assurance Corporation III	NA		–	–	–	I
Intersecurities Insurance Agency, Inc.	NA		–	–	–	I
Transamerica Asset Management, Inc.	S2	8/30/2019	67	Y	N	I
Transamerica Fund Services, Inc.	NA		–	–	–	I
World Financial Group Insurance Agency, Inc.	NA		–	–	–	I
AEGON Direct Marketing Services, Inc.	NA		–	–	–	I

Total SSAP No. 97 8b(iii) Entities	—	—	$102	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	S2	1/21/2020	$609	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$609	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$711	—	—	—

Aggregate Total	—	—	$711	—	—	—

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1)NAIC Valuation Amount is as of the Filing Date to the NAIC

The Company reports an investment in the following insurance SCAs for which the reported statutory equity reflects a departure from NAIC SAP. Each of the insurance SCAs listed in the table below reflects an admitted asset, equal to the value of the excess of loss reinsurance asset provided by an unaffiliated company, whereas this would not be an admitted asset recognized by SSAP No. 4, Assets and Non Admitted Assets.

LIICA Re II, Inc.	Excess of loss reinsurance asset
Transamerica Pacific Reinsurance, Inc. (TPRe)	Excess of loss reinsurance asset

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has two Limited Purpose Subsidiaries (LPS) with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TLIC Oakbrook Reinsurance, Inc. (TORI)	Credit linked note
TLIC Watertree Reinsurance, Inc. (TWRI)	Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment

SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*

LIICA Re II**	$–	$(2,216)	$–	$–
Transamerica Pacific Reinsurance, Inc.**	–	(1,177)	–	–
TLIC Oakbrook Reinsurance, Inc.	–	(3,493)	1,292	–
TLIC Watertree Reinsurance, Inc.	–	(908)	519	–

* Per AP&P Manual (without permitted or prescribed practices)

** The SCA is valued at zero in the Company’s financial statements

Had the above SCA entities not been permitted to recognize the excess of loss reinsurance assets or the credit linked note as admitted assets in the financial statements, the risk-based capital would have been below the mandatory control level which would have triggered a regulatory event.

Information regarding the Company’s affiliated reinsurance transactions is available in Note 8. Reinsurance.

Information regarding the Company’s affiliated guarantees is available in Note 15. Commitments and Contingencies.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

14. Managing General Agents

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. Information regarding these entities for the years ended December 31, 2020, 2019 and 2018, respectively, is:

					Total Direct Premiums Written /
					Produced By

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	2020	December 31, 2019	2018

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and income annuities	C, B, P, U	$247	$631	$784

Total					$247	$631	$784

C - Claims Payment

B - Binding Authority

P - Premium Collection

U - Underwriting

The premiums written in 2020, which represents less than 5% of surplus, declined due to the underlying business being closed to new sales in December 2019.

15. Commitments and Contingencies

At December 31, 2020 and 2019, the Company has mortgage loan commitments of $289 and $383, respectively.

The Company has contingent commitments of $893 and $1,190 as of December 31, 2020 and 2019, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $30 and $93, respectively.

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2020 and 2019 was $20 and $19, respectively.

Private placement commitments outstanding as of December 31, 2020 and 2019 were $115 and $155, respectively.

During 2019, the Company entered into an agreement with Aegon USA Realty Advisors, LLC to commit to purchase certain tax credit investments up to a maximum of $100,000. Under the terms of the agreement, the Company provides certain commitments to purchase tax credit investments that are part of tax credit funds in the event certain conditions are met. The Company did not acquire any tax credit investments during 2020 under this agreement. As of December 31, 2020, the commit to purchase amount is $23.

The Company sold $0 and $101 of “to-be-announced” (TBA) securities as of December 31, 2020 and 2019, respectively. The December 31, 2019 receivable related to these TBAs was reclassed accordingly.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2020 and 2019, respectively, was $295 and $81.

At December 31, 2020 and 2019, securities in the amount of $61 and $47, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s balance sheets as the Company does not have the ability to sell or repledge the collateral.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. No payments are required as of December 31, 2020. The current assessment of risk of making payments under these guarantees is remote.

As of January 20, 2020, the Company has been discharged of its guarantee to the Monetary Authority of Singapore (MAS) to provide adequate funds to make up for any liquidity shortfall in its wholly-owned foreign life insurance subsidiary, TLB (Singapore Branch), and ensure that TLB was able to continue to meet, pay and settle all present and future obligations. The Company was not required to provide funds prior to the discharge of the guarantee on January 20, 2020 because TLB maintained adequate liquidity to settle its obligations.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of December 31, 2020, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of Standard & Poor’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. The Company can terminate this agreement upon thirty days written

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

notice, but not until TLB attains a rating from Standard & Poor’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than the Company’s then current rating or AA, whichever is lower. As of December 31, 2020, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these two guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R.

The Company has provided a guarantee to TLB’s (Singapore Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2020 and 2019, TLB holds related statutory-basis policy and claim reserves of $2,315 and $2,335, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2020, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company has provided a guarantee to TLB’s (Hong Kong Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2020 and 2019, TLB policies covered by this guarantee would have resulted in US statutory policy and claim reserves of $3,533 and $3,585, respectively, which would represent a fair measure of the maximum potential amount of future payments the Company under this guarantee based on the US statutory reserve requirements. TLB is a subsidiary of the Company and TLB has invested assets supporting these policies which mitigates this risk. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2020, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary. Management monitors TLB’s financial condition, and there are no indications that TLB will become insolvent. As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.

The Company is a party to a fee agreement with TLB whereby the Company continues to provide the guarantees with respect to TLB described in the paragraphs above. The Company received $1 and $1 under this agreement in 2020 and 2019, respectively.

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The direct statutory reserve established at December 31, 2020 and 2019 for the total payout block is $5,124 and $5,279, respectively. As this reserve is already recorded on the balance sheets of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2020 and 2019:

	December 31

	2020	2019

Aggregate maximum potential of future payments of all guarantees (undiscounted)	$5,848	$5,920

Current liability recognized in financial statements:
Noncontingent liabilities	–	–

Contingent liabilities	–	–

Ultimate financial statement impact if action required:
Incurred claims	5,848	5,920
Other	–	–

Total impact if action required	$5,848	$5,920

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for asset and liability management and spread lending purposes. The Company has determined the actual/estimated long-term maximum borrowing capacity as $5,793. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

At December 31, 2020 and 2019, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2020	2019

Membership Stock:
Class A	$–	$–
Class B	10	20
Activity Stock	101	80
Excess Stock	–	–

Total	$111	$100

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2020 and 2019, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2020
Membership Stock
Class A	$–	$–	$–	$–
Class B	–	–	–	10

Total	$–	$–	$–	$10

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2019
Membership Stock
Class A	$–	$–	$–	$–
Class B	–	–	–	20

Total	$–	$–	$–	$20

At December 31, 2020 and 2019, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value

December 31, 2020
Total Collateral Pledged	$4,215	$3,818
Maximum Collateral Pledged	4,258	3,860

	Fair Value	Carry Value

December 31, 2019
Total Collateral Pledged	$3,263	$3,089
Maximum Collateral Pledged	5,818	5,813

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2020 and 2019, the borrowings from the FHLB were as follows:

	December 31, 2020		December 31, 2019

		Funding		Funding
		Agreements		Agreements
	General	Reserves	General	Reserves
	Account	Established	Account	Established

Debt[1]	$2,515	$–	$1,995	$–
Funding agreements[2]	–	–	–	–
Other	–	–	–	–

Total	$2,515	$–	$1,995	$–

1 The maximum amount of borrowing during 2020 was $2,515

2 The maximum amount of borrowing during 2020 was $0

As of December 31, 2020, the weighted average interest rate on FHLB advances was 0.443% with a weighted average term of 2.3 years. As of December 31, 2019, the weighted average interest rate on FHLB advances was 2.146% with a weighted average term of 1.3 years.

At December 31, 2020, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $56,004 and $52,230 as of December 31, 2020 and 2019, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans, where the plan sponsor retains ownership and control of the related plan assets and the Company provides book value benefit responsiveness to qualified participant withdrawals, in the event withdrawals requested exceeds plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit withdrawal needs and earns a market interest rate on these advances. A periodically adjusted contract-crediting rate is a means by which investment and benefit responsiveness experience is passed through to participants. In return for the book value benefit responsiveness guarantee, the Company receives a premium that varies based on such elements as benefit responsiveness exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines ensuring the appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements to have a material impact on the reported financial results. In compliance with statutory guidelines, no reserves were recorded at December 31, 2020.

The Company is party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes includes substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not to be material to the Company’s financial position.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has been named in class actions, as well as individual litigation, relating to increases in monthly deduction rates (MDR) on universal life products. The Company has settled two such class actions, one in January 2019 and one in April 2020. In connection with the first lawsuit, the Company continues to defend against a number of lawsuits initiated by opt out class members. The Company holds provisions totaling approximately $170 for these lawsuits as of December 31, 2020.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $9 and $10 and an offsetting premium tax benefit $7 and $8 at December 31, 2020 and 2019, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $3, $3 and $1, for the years ended December 31, 2020, 2019 and 2018, respectively.

16. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company is party to municipal repurchase agreements which were established via bilateral trades and accounted for as secured borrowings. For municipal repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information on the securities sold under the municipal repurchase agreements for four quarters of 2020 and 2019:

December 31, 2020
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$200
Fair Value	$167	$211	$232	$232

Ending Balance
BACV	XXX	XXX	XXX	$200
Fair Value	$167	$211	$232	$232

December 31, 2019
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$113
Fair Value	$219	$207	$232	$126

Ending Balance
BACV	XXX	XXX	XXX	$113
Fair Value	$171	$207	$232	$126

		2020			2019

	NAIC 1	NAIC 2	Total	NAIC 1	NAIC 2	Total

Bonds - BACV	$160	$40	$200	$112	$1	$113
Bonds - FV	190	42	232	125	1	126

These securities have maturity dates that range from 2021 to 2097.

The following table provides information on the cash collateral received and liability to return collateral under the municipal repurchase agreements for four quarters of 2020 and 2019:

December 31, 2020
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$131	$164	$182	$101

Ending Balance (1)
Cash	$131	$162	$79	$100

(1) The remaining collateral held was greater than 90 days from contractual maturity.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2019
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$126	$157	$174	$100

Ending Balance (1)
Cash	$126	$154	$78	$98

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2020 and 2019, the Company had dollar repurchase agreements outstanding in the amount of $969 and $706, respectively, which is included in borrowed money on the balance sheets. Those amounts include accrued interest of $2 and $2, at December 31, 2020 and 2019, respectively. At December 31, 2020, securities with a book value of $958 and a fair value of $972 were subject to dollar repurchase agreements. These securities have maturity dates that range from April 1, 2035 to January 1, 2051. At December 31, 2019, securities with a book value of $805 and a fair value of $807 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value

	2020	2019

Open	$967	$704
Securities received	–	–

Total collateral received	$967	$704

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2020 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gains (Losses)

Preferred stocks:
NAIC 4	1	$–	$–	$–

Common stocks	3	$–	$–	$–

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

17. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2020 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

	December 31
	2020	2019

Balance Sheets
Total assets as reported in the Company’s Annual Statement	$200,268	$185,304
Decrease in other assets	–	(1,217)
Increase in net deferred income tax asset	–	9

Total assets as reported in the accompanying audited statutory basis balance sheet	$200,268	$184,096

Total liabilities as reported in the Company’s Annual Statement	$192,158	$175,914
Decrease in aggregate reserves for policies and contracts	–	(311)
Increase in policy and contract claim reserves	–	8
Decrease in funds held under reinsurance treaties	–	(742)
Decrease in other liabilities	–	(124)

Total liabilities as reported in the accompanying audited statutory basis balance sheet	$192,158	$174,745

Total capital and surplus as reported in the Company’s Annual Statement	$8,110	$9,390
Decrease in net income	–	(234)
Increase in change in net deferred income tax asset	–	9
Increase in change in surplus as a result of reinsurance	–	186

Total capital and surplus as reported in the accompanying audited statutory basis balance sheet	$8,110	$9,351

Statements of Operations
Statutory net income as reported in the Company’s Annual Statement	$1,291	$3,757
Increase in commissions and expense allowances on reinsurance ceded	(69)	–
Increase in reserve adjustment on reinsurance ceded	193	243
Decrease in fee revenue and other income	3	(104)
Increase in commissions	69	–
Increase in general insurance expenses and other	(196)	(140)
Decrease in premiums and other considerations	–	(653)
Decrease in surrender benefits	–	653
Increase in change in aggregate reserves	–	(41)
Decrease in federal income tax (benefit) expense	–	2
Increase in death benefits	–	(8)

Total net income as reported in the accompanying audited statutory basis statement of operations	$1,291	$3,709

The reconciling differences to the Annual Statement for current and prior year is primarily driven by elimination of affiliated activity for the merged entities in 2020. For additional detail on the impacts of the merger, please refer to Note 1. In addition, prior year reconciling differences also relate to adjustments for actuarial modeling and misclassifications within the Statements of Operations related to accounting for retirement plans.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

18. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the balance sheets date (Type I). Events that are indicative of conditions that arose after the balance sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2020 through April 14, 2021.

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2020
Entity Name	FEIN

Transamerica Corporation	42-1484983

AEGON Asset Management Services Inc	39-1884868

AEGON Direct Marketing Services Inc	42-1470697

AEGON Financial Services Group Inc	41-1479568

AEGON Institutional Markets Inc	61-1085329

AEGON Management Company	35-1113520

AEGON USA Real Estate Services Inc	61-1098396

AEGON USA Realty Advisors of CA	20-5023693

AUSA Properties Inc	27-1275705

Commonwealth General Corporation	51-0108922

Creditor Resources Inc	42-1079584

CRI Solutions Inc	52-1363611

Financial Planning Services Inc	23-2130174

Garnet Assurance Corporation	11-3674132

Garnet Assurance Corporation II	14-1893533

Garnet Assurance Corporation III	01-0947856

Intersecurities Ins Agency	42-1517005

Ironwood Re Corp	47-1703149

LIICA RE II	20-5927773

Massachusetts Fidelity Trust	42-0947998

MLIC RE I Inc	01-0930908

Money Services Inc	42-1079580

Monumental General Administrators Inc	52-1243288

Pearl Holdings Inc I	20-1063558

Pearl Holdings Inc II	20-1063571

Pine Falls Re Inc	26-1552330

Real Estate Alternatives Portfolio 3A Inc	20-1627078

River Ridge Insurance Company	20-0877184

Short Hills Management	42-1338496

Stonebridge Benefit Services Inc	75-2548428

TCF Asset Management Corp	84-0642550

TCFC Air Holdings Inc	32-0092333

TCFC Asset Holdings Inc	32-0092334

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2020
Entity Name	FEIN

TLIC Oakbrook Reinsurance Inc.	47-1026613

TLIC Watertree Reinsurance, Inc.	81-3715574

Transamerica Accounts Holding Corp	36-4162154

Transamerica Affinity Services Inc	42-1523438

Transamerica Affordable Housing Inc	94-3252196

Transamerica Asset Management	59-3403585

Transamerica Capital Inc	95-3141953

Transamerica Casualty Insurance Company	31-4423946

Transamerica Commercial Finance Corp I	94-3054228

Transamerica Corporation (OREGON)	98-6021219

Transamerica Finance Corporation	95-1077235

Transamerica Financial Advisors	59-2476008

Transamerica Financial Life Insurance Company	36-6071399

Transamerica Fund Services Inc	59-3403587

Transamerica Home Loan	95-4390993

Transamerica International Re (Bermuda) Ltd	98-0199561

Transamerica Investors Securities Corp	13-3696753

Transamerica Life Insurance Company	39-0989781

Transamerica Pacific Insurance Co Ltd	94-3304740

Transamerica Pacific Re, Inc.	85-1028131

Transamerica Premier Life Insurance Company	52-0419790

Transamerica Resources Inc	52-1525601

Transamerica Stable Value Solutions Inc	27-0648897

Transamerica Vendor Financial Services Corporation	36-4134790

United Financial Services Inc	52-1263786

World Fin Group Ins Agency of Massachusetts Inc	04-3182849

World Financial Group Inc	42-1518386

World Financial Group Ins Agency of Hawaii Inc	99-0277127

World Financial Group Insurance Agency of WY Inc	42-1519076

World Financial Group Insurance Agency	95-3809372

Zahorik Company Inc	95-2775959

Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2020

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$7,039	$9,657	$7,314
States, municipalities and political subdivisions	2,863	3,123	2,863
Foreign governments	485	544	485
Hybrid securities	576	658	576
All other corporate bonds	39,241	46,111	39,206
Preferred stocks	109	109	105

Total fixed maturities	50,313	60,202	50,549

Equity securities
Common stocks:
Industrial, miscellaneous and all other	136	180	180

Total equity securities	136	180	180

Mortgage loans on real estate	9,015		9,015
Real estate	56		56
Policy loans	2,037		2,037
Other long-term investments	1,496		1,496
Receivable for securities	3		3
Receivable for derivative cash collateral posted to counterparty	295		295
Securities lending	2,115		2,115
Cash, cash equivalents and short-term investments	1,683		1,683

Total investments	$67,149		$67,429

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.

(2)

United States government and corporate bonds of $48 are held at fair value rather than amortized cost due to having an NAIC 6 rating. Two preferred stock securities are held at fair value of $6 due to having an NAIC 4 and 6 ratings.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2020
Individual life	$24,275	$–	$685	$2,264	$1,460	$5,342	$1,388
Individual health	5,760	112	401	750	423	908	405
Group life and health	2,468	23	138	841	159	496	347
Annuity	18,328	–	33	12,868	1,319	19,336	(3,775)

	$50,831	$135	$1,257	$16,723	$3,361	$26,082	$(1,635)

Year ended December 31, 2019
Individual life	$22,141	$–	$472	$2,884	$1,267	$2,658	$1,255
Individual health	5,567	185	299	750	357	1,034	262
Group life and health	2,463	31	138	866	155	471	305
Annuity	15,478	–	34	11,208	986	16,001	(4,217)

	$45,649	$216	$943	$15,708	$2,765	$20,164	$(2,395)

Year ended December 31, 2018
Individual life	$22,542	$–	$488	$1,885	$1,233	$3,089	$1,607
Individual health	5,439	180	270	729	380	915	217
Group life and health	2,462	38	167	1,094	151	604	433
Annuity	15,711	–	38	10,889	745	17,406	(3,462)
Other	–	–	–	–	235	–	–

	$46,154	$218	$963	$14,597	$2,744	$22,014	$(1,205)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2020
Life insurance in force	$739,067	$736,338	$397,134	$399,863	99%

Premiums:
Individual life	$4,173	$3,106	$1,197	$2,264	53%
Individual health	797	61	14	750	2%
Group life and health	948	133	26	841	3%
Annuity	13,273	418	13	12,868	0%

	$19,191	$3,718	$1,250	$16,723	7%

Year ended December 31, 2019
Life insurance in force	$726,805	$809,789	$421,752	$338,768	124%

Premiums:
Individual life	$4,575	$2,988	$1,297	$2,884	45%
Individual health	797	66	19	750	3%
Group life and health	968	137	35	866	4%
Annuity	11,582	517	143	11,208	1%

	$17,922	$3,708	$1,494	$15,708	10%

Year ended December 31, 2018
Life insurance in force	$744,474	$871,308	$452,075	$325,241	139%

Premiums:
Individual life	$4,393	$3,859	$1,351	$1,885	72%
Individual health	773	69	25	729	3%
Group life and health	1,207	187	74	1,094	7%
Annuity	11,055	296	130	10,889	1%

	$17,428	$4,411	$1,580	$14,597	11%

PART C	OTHER INFORMATION

Item 27.	Exhibits

Exhibits:

(a)	Resolution of the Board of Directors of National Home Life Assurance Company (“National Home”) authorizing establishment of the Separate Account. Note 1

(a.1)	Resolution of Board of Directors of Transamerica Life Insurance Company Approving Plan of Merger with Transamerica Premier Life Insurance Company. Note 18

(a.2)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company Approving Plan of Merger with Transamerica Life Insurance Company. Note 18

(b)	Not Applicable.

(c)	Not Applicable.

(d.1)	Variable Annuity Contract, Form No. VVAP U 11014. Note 4

(d.2)	Optional Riders. Note 4

(d.3)	GLWB Rider. Note 8

(d.4)	GLWB Rider. Note 10

(d.5)	GLWB Rider. Note 12

(d.6)	ROP Rider. Note 10

(e)	Application. Note 16

(f.1)	Articles of Incorporation of Transamerica Life Insurance Company. Note 17

(f.2)	Bylaws of Transamerica Life Insurance Company. Note 17

(g)	Not Applicable.

(h)	Participation Agreement (Vanguard). Note 5

(h.1)	Administration Service Agent. Note 3

(h.2)	First Amendment to Participation Agreement. Note 6

(h.3)	Second Amendment to Participation Agreement. Note 6

(h.4)	Third Amendment to Participation Agreement. Note 6

(h.5)	Fourth Amendment to Participation Agreement. Note 7

(h.6)	Fifth Amendment to Participation Agreement. Note 8

(h.7)	Participation Agreement - Vanguard and Monumental Life Insurance Company. Note 9

(h.8)	Participation Agreement Amendment No.1 - Vanguard and Monumental Life Ins Co. Note 11

(h.9)	Participation Agreement Amendment No.2 - Vanguard and Monumental Life Ins Co. Note 11

(h.10)	Participation Agreement Amendment No.3 - Vanguard and Monumental Life Ins Co. Note 13

(h.11)	Participation Agreement Amendment No.4 - Vanguard and Monumental Life Ins Co. Note 14

(h.12)	Participation Agreement Amendment No.5 - Vanguard and Monumental Life Ins Co. Note 15

(h.13)	Participation Agreement Amendment No.6 - Vanguard and Monumental Life Ins Co. Note 15

(i)	Not Applicable

(j)	Not Applicable

(k)	Opinion and Consent of Counsel. Note 19

(l)	Consent of Independent Registered Public Accounting Firm. Note 19

(m)	No Financial Statements are omitted from Item 23.

(n)	Not applicable.

(o)	Not Applicable

(p)	Performance computation. Note 2

(q)	Powers of Attorney. Blake S. Bostwick, Fred Gingerich, Karyn Polak, David Schulz, C. Michiel van Katwijk. Note 19

Note 1.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-146328) filed on September 26, 2007.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement of Providian Life & Health Insurance Company Separate Account IV, (File No. 33-36073) filed on April 30, 1996.

Note 3.	Incorporated herein by reference to Post-Effective Amendment No. 11 to Registration Statement of Providian Life & Health Insurance Company Separate Account IV, (File No. 33-36073) filed on April 30, 1998.

Note 4.	Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Peoples Benefit Life Insurance Company (File No. 33-36073) filed on June 26, 2002.

Note 5.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-65151) filed on October 1, 1998.

Note 6.	Incorporated herein by reference to Post-Effective Amendment No. 22 on Separate Account IV, (File No. 33-36073) filed on April 30, 2007.

Note 7.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-146328) filed on April 28, 2008.

Note 8.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-146328) filed on February 9, 2009.

Note 9.	Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-146328) filed on April 25, 2011.

Note 10.	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-146328) filed on June 15, 2011.

Note 11.	Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 333-146328) filed on April 27, 2012.

Note 12.	Incorporated herein by reference to Post-Effective Amendment No. 13 to Form N-4 Registration Statement (File No. 333-146328) filed on January 25, 2013.

Note 13.	Incorporated herein by reference to Post-Effective Amendment No. 16 to Form N-4 Registration Statement (File No. 333-146328) filed on April 24, 2013.

Note 14	Incorporated herein by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement (File No. 333-146328) filed on September 27, 2013.

Note 15.	Incorporated herein by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (333-146328) filed on April 30, 2014.

Note 16.	Incorporated herein by reference to Post-Effective Amendment No. 19 to Form N-4 Registration Statement (File No. 333-146328) filed on April 28, 2015.

Note 17.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-169445) filed on September 17, 2010.

Note 18.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-249114) filed on September 29, 2020.

Note 19.	Filed herewith.

Item 28.    Directors and Officers of the Depositor (Transamerica Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor

Blake S. Bostwick 1801 California St. Suite 5200 Denver, CO 80202	Director, Chief Executive Officer and President

Fred Gingerich 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499	Director, Chairman of the Board, Controller, Assistant Treasurer and Vice President

Karyn Polak 100 Light Street Baltimore, MD 21202	Director, General Counsel, Secretary and Senior Vice President

David Schulz 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499	Director, Chief Tax Officer and Senior Vice President

C. Michiel van Katwijk 100 Light Street Baltimore, MD 21202	Director, Chief Financial Officer, Executive Vice President and Treasurer

Item 29. Persons Controlled by or under Common Control with the Depositor or Registrant.

As of December 31, 2020, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Members: AHDF Manager I, LLC (0.01%), Mangaging Member; Transamerica Life Insurance Company (5%); non-AEGON affiliates: Dominium Taxable Fund I, LLC (94.99%)	Affordable housing loans
AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC is the Manager; equity will be owned by clients/Investors of AEGON USA Investment Management, LLC	To serve as a fund for a client and offer flexilbility to accommodate other similarly situated clients.
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
Aegon Community Investments 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)

Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 52, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 53, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 54, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 55, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 56, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 57, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 58, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 59, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Community Investments 60, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 61, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 62, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 63, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 64, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Life Insurance Company owns 73.548%; Commonwealth General Corporation owns 26.452%	Marketing company
AEGON Direct Marketing Services International, LLC	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Energy Management, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
Aegon LIHTC Fund 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Life Insurance Company (25.49750%); non-affiliate of AEGON, Citibank, N.A. (48.9950%)

Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 51, LLC	Delaware	Members: Aegon Community Investments 51, LLC (.01%) as Managing Member; non-affiliate of AEGON, Citibank, N.A. (99.99%)	Investments
Aegon LIHTC Fund 52, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (10.18%); Transamerica Life Insurance Company (1%); Managing Member - Aegon Community Investments 52, LLC (0.01%); non-affiliates of AEGON, Citibank, N.A. (49%); California Bank & Trust (5.21%); Pacific West Bank (7.58%); Ally Bank (11.35%); US Bank (7.58%); Bank of the West (7.46%)

Investments
Aegon LIHTC Fund 54, LLC	Delaware	Non-Member Manager Aegon Community Investments 54, LLC (0%); Members: non-affiliate of Aegon, FNBC Leasing Corporation (100%)	Investments
Aegon LIHTC Fund 55, LLC	Delaware

Members: Managing Member - Aegon Community Investments 55, LLC (.01%); Transamerica Life Insurance Company (2.82%); non-affiliates of AEGON, Bank of Hope (14.26%); CMFG Life Insurance Company (9.72%); Citibank, N.A. (21.69%); ZB

National Association (1.81%); Ally Bank (8.21%); U.S. Bancorp Community Development Corporation (22.10%); Lake City Bank (1.47%); The Guardian Life Insurance Company of America (10.45%); Minnesota Life Insurance Company (7.46%)

Investments
Aegon LIHTC Fund 57, LLC	Delaware	Members: Managing Member - Aegon Community Investments 57, LLC (.01%); non-affiliate of AEGON, Bank of America, N.A. as Investor Member (99.99%)	Investments
Aegon LIHTC Fund 58, LLC	Delaware

Members: Managing Member - Aegon Community Investments 58, LLC (0.01%); Transamerica Life Insurance Company (12%); non-affiliates of AEGON, Allstate Insurance Company (12%); Allstate Life Insurance Company (12%); Ally Bank (17%); CMFG Life Insurance Company (8.05%); Santander Bank, N.A. (22.25%); U.S. Bancorp Community Development Corporation (19.47%); Zions Bancorporation, N.A. (6.35%)

Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 60, LLC	Delaware	Non-Member Manager Aegon Community Investments 60, LLC (0%); Member: non-affiliate of Aegon, FNBC Leasing Corporation (100%)	Investments
Aegon LIHTC Fund 61, LLC	Delaware	Non-Member Manager Aegon Community Investments 61, LLC (0%); Members: non-affiliate of Aegon, HSBC Bank, N.A. (100%)\	Investments
Aegon LIHTC Fund 62, LLC	Delaware	Sole Member: Aegon Community Investments 62, LLC	Investments
Aegon LIHTC Fund 63, LLC	Delaware	Sole Member: Aegon Community Investments 63, LLC	Investments
Aegon LIHTC Fund 64, LLC	Delaware	Sole Member: Aegon Community Investments 64, LLC	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Sole Member: Tramsamerica Life Insurance Company	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
Aegon Market Neutral Income Fund, LLC	Delaware	AEGON USA Investment Management, LLC is the sole Member until the first Investor buys in, then the entity will be managed by a 3-Member Board of Managers.	Investments
Aegon Multi-Family Equity Fund, LLC	Delaware	Members: Transamerica Life Insurance Company (20%); Transamerica Financial Life Insurance Company (5%); non-affiliate of AEGON: Landmark Real Estate Partners VIII, L.P. (72.1591%).	Investments
Aegon Opportunity Zone Fund Joint Venture 1, LLC	Delaware	Sole Member: Aegon OZF Investments 1, LLC	Investments
Aegon OZF Investments 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
Aegon Private Opportunities Partners I, LLC	Delaware	Sole member: Transamerica Life Insurance Company	Investments (private equity)
Aegon Upstream Energy Fund, LLC	Delaware	Sole Member: AEGON Energy Management, LLC	Investments
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
Aegon Workforce Housing Boynton Place REIT, LLC	Delaware	Sole Member: Aegon Worforce Housing Separate Account 1, LLC	Multifamily private equity structure with third- party Investor
Aegon Workforce Housing Fund 2 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 2, LP	Holding company
Aegon Workforce Housing Fund 2, LP	Delaware	General Partner is AWHF2 General Partner, LLC. Fund Partners: Transamerica Life Insurance Company (80%) and Transamerica Financial Life Insurance Company (20%)	Investments
Aegon Workforce Housing Fund 3 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 3, LP	Holding company
Aegon Workforce Housing Fund 3,LP	Delaware	General Partner is AWHF3 General Partner, LLC. Fund Partners: Transamerica Life Insurance Company (90%) and Transamerica Financial Life Insurance Company (10%)	Investments
Aegon Workforce Housing Park at Via Rosa REIT, LLC	Delaware	Sole Member: Aegon Worforce Housing Separate Account 1, LLC	Multifamily private equity structure with third- party Investor
Aegon Workforce Housing Separate Account 1, LLC	Delaware

Members: Transamerica Life Insurance Company (20.08%); Transamerica Financial Life Insurance Company (4.170%); non-affiliates of AEGON: Lake Tahoe IV, L.P. (23.860%); Townsend RE Global Special Solutions, L.P. (10.230%); Townsend Real Estate Alpha Fund III, L.P. (40.910%). Member Manager: AWHSA Manager 1, LLC.

Multifamily private equity structure with third- party Investor
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMFETF Manager, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% Member; Cupples State LIHTC Investors, LLC - 1% Member; TAH Pentagon Funds, LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AUIM Credit Opportunities Fund, LLC	Delaware	Members: AEGON USA Invesmtent Management, LLC (98.36%); non- affiliate of AEGON (1.64%)	Investment vehicle
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AWHF2 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHF3 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHSA Manager 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Multifamily private equity structure with third- party Investor
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- Barfield, LLC (50%)	Investments
Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments in low income housing tax credit properties
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Management services
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset Manager: non-affiliate of AEGON, Solar TC Corp. (100%) Investor Member	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Transamerica Life Insurance Company (.01%); non-affiliate of AEGON, Aegon Community Investments III, (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (99.99%) and Transamerica Life Insurance Company (0.01%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII, LLC	Delaware	Members: Managing Member, Garnet Community Investments XII (.01%), Garnet LIHTC Fund XII-B (13.30%), Garnet LIHTC Fund XII-C (13.30%); non- affiliate of Aegon, Bank of America, N.A. (73.39%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (99.99%) and Transamerica Life Insurance Company (.01%).	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (99.99%) and Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Managing Member, Garnet Community Investments .01%; Garnet LIHTC Fund XIII-A (68.10%); Garnet LIHTC Fund XIII-B (31.89%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Managing Member, Garnet Community Investments XIII, LLC (99.99%) and Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Managing Member, Garnet Community Investments XIII, LLC (99.99%) and Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non- affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)

Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non- affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non- affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non- affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non- affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non- affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: Garnet Community Investments XXXIV, LLC (99.99%) and Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non- affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as Managing Member; JPM Capital Corporation, a non-AEGON affiliate (99%) as Investor Member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-Member Manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC a Managing Member (1%); non-AEGON affiliate, FNBC Leasing Corporation as Investor Member (99%)	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC (.01%); non- AEGON affiliate, Partner Reinsurance Company of the U.S. (99.99%)	Investments
Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% Managing Member); non-AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) Managing Member; non-affiliates of AEGON: Community Trust Bank (83.33%) Investor Member; Metropolitan Bank (16.66%) Investor Member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) Managing Member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) Investor Member	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware

Members: Garnet Community Investments XLVII, LLC (1%) Managing Member; Transamerica Life Insurance Company (14%) Investor Member; non- affiliate of AEGON: Citibank, N.A. (49%) Investor Member; New York Life Insurance Company (20.5%) Investor Member and New York Life Insurance and Annuity Corporation (15.5%) Investor Member

Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLVIII, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (75.18%) and Garnet Community Investments XXXLVIII, LLC (.01%); non-affiliates of AEGON: U.S. Bancorp Community Development Corporation (21.04%), American Republic Insurance Company (2.84%), Bank of Hope (.93%)

Investments
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California

Partners: Garnet LIHTC Fund XIV, LL (99.99% Investor limited partner); Transamerica Affordable Housing, Inc. (non-owner special limited partner); non- affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); TAH Imani Fe GP, LLC (.0033% co- general partner); Grant Housing and Economic Development Corporation (.0033% Managing general partner)

Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Life Insurance Company	Insurance agency
Investors Warranty of America, LLC	Iowa	Sole Member: RCC North America LLC	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund 53, LLC	Delaware	Non-Member Manager, AEGON Community Investments 53, LLC (0%); non-affiliates of AEGON: Bank of America, National Association (98%); MUFG Union Bank, N.A. (2%)	Investments
LIHTC Fund 56, LLC	Delaware	Members: Managing Member - Aegon Community Investments 56, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (90%) and MUFG Union Bank, N.A. (10%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
LIHTC Fund 59, LLC	Delaware	Members: Non-Member Manager Aegon Community Investments 59, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (99.99%); Dominium Taxable Fund II, LLC (0.01%)	Investments
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Money Services, Inc.	Delaware	100% AUSA Holding, LLC

Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer- related software and hardware services, including procurement and contract services to some or all of the Members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
Natural Resources Alternatives Portfolio I, LLC	Delaware	Members: Transamerica Life Insurance Company (96%); Transamerica Financial Life Insurance Company (4%); Managing Member: AEGON USA Realty Advisors, LLC	Investment vehicle - to invest in Natural Resources
Natural Resources Alternatives Portfolio II, LLC	Delaware	Members: Transamerica Life Insurance Company (95%); Transamerica Financial Life Insurance Company (5%)	Investment vehicle
Natural Resources Alternatives Portfolio 3, LLC	Delaware	Members: Transamerica Life Insurance Company (90%); Transamerica Financial Life Insurance Company (10%)	Investment vehicle
Nomagon Title Grandparent, LLC	Delaware	Sole member is AEGON USA Asset Management Holding, LLC; AEGON USA Realty Advisors, LLC is the non- member manager of this entity	Investment vehicle

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Nomagon Title Holding 1, LLC	Delaware	Sole member is Nomagon Title Parent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Nomagon Title Parent, LLC	Delaware	Sole member is Nomagon Title Grandparent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- MITBK, LLC (50%)	Investments
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Marketing non-insurance products
Placer 400 Investors, LLC	California	Members: RCC North Amerivca LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non- affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: RCC North America LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Member: Transamerica Life Insurance Company. Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (90.6%).	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (96%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (96%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
TA Private Equity Assets, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments (private equity)
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
THH Acquisitions, LLC	Iowa	Sole Member - Transamerica Life Insurance Company	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: RCC North America LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Asset Management, Inc.	Florida	Transamerica Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Iowa	100% Transamerica Corporation	Insurance company
Transamerica Corporation	Delaware	100% AEGON International B.V.	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance
Transamerica Pyramid Properties LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Realty limited liability company
Transamerica Redwood Park, LLC	Delaware	Sole Member - Transamerica Corporation	Hold property interests in Redwood Park in California
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
US PENG, INC.	Delaware	Sole Member: AEGON Levensverzekering N.V.	Energy investment strategy
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	Iowa	100% Transamerica Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non- AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (69.15%); Transamerica Financial Life Insurance Company (16.58%); Transamerica Pacific Insurance Company, Ltd. (14.27%). Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

Item 30.  Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A, Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II, Separate Account VA BB, Separate Account VA CC, Separate Account VA DD, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, TFLIC Separate Account B, Transamerica Variable Funds, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer

Joe Boan	(1)	Director, Chairman of the Board, Chief Executive Officer and Vice President

Doug Hellerman	(3)	Chief Compliance Officer and Vice President

Gregory E. Miller-Breetz	(1)	Secretary

(1)	100 Light Street, Floor B1, Baltimore, MD 21202
(2)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(3)	1801 California Street, Suite 5200, Denver, CO 80202

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$0	0	0	0

(1)	Fiscal Year 2020

Item 32.  Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 33.  Management Services.

All management Contracts are discussed in Part A or Part B.

Item 34.  Fee Representation

The Depositor hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SECTION 403(B) REPRESENTATIONS

Transamerica Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

TEXAS ORP REPRESENTATION

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Denver, and State of Colorado, on this 28th day of April, 2021.

SEPARATE ACCOUNT VA DD
Registrant

TRANSAMERICA LIFE INSURANCE COMPANY
Depositor

*
Blake S. Bostwick
Director and President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

*	Director, Chief Executive Officer and	April 28, 2021
Blake S. Bostwick	President

*	Director, Chairman of the Board, Controller,	April 28, 2021
Fred Gingerich	Assistant Treasurer and Vice President

*	Director, General Counsel, Secretary and	April 28, 2021
Karyn Polak	Senior Vice President

*	Director, Chief Tax Officer and Senior Vice	April 28, 2021
David Schulz	President

*	Director, Chief Financial Officer, Executive	April 28, 2021
C. Michiel van Katwijk	Vice President and Treasurer

/s/Brian Stallworth	Assistant Secretary	April 28, 2021
Brian Stallworth

*By: Brian Stallworth – Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.